   As filed with the U.S. Securities and Exchange Commission on April 27, 2006
                           Registration No. 333-127543
                 ----------------------------------------------
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------
                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                        POST EFFECTIVE AMENDMENT NO.1 [X]

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                              AMENDMENT NO. 15 [X]

       John Hancock Life Insurance Company of New York SEPARATE ACCOUNT B
                           (Exact Name of Registrant)

                 John Hancock Life Insurance Company of New York
                               (Name of Depositor)

                              197 Clarendon Street
                                Boston, MA 02117
          (Complete address of depositor's principal executive offices)

                   Depositor's Telephone Number: 617-572-6000
                               ------------------
                             JAMES C. HOODLET, ESQ.
                 John Hancock Life Insurance Company of New York
                              U.S. Protection - LAW
                               JOHN HANCOCK PLACE
                                BOSTON, MA 02117
                (Name and complete address of agent for service)
                               ------------------
                                    Copy to:
                            THOMAS C. LAUERMAN, ESQ.
                                 Jorden Burt LLP
                       1025 Thomas Jefferson Street, N.W.
                                 Suite 400 East
                           Washington, D.C. 20007-5208
                               ------------------
It is proposed that this filing will become effective (check appropriate box)

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
[X]  on May 1, 2006 pursuant to paragraph (b) of Rule 485
[ ]  60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ]  on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

[ ] this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

                          Prospectus dated May 1, 2006

                                for interests in
                               Separate Account B

                       Interests are made available under

                       PROTECTION VARIABLE UNIVERSAL LIFE

      a flexible premium variable universal life insurance policy issued by

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
                               ("John Hancock NY")

  The policy provides fixed account options with fixed rates of return declared by John Hancock NY
                     and the following investment accounts:

Science & Technology
Pacific Rim
Health Sciences
Emerging Growth
Small Cap Growth
Emerging Small Company
Small Cap
Small Cap Index
Dynamic Growth
Mid Cap Stock
Natural Resources
All Cap Growth
Strategic Opportunities
Financial Services
International Opportunities
International Small Cap
International Equity Index B
Overseas Equity
American International
International Value
International Core
Quantitative Mid Cap
Mid Cap Index
Mid Cap Core
Global
Capital Appreciation
American Growth
U.S. Global Leaders Growth
Quantitative All Cap
All Cap Core
Total Stock Market Index
Blue Chip Growth
U.S. Large Cap
Core Equity
Strategic Value
Large Cap Value
Classic Value
Utilities
Real Estate Securities
Small Cap Opportunities
Small Cap Value
Small Company Value
Special Value
Mid Value
Mid Cap Value
Value
All Cap Value
Growth & Income
500 Index B
Fundamental Value
U.S. Core
Large Cap
Quantitative Value
American Growth-Income
Equity-Income
American Blue Chip Income and Growth
Income & Value
Managed
PIMCO VIT All Asset
Global Allocation
High Yield
U.S. High Yield Bond
Strategic Bond
Strategic Income
Global Bond
Investment Quality Bond
Total Return
American Bond
Real Return Bond
Bond Index B
Core Bond
Active Bond
U.S. Government Securities
Short-Term Bond
Money Market B
Lifestyle Aggressive
Lifestyle Growth
Lifestyle Balanced
Lifestyle Moderate
Lifestyle Conservative

                             * * * * * * * * * * * *

     Please note that the Securities and Exchange Commission ("SEC") has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

     .    Starting on the next page is a Table of Contents for this prospectus.

     . The section after the Table of Contents is called "Summary of Benefits and Risks". It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.

     . Behind the Summary of Benefits and Risks section is a section called "Fee Tables" that describes the fees and expenses you will pay when buying, owning and surrendering the policy.

     . Behind the Fee Tables section is a section called "Detailed Information". This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.

     . Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the "SAI") and how the SAI, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds' prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as "feeder funds", the prospectus for the corresponding "master fund" is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

                                TABLE OF CONTENTS

                                                              Page No.
                                                             ---------
SUMMARY OF BENEFITS AND RISKS .........................          4
The nature of the policy ..............................          4
Summary of policy benefits ............................          4
   Death benefit ......................................          4
   Surrender of the policy ............................          4
   Withdrawals ........................................          4
   Policy loans .......................................          4
   Optional supplementary benefit riders ..............          5
   Investment options .................................          5
Summary of policy risks ...............................          5
   Lapse risk .........................................          5
   Investment risk ....................................          5
   Transfer risk ......................................          5
   Early surrender risk ...............................          5
   Market timing risk .................................          6
   Tax risks ..........................................          6
FEE TABLES ............................................          7
DETAILED INFORMATION ..................................         13
Table of Investment Options and Investment
   Subadvisers ........................................         13
Description of John Hancock NY ........................         22
Description of Separate Account B .....................         22
The fixed account .....................................         23
The death benefit .....................................         23
   Limitations on payment of death benefit ............         23
   Base Face Amount vs. Supplemental Face
      Amount ..........................................         23
   The minimum death benefit ..........................         24
   When the insured person reaches 121 ................         24
   Requesting an increase in coverage .................         24
   Requesting a decrease in coverage ..................         25
   Change of death benefit option .....................         25
   Tax consequences of coverage changes ...............         25
   Your beneficiary ...................................         25
   Ways in which we pay out policy proceeds ...........         26
   Changing a payment option ..........................         26
   Tax impact of payment option chosen ................         26
Premiums ..............................................         26
   Planned premiums ...................................         26
   Minimum initial premium ............................         26
   Maximum premium payments ...........................         26
   Processing premium payments ........................         27
   Ways to pay premiums ...............................         27
Lapse and reinstatement ...............................         27
   Lapse ..............................................         27
   No-lapse guarantee .................................         27
   Cumulative premium test ............................         28
   Death during grace period ..........................         28
   Reinstatement ......................................         28
The policy value ......................................         29
   Allocation of future premium payments ..............         29
   Transfers of existing policy value .................         29
Surrender and withdrawals .............................         30
   Surrender ..........................................         30
   Withdrawals ........................................         30
Policy loans ..........................................         31
   Repayment of policy loans ..........................         31
   Effects of policy loans ............................         32
Description of charges at the policy level ............         32
   Deduction from premium payments ....................         32
   Deductions from policy value .......................         32
   Additional information about how certain policy
      charges work ....................................         33
   Sales expenses and related charges .................         33
   Method of deduction ................................         33
   Reduced charges for eligible classes ...............         33
   Other charges we could impose in the future ........         34
Description of charges at the portfolio level .........         34
Other policy benefits, rights and limitations .........         34
   Optional supplementary benefit riders you can
      add .............................................         34
   Variations in policy terms .........................         35
   Procedures for issuance of a policy ................         35
   Commencement of insurance coverage .................         35
   Backdating .........................................         35
   Temporary coverage prior to policy delivery ........         35
   Monthly deduction dates ............................         36
   Changes that we can make as to your policy .........         36
   The owner of the policy ............................         36
   Policy cancellation right ..........................         36
   Reports that you will receive ......................         36
   Assigning your policy ..............................         37
   When we pay policy proceeds ........................         37
   General ............................................         37
   Delay to challenge coverage ........................         37
   Delay for check clearance ..........................         37
   Delay of separate account proceeds .................         37
   Delay of general account surrender proceeds ........         37
   How you communicate with us ........................         37
   General rules ......................................         37
   Telephone, facsimile and internet transactions .....         38
   Distribution of policies ...........................         39
Tax considerations ....................................         40
   General ............................................         40
   Policy death benefit proceeds ......................         40
   Other policy distributions .........................         40
   Policy loans .......................................         41
   Diversification rules and ownership of the
      Account .........................................         41
   7-pay premium limit and modified endowment
      contract status .................................         42
   Corporate and H.R. 10 retirement plans .............         42
   Withholding ........................................         42
   Life insurance purchases by residents of Puerto
      Rico ............................................         43
   Life insurance purchases by non-resident aliens ....         43
Financial statements reference ........................         43
Registration statement filed with the SEC .............         43
Independent registered public accounting firm .........         43

                          SUMMARY OF BENEFITS AND RISKS

The nature of the policy

     The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the investment accounts that you choose. The amount we pay to the policy's beneficiary upon the death of the insured person (we call this the "death benefit") may be similarly affected. That's why the policy is referred to as a "variable" life insurance policy. We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the "Detailed Information" section of this prospectus, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Summary of policy benefits

Death benefit

     When the insured person dies, we will pay the death benefit minus any outstanding loans and accrued interest. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described under "The minimum death benefit" provision in the "Detailed Information" section of this prospectus).

     . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

     You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender.

     If you have not taken a loan on your policy, the "policy value" of your policy will, on any given date, be equal to:

     .    the amount you invested,

     . gain or loss of the investment experience of the investment options you've chosen,

     .    minus all charges we deduct, and

     .    minus all withdrawals you have made.

     If you take a loan on your policy, your policy value will be computed somewhat differently. See "Effects of policy loans".

Withdrawals

     After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. We reserve the right to charge a fee of up to the lesser of 2% of the withdrawal amount or $25 for each withdrawal. Your policy value is automatically reduced by the amount of the withdrawal and the fee. We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

     You may borrow from your policy at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula (see the section entitled "Policy loans" for the formula). Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

     When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Availability of riders varies from state to state. Charges for most riders will be deducted monthly from the policy value.

Investment options

     The policy offers a number of investment options, as listed on the cover of this prospectus. There is an option that provides a fixed rate of return. Such an option is referred to in this prospectus as a "fixed account". The rest of the options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as "investment accounts". The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the "accounts". The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the Series Funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly-traded mutual funds. On the plus side, you can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio's value and create no taxable event for you. On the negative side, if and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the performance of your policy.

Summary of policy risks

Lapse risk

     If the net cash surrender value is insufficient to pay the charges when due and the no-lapse guarantee is not in effect, your policy can terminate (i.e. "lapse"). This can happen because you haven`t paid enough premiums or because the investment performance of the investment accounts you've chosen has been poor or because of a combination of both factors. You'll be given a "grace period" within which to make additional premium payments to keep the policy in effect. If lapse occurs, you'll be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

     Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

     As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you've chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

Transfer risk

     There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account options are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

     There are surrender charges assessed if you surrender your policy in the first 10 years from the purchase of the policy (or in the first 10 years a Face Amount increase is in effect). Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing risk

     Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by frequent transfer activity since such activity may expose the investment account's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage the portfolio's investments in accordance with the portfolio's investment objectives and policies, both of which may result in dilution with respect to interests held for long-term investment.

     To discourage disruptive frequent trading activity, we impose restrictions on transfers (see "Transfers of existing policy value") and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see "How you communicate with us"). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to: (i) restricting the number of transfers made during a defined period, (ii) restricting the dollar amount of transfers, and (iii) restricting transfers into and out of certain investment accounts. We also reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

     While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors.

Tax risks

     In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called "7 pay limit" that limits the amount of premium that can be paid in relation to the policy's death benefit. If the limit is violated, the policy will be treated as a "modified endowment contract", which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the "investor control rules" that determine whether you would be treated as the "owner" of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called "inside build-up" that is a major benefit of life insurance.

     In general, you will be taxed on the amount of distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes. If you have elected the Long-Term Care Acceleration Rider, you may be deemed to have received a distribution for tax purposes each time a deduction is made from your policy value to pay the rider charge. The tax laws are not clear on this point.

     There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made unless your policy is a "modified endowment contract", surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

                                   FEE TABLES

     This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

     The first table below describes the fees and expenses that you will pay at the time that you pay a premium, withdraw policy value, surrender the policy, lapse the policy or transfer policy value between investment accounts. We reserve the right to increase the premium charge beyond the level indicated on the Transaction Fees table in order to correspond with changes in state premium tax levels or in the Federal income tax treatment of the deferred acquisiton costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Transaction Fees
-----------------------------------------------------------------------------------------------------------------------------------
              Charge                               When Charge is Deducted                             Amount Deducted
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum premium charge                Upon payment of premium                            8% of each premium paid
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum withdrawal fee                Upon making a withdrawal                           The lesser of 2% of the withdrawal
                                                                                          amount or $25 (currently $0)/(2)/
-----------------------------------------------------------------------------------------------------------------------------------
 Surrender charge/(1)/                 Upon surrender, policy lapse or any reduction
                                       in Base Face Amount

  Maximum surrender charge                                                                $128 per thousand dollars of Base Face
                                                                                          Amount

  Minimum surrender charge                                                                $2.78 per thousand dollars of Base Face
                                                                                          Amount

  Surrender charge for                                                                    $14.10 per thousand dollars of Base
  representative insured person                                                           Face Amount
-----------------------------------------------------------------------------------------------------------------------------------
 Maximum transfer fee                  Upon each transfer into or out of an               $25 (currently $0)/(2)/
                                       investment account beyond an annual limit of
                                       not less than 12
-----------------------------------------------------------------------------------------------------------------------------------

(1) A surrender charge is applicable for 10 policy years from the Policy Date or any increase in the Base Face Amount, and is calculated as a percentage of the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied to the calculation starts out at 100% and reduces over the surrender charge period. The charges shown in the table are the amounts applied in the first year of the surrender charge period. The Surrender Charge Calculation Limit varies by the sex, issue age and underwriting risk class of the insured person. The maximum charge shown in the table is for a 90 year old male substandard smoker underwriting risk, the minimum charge shown is for a 0 year old female standard, and the charge for a representative insured person is for a 45 year old male standard non-smoker.

(2) This charge is not currently imposed, but we reserve the right to do so in the policy.

     The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. Except for the policy loan interest rate, all of the charges shown in the tables are deducted from your policy value. The second table is devoted only to optional supplementary rider benefits.

-----------------------------------------------------------------------------------------------------------------------------------
                                        Periodic Charges Other Than Fund Operating Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Amount Deducted
                                          When Charge is        -------------------------------------------------------------------
             Charge                          Deducted                     Guaranteed Rate                      Current Rate
-----------------------------------------------------------------------------------------------------------------------------------
 Cost of insurance charge:/(1)/      Monthly
  Minimum charge                                                $0.02 per $1,000 of NAR             $0.02 per $1,000 of NAR

  Maximum charge                                                $83.33 per $1,000 of NAR            $83.33 per $1,000 of NAR

  Charge for representative                                     $0.20 per $1,000 of NAR             $0.10 per $1,000 of NAR
  insured person
-----------------------------------------------------------------------------------------------------------------------------------
 Face Amount charge:/(2)/            Monthly for a duration
                                     varying with the age of
                                     the insured person (see
                                     footnote 2)

  Minimum charge                                                $0.02 per $1,000 of Base Face       $0.02 per $1,000 of Base Face
                                                                Amount                              Amount

  Maximum charge                                                $.79 per $1,000 of Base Face        $.79 per $1,000 of Base Face
                                                                Amount                              Amount

  Charge for representative                                     $0.14 per $1,000 of Base Face       $0.14 per $1,000 of Base Face
  insured person                                                Amount                              Amount
-----------------------------------------------------------------------------------------------------------------------------------
 Administrative charge               Monthly                    $15                                 $15
-----------------------------------------------------------------------------------------------------------------------------------
 Asset-based risk charge/(3)/        Monthly                    0.08% of policy value in policy     0.08% of policy value in policy
                                                                years 1-15                          years 1-15
                                                                0.02% of policy value in policy     0.00% of policy value in policy
                                                                year 16 and thereafter              year 16 and thereafter
 -----------------------------------------------------------------------------------------------------------------------------------
 Maximum policy loan interest        Accrues daily              4.25%                               4.25%
 rate/(4)/                           Payable annually
-----------------------------------------------------------------------------------------------------------------------------------

(1) The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or "NAR") by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the gender of the insured person. The "minimum" rate shown in the table is the rate in the first policy year for a policy issued to cover a 5 year old female preferred underwriting risk. The "maximum" rate shown in the table at both guaranteed and current rates is the rate in the first policy year for a policy issued to cover a 90 year old male substandard smoker underwriting risk. This includes the so-called "extra mortality charge". The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk with a policy in the first policy year. The charges shown in the table may not be particularly relevant to your current situation. For more information about cost of insurance rates, talk to your John Hancock NY representative.

(2) The duration of the Face Amount charge varies based upon the age of the insured person as of the anniversary date nearest the Policy Date or, if applicable, the date of the increase in Base Face Amount, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; and age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue (or an increase in the Base Face Amount, as applicable) by the applicable rate. The rates vary by the sex, age and risk class of the insured person. The "minimum" charge shown in the table is for a 0 year old female. The "maximum" rate shown is for a 90 year old male substandard smoker. The "representative insured person" referred to in the table is a 45 year old male standard risk.

(3) This charge only applies to that portion of policy value held in the investment accounts. The charge determined does not apply to any fixed account.

(4) 4.25% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.0% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%). The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.0%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

-------------------------------------------------------------------------------------------------------------------
                                                 Rider Charges
-------------------------------------------------------------------------------------------------------------------
                                                   When Charge is
                   Charge                             Deducted                      Amount Deducted
-------------------------------------------------------------------------------------------------------------------
 Total Disability Waiver of Monthly               Monthly
 Deductions Rider:/(1)/
  Minimum charge                                                       4.00% of all other monthly charges
  Maximum charge                                                       36.00% of all other monthly charges
  Charge for representative insured person                             7% of all other monthly charges
-------------------------------------------------------------------------------------------------------------------
 Disability Payment of Specified Premium          Monthly
 Rider:/(2)/
  Minimum charge                                                       $15.90 per $1,000 of Specified Premium
  Maximum charge                                                       $198.67 per $1,000 of Specified Premium
  Charge for representative insured person                             $51.66 per $1,000 of Specified Premium
-------------------------------------------------------------------------------------------------------------------
 Extended No-Lapse Guarantee Rider:/(3)/          Monthly
  Minimum charge                                                       $0.02 per $1,000 of Base Face Amount
  Maximum charge                                                       $0.08 per $1,000 of Base Face Amount
  Charge for representative insured person                             $0.03 per $1,000 of Base Face Amount
-------------------------------------------------------------------------------------------------------------------

(1) The charge for this rider is determined by multiplying the total of all monthly charges (other than the charge for the rider) by the applicable rate. The rates vary by the issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old standard or preferred underwriting risk. The "maximum" rate shown in the table is for a 59 year old substandard underwriting risk. The "representative insured person" referred to in the table is a 45 year old standard or preferred underwriting risk.

(2) The charge for this rider is determined by multiplying the Specified Premium by the applicable rate. The Specified Premium is stated in the Policy Specifications page of your policy. The rates vary by the sex, issue age and the disability insurance risk characteristics of the insured person. The "minimum" rate shown in the table is for a 15 year old male standard non-smoker underwriting risk. The "maximum" rate shown in the table is for a 54 year old female substandard smoker underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk.

(3) The charge for this rider is determined by multiplying the Base Face Amount by the applicable rate. The rates vary by sex, issue age, and risk classification of the insured person. The "minimum" rate shown in the table is for a 0 year old female standard non-smoker underwriting risk.
    The "maximum" rate shown in the table is for a 90 year old male standard smoker underwriting risk. The "representative insured person" referred to in the table is a 45 year old male standard non-smoker underwriting risk.

     The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

-------------------------------------------------------------------------------------------------
            Total Annual Portfolio Operating Expenses                   Minimum        Maximum
-------------------------------------------------------------------------------------------------
 Range of expenses, including management fees, distribution and/
 or service (12b-1) fees, and other expenses                             0.50%          1.53%
-------------------------------------------------------------------------------------------------

     The next table describes the fees and expenses for each class of shares of each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee.The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan which may use the portfolio as its underlying investment medium. Except for the American International, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio's actual expenses for the year ended December 31, 2005.

     Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

                                                   Management        12b-1          Other              Total
Portfolio                                              Fees           Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 Science & Technology ......................        1.05%/A/        N/A          0.07%                 1.12%

                                                    Management       12b-1          Other              Total
Portfolio                                              Fees           Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 Pacific Rim ...............................        0.80%           N/A          0.24%                 1.04%
 Health Sciences ...........................        1.05%/A/        N/A          0.12%                 1.17%
 Emerging Growth ...........................        0.80%           N/A          0.08%                 0.88%
 Small Cap Growth ..........................        1.07%           N/A          0.06%                 1.13%
 Emerging Small Company ....................        0.97%           N/A          0.07%                 1.04%
 Small Cap/B/ ..............................        0.85%           N/A          0.03%                 0.88%
 Small Cap Index ...........................        0.49%           N/A          0.04%                 0.53%
 Dynamic Growth ............................        0.95%           N/A          0.07%                 1.02%
 Mid Cap Stock .............................        0.84%           N/A          0.08%                 0.92%
 Natural Resources .........................        1.00%           N/A          0.07%                 1.07%
 All Cap Growth ............................        0.85%           N/A          0.06%                 0.91%
 Strategic Opportunities ...................        0.80%           N/A          0.08%                 0.88%
 Financial Services ........................        0.82%/C/        N/A          0.09%                 0.91%
 International Opportunities ...............        0.90%           N/A          0.06%                 0.96%
 International Small Cap ...................        0.92%           N/A          0.21%                 1.13%
 International Equity Index B/B/D/I/ .......        0.55%           N/A          0.04%                 0.59%
 Overseas Equity/B/ ........................        1.05%           N/A          0.23%                 1.28%
 American International/E/H/ ...............        0.52%           0.60%        0.08%                 1.20%
 International Value .......................        0.82%/F/        N/A          0.19%                 1.01%
 International Core ........................        0.89%           N/A          0.07%                 0.96%
 Quantitative Mid Cap ......................        0.74%           N/A          0.10%                 0.84%
 Mid Cap Index .............................        0.49%           N/A          0.04%                 0.53%
 Mid Cap Core ..............................        0.87%           N/A          0.08%                 0.95%
 Global ....................................        0.82%/F/        N/A          0.16%                 0.98%
 Capital Appreciation ......................        0.81%           N/A          0.05%                 0.86%
 American Growth/E/ ........................        0.33%           0.60%        0.04%                 0.97%
 U.S. Global Leaders Growth ................        0.70%           N/A          0.06%                 0.76%
 Quantitative All Cap ......................        0.71%           N/A          0.06%                 0.77%
 All Cap Core ..............................        0.80%           N/A          0.07%                 0.87%
 Total Stock Market Index ..................        0.49%           N/A          0.04%                 0.53%
 Blue Chip Growth ..........................        0.81%/A/        N/A          0.07%                 0.88%
 U.S. Large Cap ............................        0.83%           N/A          0.06%                 0.89%
 Core Equity ...............................        0.79%           N/A          0.06%                 0.85%
 Strategic Value ...........................        0.85%           N/A          0.08%                 0.93%
 Large Cap Value ...........................        0.84%           N/A          0.08%                 0.92%
 Classic Value .............................        0.80%           N/A          0.24%                 1.04%
 Utilities .................................        0.85%           N/A          0.19%                 1.04%
 Real Estate Securities ....................        0.70%           N/A          0.06%                 0.76%
 Small Cap Opportunities ...................        0.99%           N/A          0.08%                 1.07%
 Small Cap Value/B/D/ ......................        1.07%           N/A          0.05%                 1.12%
 Small Company Value/D/ ....................        1.03%/A/        N/A          0.05%                 1.08%
 Special Value .............................        1.00%           N/A          0.21%                 1.21%
 Mid Value .................................        0.98%/A/        N/A          0.08%                 1.06%
 Mid Cap Value .............................        0.85%           N/A          0.05%                 0.90%
 Value .....................................        0.74%           N/A          0.06%                 0.80%
 All Cap Value .............................        0.83%           N/A          0.07%                 0.90%
 Growth & Income/B/ ........................        0.68%           N/A          0.08%                 0.76%
 500 Index B/B/D/I/ ........................        0.47%           N/A          0.03%                 0.50%
 Fundamental Value .........................        0.77%/C/        N/A          0.05%                 0.82%

                                                    Management       12b-1          Other              Total
Portfolio                                              Fees           Fees        Expenses        Annual Expenses
---------                                         ------------      -------      ----------      ----------------
 U.S. Core .................................        0.76%           N/A          0.05%                 0.81%
 Large Cap/B/ ..............................        0.84%           N/A          0.05%                 0.89%
 Quantitative Value ........................        0.70%           N/A          0.06%                 0.76%
 American Growth-Income/E/ .................        0.28%           0.60%        0.05%                 0.93%
 Equity-Income .............................        0.81%/A/        N/A          0.05%                 0.86%
 American Blue Chip Income and Growth/E/ ...        0.44%           0.60%        0.04%                 1.08%
 Income & Value ............................        0.79%           N/A          0.08%                 0.87%
 Managed/B/ ................................        0.69%           N/A          0.06%                 0.75%
 PIMCO VIT All Asset .......................        0.20%           0.25%        1.08%/G/              1.53%
 Global Allocation .........................        0.85%           N/A          0.19%                 1.04%
 High Yield ................................        0.66%           N/A          0.07%                 0.73%
 U.S. High Yield Bond/B/D/ .................        0.74%           N/A          0.21%                 0.95%
 Strategic Bond ............................        0.67%           N/A          0.08%                 0.75%
 Strategic Income ..........................        0.73%           N/A          0.30%                 1.03%
 Global Bond ...............................        0.70%           N/A          0.12%                 0.82%
 Investment Quality Bond ...................        0.60%           N/A          0.09%                 0.69%
 Total Return ..............................        0.70%           N/A          0.07%                 0.77%
 American Bond/E/ ..........................        0.43%           0.60%        0.04%                 1.07%
 Real Return Bond ..........................        0.70%           N/A          0.07%                 0.77%
 Bond Index B/B/D/I/ .......................        0.47%           N/A          0.03%                 0.50%
 Core Bond/B/ ..............................        0.67%           N/A          0.07%                 0.74%
 Active Bond/B/ ............................        0.60%           N/A          0.07%                 0.67%
 U.S. Government Securities ................        0.59%           N/A          0.07%                 0.66%
 Short-Term Bond/B/ ........................        0.59%           N/A          0.09%                 0.68%
 Money Market B/B/D/I/ .....................        0.49%           N/A          0.04%                 0.53%
 Lifestyle Aggressive ......................        0.05%           N/A          0.95%/H/              1.00%
 Lifestyle Growth ..........................        0.05%           N/A          0.89%/H/              0.94%
 Lifestyle Balanced ........................        0.05%           N/A          0.86%/H/              0.91%
 Lifestyle Moderate ........................        0.05%           N/A          0.81%/H/              0.86%
 Lifestyle Conservative ....................        0.05%           N/A          0.78%/H/              0.83%

/A/ The adviser has voluntarily agreed to waive a portion of its advisory fee for the Blue Chip Growth, Equity-Income, Health Sciences, Mid Value, Science & Technology, and Small Company Value portfolios. This waiver is based on the combined average daily net assets of these portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios").

The percentage fee reduction is as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
--------------------------------        ----------------------------------------
  First $750 million.................                     0.00%
  Over $750 million..................                      5.0%

Effective November 1, 2006, the percentage reduction will be as follows:

Combined Average Daily Net                            Fee Reduction
Assets of the T. Rowe Portfolios         (as a percentage of the Management Fee)
--------------------------------        ----------------------------------------
  First $750 million.................                     0.00%
  Next $750 million..................                      5.0%
  Excess over $1.5 billion...........                      7.5%

This voluntary fee waiver may be terminated at any time by the adviser.

/B/ Commenced operations April 29, 2005.

/C/ For the period prior to October 14, 2005, the adviser voluntarily agreed to reduce its advisory fee for the Financial Services and Fundamental Value portfolios to the amounts shown below as a percentage of average annual net assets.

                                                              Between $50 million        Excess Over
Portfolio                            First $50 million          and $500 million         $500 million
---------                           -------------------      ---------------------      -------------
  Financial Services .........            0.85%                     0.80%                   0.75%
  Fundamental Value ..........            0.85%                     0.80%                   0.75%

Effective October 14, 2005, the advisory fees for the Financial Services and the Fundamental Value portfolios were lowered to the rates for the voluntary advisory fee waiver set forth above and the voluntary advisory fee waiver was eliminated.

If the advisory fee waiver for the period prior to October 14, 2005 were reflected, it is estimated that the management fees for these portfolios would have been as follows:

  Financial Services .........      0.82%
  Fundamental Value ..........      0.77%

/D/ Based on estimates for the current fiscal year.

/E/ Reflects the aggregate annual operating expenses of each portfolio and its corresponding master fund. In the case of the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios, and during the year ended December 31, 2005, Capital Research Management Company (the adviser to the American Blue Chip Income and Growth, American Bond, American Growth, American Growth-Income and American International portfolios) voluntarily reduced investment management fees to rates provided by amended agreement effective April 1, 2004. If such fee waiver had been reflected, the management fee would be 0.40%, 0.39%, 0.30%, 0.25% and 0.47% and Total Annual Expenses would be 1.04%, 1.03%, 0.94%, 0.90% and 1.15% .

/F/ Effective December 9, 2003, due to a decrease in the subadvisory fees for the Global and International Value portfolios, the adviser voluntarily agreed to waive its advisory fees so that the amount retained by the adviser after payment of the subadvisory fees for each such portfolio does not exceed 0.45% of the portfolio's average net assets. For the year ended December 31, 2005, the effective annual advisory fee for the Global Trust and International Value portfolios was 0.77% and 0.78%, respectively. These advisory fee waivers may be rescinded at any time.

/G/ "Other Expenses" for the PIMCO All Asset portfolio reflect an administrative fee of 0.25%, a service fee of 0.20% and expenses of underlying funds in which the PIMCO All Asset portfolio invests ("PIMCO Underlying Funds"). The PIMCO Underlying Funds` expenses (0.63%) are estimated based upon an allocation of the portfolio's assets among the PIMCO Underlying Funds and upon the total annual operating expenses of the Institutional Class shares of these PIMCO Underlying Funds. PIMCO Underlying Fund expenses will vary with changes in the expenses of the PIMCO Underlying Funds, as well as allocation of the portfolio's assets, and may be higher or lower than those shown above. PIMCO has contractually agreed, for the portfolio`s current fiscal year, to waive its advisory fee to the extent that the PIMCO Underlying Funds' expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in PIMCO Underlying Funds.

/H/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, American International, the American Blue Chip Income and Growth, the American Bond, and the American Growth-Income portfolios (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.

/I/ The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund`s "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund`s business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company of New York or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

                              DETAILED INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

     When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Trust (the "Trust") (or the PIMCO Variable Insurance Trust (the "PIMCO Trust") with respect to the All Asset portfolio) and hold the shares in a sub-account of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio's average net assets for 2005, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

     The John Hancock Trust and the PIMCO Trust are so-called "series" type mutual funds and each is registered under the Investment Company Act of 1940 ("1940 Act") as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust's portfolios. We and our affiliate own JHIMS LLC and indirectly benefit from any investment management fees JHIMS LLC retains. The All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.

     Each of the American Blue Chip Income and Growth, American Bond, American Growth-Income, American Growth, and American International portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust and are subject to a 0.60% 12b-1 fee. The American Growth, American International, American Growth-Income, American Blue Chip Income and Growth and American Bond portfolios operate as "feeder funds", which means that the portfolio does not buy investment securities directly. Instead, it invests in a "master fund" which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds.

     The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio's assets for the services we or our affiliates provide to that portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a portfolio's investment advisers or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" portfolios of the Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

     The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies and restrictions of, and the risks relating to investment in the portfolio in the prospectus for that portfolio. You should read the portfolio's prospectus carefully before investing in the corresponding variable investment option.

     The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

     The portfolios available under the policies are as follows:

 Portfolio                            Portfolio Manager
================================     ====================================
 Science & Technology                T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Pacific Rim                          MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Health Sciences                     T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Emerging Growth                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Small Cap Growth                    Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Emerging Small Company               Franklin Advisers, Inc.
--------------------------------     ------------------------------------
 Small Cap                           Independence Investment LLC
--------------------------------     ------------------------------------
 Small Cap Index                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Dynamic Growth                      Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Mid Cap Stock                        Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Natural Resources                   Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Science & Technology                Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies expected to benefit from the
                                     development, advancement, and use of science and
                                     technology. Current income is incidental to the portfolio's objective.
--------------------------------     --------------------------------------------------------------------
 Pacific Rim                          Seeks long-term growth of capital by investing in a
                                     diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations
                                     domiciled in countries in the Pacific Rim region.
--------------------------------     --------------------------------------------------------------------
 Health Sciences                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stocks of companies engaged in the research, development,
                                     production, or distribution of products or services related to health care, medicine, or the life sciences.
--------------------------------     --------------------------------------------------------------------
 Emerging Growth                      Seeks superior long-term rates of return through capital
                                     appreciation by investing, under normal circumstances,
                                     primarily in high quality securities and convertible
                                     instruments of small-cap U.S. companies.
--------------------------------     --------------------------------------------------------------------
 Small Cap Growth                    Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in small-cap
                                     companies that are believed to offer above average potential for growth in revenues and earnings.
--------------------------------     --------------------------------------------------------------------
 Emerging Small Company               Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in common
                                     stock equity securities of companies with market
                                     capitalizations that approximately match the range of
                                     capitalization of the Russell 2000 Growth Index* at the
                                     time of purchase.
--------------------------------     --------------------------------------------------------------------
 Small Cap                           Seeks maximum capital appreciation consistent with
                                     reasonable risk to principal by investing, under normal
                                     market conditions, at least 80% of its net assets in equity securities of companies whose market capitalization is
                                     under $2 billion.
--------------------------------     --------------------------------------------------------------------
 Small Cap Index                      Seeks to approximate the aggregate total return of a small cap U.S. domestic equity market index by attempting to
                                     track the performance of the Russell 2000 Index.*
--------------------------------     --------------------------------------------------------------------
 Dynamic Growth                      Seeks long-term growth of capital by investing in stocks
                                     and other equity securities of medium-sized U.S. companies with strong growth potential.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Stock                        Seeks long-term growth of capital by investing primarily in equity securities of mid-size companies with significant
                                     capital appreciation potential.
--------------------------------     --------------------------------------------------------------------
 Natural Resources                   Seeks long-term total return by investing, under normal
                                     market conditions, primarily in equity and equity-related
                                     securities of natural resource-related companies worldwide.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 All Cap Growth                      AIM Capital Management, Inc.
--------------------------------     ------------------------------------
 Strategic Opportunities              Fidelity Management & Research
                                     Company
--------------------------------     ------------------------------------
 Financial Services                  Davis Advisors
--------------------------------     ------------------------------------
 International Opportunities          Marisco Capital Management, LLC
--------------------------------     ------------------------------------
 International Small Cap             Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------
 International Equity Index B         SSgA Funds Management, Inc.
--------------------------------     ------------------------------------
 Overseas Equity                     Capital Guardian Trust Company
--------------------------------     ------------------------------------
 American International               Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 International Value                 Templeton Investment Counsel, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 All Cap Growth                      Seeks long-term capital appreciation by investing the
                                     portfolio's assets, under normal market conditions,
                                     principally in common stocks of companies that are likely
                                     to benefit from new or innovative products, services or
                                     processes, as well as those that have experienced above
                                     average, long-term growth in earnings and have excellent
                                     prospects for future growth.
--------------------------------     --------------------------------------------------------------------
 Strategic Opportunities              Seeks growth of capital by investing primarily in common
                                     stocks. Investments may include securities of domestic and foreign issuers, and growth or value stocks or a
                                     combination of both.
--------------------------------     --------------------------------------------------------------------
 Financial Services                  Seeks growth of capital by investing primarily in common
                                     stocks of financial companies. During normal market
                                     conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) are invested in
                                     companies that are principally engaged in financial
                                     services. A company is "principally engaged" in financial
                                     services if it owns financial services-related assets
                                     constituting at least 50% of the value of its total assets, or if at least 50% of its revenues are derived from its provision of financial services.
--------------------------------     --------------------------------------------------------------------
 International Opportunities          Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 65% of its assets in
                                     common stocks of foreign companies that are selected for
                                     their long-term growth potential. The portfolio may invest in companies of any size throughout the world. The
                                     portfolio normally invests in issuers from at least three
                                     different countries not including the U.S. The portfolio may invest in common stocks of companies operating in
                                     emerging markets.
--------------------------------     --------------------------------------------------------------------
 International Small Cap             Seeks capital appreciation by investing primarily in the
                                     common stock of companies located outside the U.S. which
                                     have total stock market capitalization or annual revenues of
                                     $1.5 billion or less.
--------------------------------     --------------------------------------------------------------------
 International Equity Index B         Seeks to track the performance of broad-based equity
                                     indices of foreign companies in developed and emerging
                                     markets by attempting to track the performance of the
                                     MSCI All Country World ex-US Index*. (Series I shares
                                     are available for sale to contracts purchased prior to May
                                     13, 2002; Series II shares are available for sale to contracts purchased on or after May 13, 2002).
--------------------------------     --------------------------------------------------------------------
 Overseas Equity                     Seeks long-term capital appreciation by investing, under
                                     normal conditions, at least 80% of its assets in equity
                                     securities of a diversified mix of large established and
                                     medium-sized foreign companies located primarily in
                                     developed countries and, to a lesser extent, in emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------
 American International               Invests all of its assets in Class 2 shares of the International
                                     Fund, a series of American Fund Insurance Series. The
                                     International Fund invests primarily in common stocks of
                                     companies located outside the United States.
--------------------------------     --------------------------------------------------------------------
 International Value                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging
                                     markets.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 International Core                  Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
 Quantitative Mid Cap                 MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Mid Cap Index                       MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Mid Cap Core                         AIM Capital Management, Inc.
--------------------------------     ------------------------------------
 Global                              Templeton Global Advisors Limited
--------------------------------     ------------------------------------
 Capital Appreciation                 Jennison Associates LLC
--------------------------------     ------------------------------------
 American Growth                     Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 U.S. Global Leaders Growth           Sustainable Growth Advisers, L.P.
--------------------------------     ------------------------------------
 Quantitative All Cap                MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 All Cap Core                         Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Total Stock Market Index            MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Blue Chip Growth                     T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ================================================================
 International Core                  Seeks to outperform the MSCI EAFA Index* by investing
                                     typically in a diversified portfolio of equity investments from developed markets other than the U.S.
--------------------------------     --------------------------------------------------------------------
 Quantitative Mid Cap                 Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its total assets
                                     (plus any borrowings for investment purposes) in U.S. mid-
                                     cap stocks, convertible preferred stocks, convertible bonds and warrants.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Index                       Seeks to approximate the aggregate total return of a mid-
                                     cap U.S. domestic equity market index by attempting to
                                     track the performance of the S&P Mid Cap 400 Index*.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Core                         Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     equity securities, including convertible securities, of mid-
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
 Global                              Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its net assets
                                     (plus any borrowings for investment purposes) in equity
                                     securities of companies located anywhere in the world,
                                     including emerging markets.
--------------------------------     --------------------------------------------------------------------
 Capital Appreciation                 Seeks long-term capital growth by investing at least 65% of its total assets in equity-related securities of companies that exceed $1 billion in market capitalization and that the
                                     subadviser believes have above-average growth prospects.
                                     These companies are generally medium-to-large
                                     capitalization companies.
--------------------------------     --------------------------------------------------------------------
 American Growth                     Invests all of its assets in Class 2 shares of the Growth
                                     Fund, a series of American Fund Insurance Series. The
                                     Growth Fund invests primarily in common stocks of
                                     companies that appear to offer superior opportunities for
                                     growth of capital.
--------------------------------     --------------------------------------------------------------------
 U.S. Global Leaders Growth           Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in common stocks of
                                     "U.S. Global Leaders."
--------------------------------     --------------------------------------------------------------------
 Quantitative All Cap                Seeks long-term growth of capital by investing, under
                                     normal circumstances, primarily in equity securities of U.S.
                                     companies. The portfolio will generally focus on equity
                                     securities of U.S. companies across the three market
                                     capitalization ranges of large, mid and small.
--------------------------------     --------------------------------------------------------------------
 All Cap Core                         Seeks long-term growth of capital by investing primarily in common stocks and other equity securities within all asset classes (small, mid and large cap) primarily those within
                                     the Russell 3000 Index*.
--------------------------------     --------------------------------------------------------------------
 Total Stock Market Index            Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index by attempting to track
                                     the performance of the Wilshire 5000 Equity Index*.
--------------------------------     --------------------------------------------------------------------
 Blue Chip Growth                     Seeks to achieve long-term growth of capital (current
                                     income is a secondary objective) by investing, under
                                     normal market conditions, at least 80% of the portfolio's
                                     total assets in the common stocks of large and medium-
                                     sized blue chip growth companies. Many of the stocks in
                                     the portfolio are expected to pay dividends.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 U.S. Large Cap                      Capital Guardian Trust Company
--------------------------------     ------------------------------------
 Core Equity                          Legg Mason Funds Management,
                                     Inc.
--------------------------------     ------------------------------------
 Strategic Value                     Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
 Large Cap Value                      Mercury Advisors
--------------------------------     ------------------------------------
 Classic Value                       Pzena Investment Management,
                                     LLC
--------------------------------     ------------------------------------
 Utilities                            Massachusetts Financial Services
                                     Company
--------------------------------     ------------------------------------
 Real Estate Securities              Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Small Cap Opportunities              Munder Capital Management
--------------------------------     ------------------------------------
 Small Cap Value                     Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Small Company Value                  T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 U.S. Large Cap                      Seeks long-term growth of capital and income by investing
                                     the portfolio's assets, under normal market conditions,
                                     primarily in equity and equity-related securities of
                                     companies with market capitalization greater than $500
                                     million.
--------------------------------     --------------------------------------------------------------------
 Core Equity                          Seeks long-term capital growth by investing, under normal
                                     market conditions, primarily in equity securities that, in the subadviser's opinion, offer the potential for capital growth.
                                     The subadviser seeks to purchase securities at large
                                     discounts to the subadviser's assessment of their intrinsic value.
--------------------------------     --------------------------------------------------------------------
 Strategic Value                     Seeks capital appreciation by investing, under normal
                                     market conditions, at least 65% of its net assets in common stocks and related securities of companies which the
                                     subadviser believes are undervalued in the market relative to their long term potential.
--------------------------------     --------------------------------------------------------------------
 Large Cap Value                      Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in a diversified
                                     portfolio of equity securities of large cap companies located in the U.S.
--------------------------------     --------------------------------------------------------------------
 Classic Value                       Seeks long-term growth of capital by investing, under
                                     normal market conditions, at least 80% of its net assets in domestic equity securities.
--------------------------------     --------------------------------------------------------------------
 Utilities                            Seeks capital growth and current income (income above
                                     that available from a portfolio invested entirely in equity securities) by investing, under normal market conditions, at least 80% of the portfolio's net assets (plus any borrowings for investment purposes) in equity and debt securities of
                                     domestic and foreign companies in the utilities industry.
--------------------------------     --------------------------------------------------------------------
 Real Estate Securities              Seeks to achieve a combination of long-term capital
                                     appreciation and current income by investing, under normal market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts ("REITS") and real estate
                                     companies.
--------------------------------     --------------------------------------------------------------------
 Small Cap Opportunities              Seeks long-term capital appreciation by investing, under
                                     normal circumstances, at least 80% of its assets in equity securities of companies with market capitalizations within the range of the companies in the Russell 2000 Index*.
--------------------------------     --------------------------------------------------------------------
 Small Cap Value                     Seeks long-term capital appreciation by investing, under
                                     normal market conditions, at least 80% of its assets in
                                     small-cap companies that are believed to be undervalued by various measures and offer good prospects for capital
                                     appreciation.
--------------------------------     --------------------------------------------------------------------
 Small Company Value                  Seeks long-term growth of capital by investing, under
                                     normal market conditions, primarily in small companies
                                     whose common stocks are believed to be undervalued.
                                     Under normal market conditions, the portfolio will invest at least 80% of its net assets (plus any borrowings for
                                     investment purposes) in companies with a market
                                     capitalization that do not exceed the maximum market
                                     capitalization of any security in the Russell 2000 Index* at the time of purchase.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 Special Value                       Salomon Brothers Asset
 (only Series II available)          Management Inc.
--------------------------------     ------------------------------------
 Mid Value                            T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 Mid Cap Value                       Lord, Abbett & Co
--------------------------------     ------------------------------------
 Value                                Van Kampen
--------------------------------     ------------------------------------
 All Cap Value                       Lord, Abbett & Co
--------------------------------     ------------------------------------
 Growth & Income                      Independence Investment LLC
--------------------------------     ------------------------------------
 500 Index B                         MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Fundamental Value                    Davis Advisors
--------------------------------     ------------------------------------
 U.S. Core                           Grantham, Mayo, Van Otterloo &
                                     Co. LLC
--------------------------------     ------------------------------------
 Large Cap                            UBS Global Asset Management
--------------------------------     ------------------------------------
 Quantitative Value                  MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Special Value                       Seeks long-term capital growth by investing, under normal
 (only Series II available)          circumstances, at least 80% of its net assets in common
                                     stocks and other equity securities of companies whose
                                     market capitalization at the time of investment is no greater than the market capitalization of companies in the Russell
                                     2000 Value Index*.
--------------------------------     --------------------------------------------------------------------
 Mid Value                            Seeks long-term capital appreciation by investing, under
                                     normal market conditions, primarily in a diversified mix of common stocks of mid size U.S. companies that are
                                     believed to be undervalued by various measures and offer
                                     good prospects for capital appreciation.
--------------------------------     --------------------------------------------------------------------
 Mid Cap Value                       Seeks capital appreciation by investing, under normal
                                     market conditions, at least 80% of the portfolio's net assets
                                     (plus any borrowings for investment purposes) in mid-sized companies, with market capitalization of roughly $500
                                     million to $10 billion.
--------------------------------     --------------------------------------------------------------------
 Value                                Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in equity securities of companies
                                     with capitalizations similar to the market capitalization of companies in the Russell Midcap Value Index*.
--------------------------------     --------------------------------------------------------------------
 All Cap Value                       Seeks capital appreciation by investing in equity securities of U.S. and multinational companies in all capitalization
                                     ranges that the subadviser believes are undervalued.
--------------------------------     --------------------------------------------------------------------
 Growth & Income                      Seeks income and long-term capital appreciation by
                                     investing, under normal market conditions, primarily in a
                                     diversified mix of common stocks of large U.S. companies.
--------------------------------     --------------------------------------------------------------------
 500 Index B                         Seeks to approximate the aggregate total return of a broad
                                     U.S. domestic equity market index investing, under normal
                                     market conditions, at least 80% of its net assets (plus any borrowings for investment purposes) in (a) the common
                                     stocks that are included in the S&P 500 Index* and (b)
                                     securities (which may or may not be included in the S&P
                                     500 Index) that MFC Global (U.S.A.) believes as a group
                                     will behave in a manner similar to the index.
--------------------------------     --------------------------------------------------------------------
 Fundamental Value                    Seeks growth of capital by investing, under normal market
                                     conditions, primarily in common stocks of U.S. companies
                                     with market capitalizations of at least $5 billion that the subadviser believes are undervalued. The portfolio may also invest in U.S. companies with smaller capitalizations.
--------------------------------     --------------------------------------------------------------------
 U.S. Core                           Seeks long-term growth of capital and income, consistent
                                     with prudent investment risk, by investing primarily in a
                                     diversified portfolio of common stocks of U.S. issuers
                                     which the subadviser believes are of high quality.
--------------------------------     --------------------------------------------------------------------
 Large Cap                            Seeks to maximize total return, consisting of capital
                                     appreciation and current income by investing, under normal circumstances, at least 80% of its net assets (plus
                                     borrowings for investment purposes, if any) in equity
                                     securities of U.S. large capitalization companies.
--------------------------------     --------------------------------------------------------------------
 Quantitative Value                  Seeks long-term capital appreciation by investing primarily in large-cap U.S. securities with the potential for long-term growth of capital.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 American Growth-Income              Capital Research Management
                                     Company
--------------------------------     ------------------------------------
 Equity-Income                        T. Rowe Price Associates, Inc.
--------------------------------     ------------------------------------
 American Blue Chip Income           Capital Research Management
 and Growth                          Company
--------------------------------     ------------------------------------
 Income & Value                       Capital Guardian Trust Company
--------------------------------     ------------------------------------
 Managed                             Independence Investment LLC
                                     Capital Guardian Trust Company
                                     Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 PIMCO VIT All Asset Portfolio        Pacific Investment Management
 (a series of the PIMCO Variable     Company
 Insurance Trust) (only Class M
 is available for sale)
--------------------------------     ------------------------------------
 Global Allocation                   UBS Global Asset Management
--------------------------------     ------------------------------------
 High Yield                           Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
 U.S. High Yield Bond                Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
 Strategic Bond                       Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 American Growth-Income              Invests all of its assets in Class 2 shares of the Growth-
                                     Income Fund, a series of American Fund Insurance Series.
                                     The Growth-Income Fund invests primarily in common
                                     stocks or other securities which demonstrate the potential for appreciation and/or dividends.
--------------------------------     --------------------------------------------------------------------
 Equity-Income                        Seeks to provide substantial dividend income and also long-
                                     term capital appreciation by investing primarily in
                                     dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing
                                     dividends and capital appreciation.
--------------------------------     --------------------------------------------------------------------
 American Blue Chip Income           Invests all of its assets in Class 2 shares of the Blue Chip
 and Growth                          Income and Growth Fund, a series of American Fund
                                     Insurance Series. The Blue Chip Income and Growth Fund
                                     invests primarily in common stocks of larger, more
                                     established companies based in the U.S. with market
                                     capitalizations of $4 billion and above.
--------------------------------     --------------------------------------------------------------------
 Income & Value                       Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 Managed                             Seeks the balanced accomplishment of (a) conservation of
                                     principal and (b) long-term growth of capital and income
                                     by investing the portfolio's assets in both equity and fixed-
                                     income securities. The subadviser has full discretion to
                                     determine the allocation between equity and fixed income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 PIMCO VIT All Asset Portfolio        The portfolio invests primarily in a diversified mix of: (a)
 (a series of the PIMCO Variable     common stocks of large and mid sized U.S. companies, and
 Insurance Trust) (only Class M      (b) bonds with an overall intermediate term average
 is available for sale)              maturity.
--------------------------------     --------------------------------------------------------------------
 Global Allocation                   Seeks total return, consisting of long-term capital
                                     appreciation and current income, by investing in equity and fixed income securities of issuers located within and
                                     outside the U.S.
--------------------------------     --------------------------------------------------------------------
 High Yield                           Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities,
                                     including corporate bonds and other fixed-income
                                     securities.
--------------------------------     --------------------------------------------------------------------
 U.S. High Yield Bond                Seeks total return with a high level of current income by
                                     investing, under normal market conditions, primarily in
                                     below investment-grade debt securities (sometimes referred to as "junk bonds" or high yield securities). The portfolio also invests in corporate debt securities and may buy
                                     preferred and other convertible securities and bank loans.
--------------------------------     --------------------------------------------------------------------
 Strategic Bond                       Seeks a high level of total return consistent with
                                     preservation of capital by giving its subadviser broad
                                     discretion to deploy the portfolio's assets among certain
                                     segments of the fixed income market as the subadviser
                                     believes will best contribute to achievement of the
                                     portfolio's investment objective.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 Strategic Income                    Sovereign Asset Management, LLC,
                                     LLC
--------------------------------     ------------------------------------
 Global Bond                          Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 Investment Quality Bond             Wellington Management Company,
                                     LLP
--------------------------------     ------------------------------------
 Total Return                         Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 American Bond                       Capital Research Management Co
                                     LLC
--------------------------------     ------------------------------------
 Real Return Bond                     Pacific Investment Management
                                     Company
--------------------------------     ------------------------------------
 Bond Index B                        Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 Core Bond                            Wells Fargo Fund Management,
                                     LLC
--------------------------------     ------------------------------------
 Active Bond                         Declaration Management &
                                     Research LLC
                                     Sovereign Asset Management, LLC
--------------------------------     ------------------------------------

 Portfolio                            Investment Description
================================     ====================================================================
 Strategic Income                    Seeks a high level of current income by investing, under
                                     normal market conditions, primarily in foreign government
                                     and corporate debt securities from developed and emerging
                                     markets; U.S. Government and agency securities; and U.S.
                                     high yield bonds.
--------------------------------     --------------------------------------------------------------------
 Global Bond                          Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing the portfolio's assets primarily in fixed income securities denominated in major foreign
                                     currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.
--------------------------------     --------------------------------------------------------------------
 Investment Quality Bond             Seeks a high level of current income consistent with the
                                     maintenance of principal and liquidity, by investing in a
                                     diversified portfolio of investment grade bonds.
                                     Investments will tend to focus on corporate bonds and U.S.
                                     Government bonds with intermediate to longer term
                                     maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.
--------------------------------     --------------------------------------------------------------------
 Total Return                         Seeks to realize maximum total return, consistent with
                                     preservation of capital and prudent investment
                                     management, by investing, under normal market
                                     conditions, at least 65% of the portfolio's assets in a
                                     diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally
                                     vary within a three-to six-year time frame based on the
                                     subadviser's forecast for interest rates.
--------------------------------     --------------------------------------------------------------------
 American Bond                       Seeks to maximize current income and preserve capital.
--------------------------------     --------------------------------------------------------------------
 Real Return Bond                     Seeks maximum return, consistent with preservation of
                                     capital and prudent investment management, by investing,
                                     under normal market conditions, at least 80% of its net
                                     assets in inflation-indexed bonds of varying maturities
                                     issued by the U.S. and non-U.S. governments and by
                                     corporations.
--------------------------------     --------------------------------------------------------------------
 Bond Index B                        Seeks to track the performance of the Lehman Brothers
                                     Aggregate Index** (which represents the U.S. investment
                                     grade bond market) by investing at least 80% of its assets in securities listed in the Lehman Index.
--------------------------------     --------------------------------------------------------------------
 Core Bond                            Seeks total return consisting of income and capital
                                     appreciation by investing, under normal market conditions, in a broad range of investment-grade debt securities. The
                                     subadviser invests in debt securities that the subadviser
                                     believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate
                                     sensitivity. From time to time, the portfolio may also invest in unrated bonds that the subadviser believes are
                                     comparable to investment-grade debt securities. Under
                                     normal circumstances, the subadviser expects to maintain
                                     an overall effective duration range between 4 and 5 1/2
                                     years.
--------------------------------     --------------------------------------------------------------------
 Active Bond                         Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------

 Portfolio                            Portfolio Manager
================================     ====================================
 U.S. Government Securities          Salomon Brothers Asset
                                     Management Inc.
--------------------------------     ------------------------------------
 Short Term Bond                      Declaration Management &
                                     Research LLC
--------------------------------     ------------------------------------
 Money Market B                      MFC Global Investment
                                     Management (U.S.A.) Limited
--------------------------------     ------------------------------------
 Lifestyle Aggressive                 MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Growth                    MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Balanced                   MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Moderate                  MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.
--------------------------------     ------------------------------------
 Lifestyle Conservative               MFC Global Investment
                                     Management (U.S.A.) Limited
                                     Deutsche Asset Management Inc.


 Portfolio                            Investment Description
================================     ====================================================================
 U.S. Government Securities          Seeks a high level of current income consistent with
                                     preservation of capital and maintenance of liquidity, by
                                     investing in debt obligations and mortgage-backed
                                     securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such
                                     securities.
--------------------------------     --------------------------------------------------------------------
 Short Term Bond                      Seeks income and capital appreciation by investing at least
                                     80% of its assets in a diversified mix of debt securities and instruments.
--------------------------------     --------------------------------------------------------------------
 Money Market B                      Seeks maximum current income consistent with
                                     preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397
                                     days or less issued primarily by U. S. entities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Aggressive                 Seeks to provide long-term growth of capital (current
                                     income is not a consideration) by investing 100% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Growth                    Seeks to provide long-term growth of capital with
                                     consideration also given to current income by investing
                                     approximately 20% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 80% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Balanced                   Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 60% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Moderate                  Seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the
                                     Lifestyle Trust's assets in other portfolios of the Trust
                                     which invest primarily in fixed income securities and
                                     approximately 40% of its assets in other portfolios of the
                                     Trust which invest primarily in equity securities.
--------------------------------     --------------------------------------------------------------------
 Lifestyle Conservative               Seeks to provide a high level of current income with some
                                     consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in other portfolios of the Trust which invest primarily in fixed
                                     income securities and approximately 20% of its assets in
                                     other portfolios of the Trust which invest primarily in
                                     equity securities.
--------------------------------     --------------------------------------------------------------------

* "Standard & Poor's(R)," "S&P 500(R)," "Standard and Poor's 500(R)" and "S&P Mid Cap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. "Russell 2000(R)," "Russell 2000(R) Growth" and "Russell 3000(R)" are trademarks of Frank Russell Company. "Wilshire 5000(R)" is a trademark of Wilshire Associates. "MSCI All Country World ex US Index" and "EAFE(R)" are trademarks of Morgan Stanley & Co. Incorporated. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

** The Lehman Brothers Aggregate Index is a Bond Index. A Bond Index relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

     The indexes referred to in the portfolio descriptions track companies having the ranges of market capitalization, as of December 31, 2005, set out below:

     Russell 2000 Growth Index -- $26 million to $4.4 billion
     Russell 2000 Index -- $105 million to $4.4 billion
     Russell 2500 Index -- $26 million to $11.2 billion
     Russell 3000 Index -- $26 million to $370 billion
     Russell 2000 Value Index -- $41 million to $3.5 billion
     Russell Midcap Value Index -- $582 million to $18.2 billion
     Wilshire 5000 Equity Index -- $1 million to $370 billion
     MSCI All Country World ex US Index -- $419 million to $219.5 billion MSCI EAFA Index -- $419 million to $219.5 billion
     S&P Mid Cap 400 Index -- $423 million to $14.6 billion
     S&P 500 Composite Stock Price Index -- $768 million to $370 billion

Description of John Hancock NY

     John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Account.

     We have received the following ratings from independent rating agencies:

          A++ A.M. Best

          Superior companies have a very strong ability to meet their obligations; 1st category of 16

          AA+ Fitch Ratings

          Very strong capacity to meet policyholder and contract obligations; 2nd category of 24

          AA+ Standard & Poor's

          Very strong financial security characteristics; 2nd category of 21

     These ratings, which are current as of the date of this prospectus and are subject to change, are assigned as a measure of John Hancock NY's ability to honor any guarantees provided by the policy and any applicable optional riders, but do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

     The investment accounts shown on page 1 are in fact subaccounts of Separate Account B (the "Account"), a separate account established under New York law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

     The Account's assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can't be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account's own investment experience and not the investment experience of the John Hancock NY's other assets.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

     Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account -- the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

     Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 ("1933 Act") and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

The death benefit

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the "Total Face Amount". Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The only limitation on how much Supplemental Face Amount you can have is that it generally cannot exceed 400% of the Base Face Amount at the Issue Date and 800% of the Base Face Amount thereafter. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under "Base Face Amount vs. Supplemental Face Amount" below.

     When the insured person dies, we will pay the death benefit minus any outstanding loans, accrued interest and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are:

     . Option 1 - The death benefit will equal the greater of (1) the Total Face Amount, or (2) the minimum death benefit (as described below).

     . Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus the policy value on the date of death, or (2) the minimum death benefit.

     For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

     If the insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of the insured person, we will adjust the amount of any death benefit as described in the policy.

Base Face Amount vs. Supplemental Face Amount

     As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount.

     For the same amount of premiums paid, the amount of the face amount charge deducted from policy value and the amount of compensation paid to the selling insurance agent will generally be less if coverage is included as Supplemental Face Amount, rather than as Base Face Amount. On the other hand, the amount of any Supplemental Face Amount will usually be subject to a much shorter No-Lapse Guarantee Period (see "No-lapse guarantee"). Also, in the calculation of the death benefit on and after the policy anniversary nearest the insured person's 121st birthday, the amount of any Supplemental Face Amount will be limited to the lesser of the current Supplemental Face Amount or the policy value.

     If your priority is to reduce your Face Amount charges, you may wish to maximize the proportion of the Supplemental Face Amount. However, if your priority is to take advantage of the No-Lapse Guarantee feature after the 5th policy year or to maximize the death benefit when the insured person reaches 121, then you may wish to maximize the proportion of the Base Face Amount.

The minimum death benefit

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law - the "guideline premium test" and the "cash value accumulation test". When you elect the death benefit option, you must also elect which test you wish to have applied. Once elected, the test cannot be changed without our approval. Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the guideline premium test. Factors for some ages are shown in the table below:

Attained Age                   Applicable Factor
------------                  ------------------
  40 and under .........             250%
  45 ...................             215%
  50 ...................             185%
  55 ...................             150%
  60 ...................             130%
  65 ...................             120%
  70 ...................             115%
  75 ...................             105%
  90 ...................             105%
  95 and above .........             100%

A table showing the factor for each age will appear in the policy.

     Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value (and any benefit under the Enhanced Cash Value Rider) on that date by the death benefit factor applicable on that date. In this case, the factors are derived by applying the cash value accumulation test. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

     As noted above, you have to elect which test will be applied when you elect the death benefit option. The cash value accumulation test may be preferable if you want an increasing death benefit in later policy years and/or want to fund the policy at the "7 pay" limit for the full 7 years (see "Tax considerations"). The guideline premium test may be preferable if you want the policy value under the policy to increase without increasing the death benefit as quickly as might otherwise be required.

     To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

     At and after the policy anniversary nearest the insured person's 121st birthday, the following will occur:

     . Any Supplemental Face Amount will be limited (see "Base Face Amount vs. Supplemental Face Amount").

     .    We will stop deducting any monthly deductions.

     .    We will stop accepting any premium payments.

Requesting an increase in coverage

     After the first policy year, we may approve an increase in the Base Face Amount or an unscheduled increase in the Supplemental Face Amount at any time, subject to the maximum limit stated in the policy. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person still meets our requirements for issuing insurance coverage. An approved increase will take effect on the policy anniversary on or next following the date we approve the request.

Requesting a decrease in coverage

     After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

     . the remaining Total Face Amount and Base Face Amount will each be at least $100,000, and

     . the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     A pro-rata portion of the surrender charge will be payable upon any requested reduction in the Base Face Amount (see "Surrender charge"). An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

     The death benefit option may be changed after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes. We will not allow a change in death benefit option if it would cause the Total Face Amount to decrease below $100,000.

     A change in the death benefit option will result in a change in the policy's Total Face Amount, in order to avoid any change in the amount of the death benefit.

     . If it is a change from Option 1 to Option 2, the new Total Face Amount will be equal to the Total Face Amount prior to the change minus the policy value as of the date of the change. The change will take effect on the policy anniversary on or next following the date the written request for the change is received at our Service Office.

     . If it is a change from Option 2 to Option 1, the new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. Notwithstanding other policy limits, if the change from Option 2 to 1 yields a Total Face Amount that is larger than 400% of the Total Face Amount at issue, we will allow for the increase. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

     If you change the death benefit option, the Federal tax law test ("guideline premium test" or "cash value accumulation test") that you elected at issue will continue to apply. Please read "The minimum death benefit" for more information about these Federal tax law tests.

     Surrender charges will not apply to reductions in the value of Total Face Amount to the extent that the value being reduced had originally been attributable solely to a change in the death benefit option.

Tax consequences of coverage changes

     A change in the death benefit option or Total Face Amount will often change the policy's limits under the life insurance qualification test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read "Tax considerations" to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person's death. You may change the beneficiary during the insured person's lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Ways in which we pay out policy proceeds

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option has been chosen, proceeds will be paid as a single sum.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums -- annually, semi-annually or quarterly. You may also choose to pay premiums by monthly electronic funds transfers. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement").

Minimum initial premium

     The minimum initial premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person's attained age 121, subject to the limitations on premium amount described below.

Maximum premium payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under "Tax considerations".

     Large premium payments may expose us to unanticipated investment risk, and we will generally refuse to accept premiums in excess of the Maximum Annual Premium limit set forth in the Policy Specifications. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments that are not in excess of the Maximum Annual Premium limit. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn't provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

     We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

Processing premium payments

     No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market B investment account. After the Issue Date but prior to the Allocation Date, premiums received are allocated to the Money Market B investment account. The "Allocation Date" of the policy is the 10th day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the Net Premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner's instructions. The "Net Premium" is the premium paid less the premium charge we deduct from it.

     Any Net Premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see "Procedures for issuance of a policy" for the definition of "Contract Completion Date").

     Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse. However, in states where permitted, the policy will have a No-Lapse Guarantee (as well as an optional Extended No-Lapse Guarantee, if elected) which would prevent the policy from lapsing during the guarantee period, provided certain criteria are satisfied.

Ways to pay premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock". We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus.

     We will also accept premiums:

     .    by wire or by exchange from another insurance company, or

     . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method).

Lapse and reinstatement

Lapse

     Unless the No-Lapse Guarantee is in effect, a policy will go into default if at the beginning of any policy month the policy's net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under "Tax considerations". We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two policy months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., "lapse") with no value.

No-lapse guarantee

     In those states where it is permitted, as long as the cumulative premium test is satisfied during the No-Lapse Guarantee Period, as described below, we will guarantee that the policy will not go into default, even if adverse investment experience or other factors should cause the policy's surrender value to fall to zero or below during such period.

     The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

     The No-Lapse Guarantee Premium is set at issue on the basis of the Face Amount and reflects the age, sex and risk class of the proposed insured, as well as any additional rating and supplementary benefits, if applicable. It is subject to change if (i) the Face Amount of the policy is changed, (ii) there is a death benefit option change, (iii) there is a decrease in the Face Amount of insurance due to a withdrawal, (iv) there is any change in the supplementary benefits added to the policy or in the risk classification of the insured person or (v) a temporary additional rating is added (due to a Face Amount increase).

     The No-Lapse Guarantee Period is set at issue and is stated in the policy. The No-Lapse Guarantee Period for any Supplemental Face Amount is the first 2 policy years. Certain state limitations may apply, but generally the No-Lapse Guarantee Period for the Base Face Amount is (i) the lesser of twenty years or to age 75 or (ii) 5 years if the insured person's issue age is 70 or older. The No-Lapse Guarantee Period for the Base Face Amount under any policy that has elected an increasing Supplemental Face Amount or a Return of Premium rider, however, is limited to the first 2 policy years.

     While the No-Lapse Guarantee is in effect, we will determine at the beginning of the policy month that your policy would otherwise be in default, whether the cumulative premium test, described below, has been met. If the test has not been satisfied, we will notify you of that fact and allow a 61-day grace period in which you may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification, will be equal to the lesser of:

    (a) the outstanding premium requirement to satisfy the cumulative premium test at the date of default, plus the monthly No-Lapse Guarantee Premium due for the next three policy months, or

    (b) the amount necessary to bring the surrender value to zero plus the monthly deductions due, plus the next three monthly deductions plus the applicable premium charge.

     If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the policy will terminate.

Cumulative premium test

     The cumulative premium test is satisfied if, as of the beginning of the policy month that your policy would otherwise be in default, the sum of all premiums paid to date less any withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the policy date to the date of the test.

Death during grace period

     If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

     You can reinstate a policy that has gone into default and terminated at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

     (a) The insured person's risk classification is standard or preferred, and

     (b) The insured person's attained age is less than 46.

     By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

     (a) You must provide to us evidence of the insured person's insurability that is satisfactory to us; and

     (b) You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force to the next scheduled date for payment of the Planned Premium.

     If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The policy value on the date of reinstatement, prior to the crediting of any Net Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

     Generally, the suicide exclusion and incontestability provisions will apply from the effective date of reinstatement. Your policy will indicate if this is not the case. A surrendered policy cannot be reinstated.

The policy value

     From each premium payment you make, we deduct the premium charge described under "Deduction from premium payments". We invest the rest (known as the "Net Premium") in the accounts (fixed or investment) you've elected. Special investment rules apply to premiums processed prior to the Allocation Date. (See "Processing premium payments".)

     Over time, the amount you've invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios' dividends and distributions in additional portfolio shares; except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under "Description of charges at the policy level".

     We calculate the unit values for each investment account once every business day. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, which is usually the close of day-time trading on the New York Stock Exchange, we'll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we'll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we'll process it as of the end of the next business day.

     The amount you've invested in any fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. Amounts you invest in the fixed account will not be subject to the asset-based risk charge described under "Deductions from policy value". Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Allocation of future premium payments

     At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

     You may also transfer your existing policy value from one account (fixed or investment) to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you. Without our approval, the maximum amount you may transfer to or from any account in any policy year is $1,000,000.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment accounts. As a consequence, we have reserved the right to impose limits on the number and frequency of transfers into and out of investment accounts and to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than 12). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

     .    within 18 months after the policy's Issue Date, or

     . within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Subject to the restrictions set forth below, you may transfer existing policy value into or out of investment accounts. Transfers out of a fixed account are subject to additional limitations noted below.

     Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraph). For purposes of this restriction, and in applying the limitation on the number of free transfers, transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern Time) to the close of that business day (usually 4:00 p.m. Eastern Time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

     The most you can transfer at any one time out of a fixed account is the greater of (i) the fixed account maximum transfer amount of $2,000, or (ii) the fixed account maximum transfer percentage of 15% multiplied by the amount of the fixed account on the immediately preceding policy anniversary. Any transfer which involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

     We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

     Dollar cost averaging. We may offer policy owners a dollar cost averaging ("DCA") program. Under the DCA program, the policy owner will designate an amount which will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

     Asset allocation balancer transfers. Under the asset allocation balancer program the policy owner will designate an allocation of policy value among investment accounts. At six-month intervals beginning six months after the Policy Date, we will move amounts among the investment accounts as necessary to maintain your chosen allocation. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

     We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

     You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt and surrender charge that then applies. This is called your "net cash surrender value". You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

     After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. If the withdrawal results in a reduction in Base Face Amount, a charge equal to a pro-rata portion of any surrender charge will be applied. In addition, we reserve the right to charge a withdrawal fee of up to the lesser of 2% of the withdrawal amount or $25. We will automatically reduce the policy value of your policy by the amount of the withdrawal and the related charges. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your surrender value to fall below 3 months' worth of monthly deductions (see "Deductions from policy value"). We also reserve the right to refuse any withdrawal that would cause the policy's Total Face Amount or the Base Face Amount to fall below $100,000.

     Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see "The death benefit"). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. The Base Face Amount will be reduced only after the Supplemental Face Amount has been reduced to zero. If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code's definition of life insurance, we will not permit the withdrawal. As noted, above, if the withdrawal results in a reduction in Base Face Amount, a pro-rata portion of the applicable surrender charge will be deducted from the policy value (see "Surrender charge"). We reserve the right to waive the pro-rata surrender charge on any reduction in Base Face Amount if the withdrawal is designed to serve certain administrative purposes (such as the payment of fees associated with the provision of asset management services).

     For example, assume a policy owner that has elected death benefit Option 1 requests a withdrawal of $25,000 on a policy with a Base Face Amount of $200,000 and a current surrender charge of $10,000. The $25,000 withdrawal would reduce the Base Face Amount from $200,000 to $175,000. The reduction in Base Face Amount would trigger a partial surrender charge equal to the surrender charge times the proportionate reduction in Base Face Amount, in this case equal to $10,000 X (25,000/200,000) or $1,250. The surrender charge after the withdrawal would be equal to $10,000 - $1,250 or $8,750. If the policy owner had instead purchased a policy with $200,000 of Base Face Amount and $100,000 of Supplemental Face Amount, the withdrawal of $25,000 would reduce the Supplemental Face Amount from $100,000 to $75,000. Since the Base Face Amount would remain at $200,000, no partial surrender charge would be deducted.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as follows:

     .    We first determine the net cash surrender value of your policy.

     . We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.

     . We then multiply the resulting amount by 1.25% in policy years 1 through 10 and 0% thereafter (although we reserve the right to increase the percentage after the tenth policy year to as much as .25%).

     .    We then subtract the third item above from the second item above.

     The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 4.25% in the first 10 policy years and 3.0% thereafter. However, we reserve the right to increase the percentage after the tenth policy year to as much as 3.25%. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law. The right to increase the rate charged on the loan is restricted in some states. Please see your John Hancock NY representative for details. We process policy loans as of the business day on or next following the day we receive the loan request. We will not process any loans at and after the policy anniversary nearest the insured person's 121st birthday.

Repayment of policy loans

     You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as follows:

     . The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.

     . The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

     The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee's last known address) specifying the amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see "Tax considerations").

Description of charges at the policy level

Deduction from premium payments

     . Premium charge - A charge to help defray our sales costs and related taxes. The current charge is 8% of each premium paid for the first 5 policy years and 2% thereafter.

Deductions from policy value

     . Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of up to $15.

     . Face Amount charge - A monthly charge to primarily help cover sales costs. The duration of the Face Amount charge varies upon the age of the insured person as of the anniversary date nearest the policy date or, if applicable, the date of an increase in the Base Face Amount, as follows: age 50 and under, 4 years; age 51, 5 years; age 52, 6 years; age 53, 7 years; age 54, 8 years; age 55, 9 years; age 56 and over, 10 years. The charge is determined by multiplying the Base Face Amount at issue (or an increase in Base Face Amount, as applicable) by the applicable rate. The rate will vary based upon the sex, age and risk class of the insured person.

     . Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on the insurance risk characteristics and (usually) gender of the insured person, the Total Face Amount and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person`s attained age increases. (The insured person's "attained age" on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

          (a) is the death benefit as of the first day of the policy month, divided by 1.0024663; and

          (b) is the policy value as of the first day of the policy month after the deduction of all other monthly deductions.

          Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

          If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

          For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

     . Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account. This charge is not currently imposed, but we reserve the right to do so.

     . Supplementary benefits charges - Monthly charges for any supplementary insurance benefits added to the policy by means of a rider.

     . Withdrawal fee - A fee for each withdrawal of policy value to compensate us for the administrative expenses of processing the withdrawal. The charge is the lesser of 2% of the withdrawal amount or $25.

     . Surrender charge - A charge we deduct if the policy lapses or is surrendered within the first 10 policy years from the Policy Date or any increase in the Base Face Amount . We deduct this charge to compensate us for sales expenses that we would otherwise not recover in the event of early lapse or surrender. The charge is a percentage of the premiums we received in the first policy year that do not exceed the Surrender Charge Calculation Limit stated in the Policy Specifications page of your policy. The percentage applied is dependent upon the policy year during which lapse or surrender occurs, as shown in the following table:

Policy Year                   Percentage Applied
-----------                  -------------------
  1-4 .................              100%
  5-6 .................               95%
  7 ...................               90%
  8 ...................               70%
  9 ...................               50%
  10 ..................               30%
  11 or Later .........                0%

          The percentage is graded down proportionately at the beginning of each policy month until the next level is reached. The above table applies only if the insured person is less than attained age 45 at issue. For older issue ages, the percentages in the above table may be reduced. A pro-rata portion of the surrender charge may also be charged in the case of any reduction in Base Face Amount (see "Withdrawals" and "Requesting a decrease in coverage"). The pro-rata charge is calculated by dividing the reduction in Base Face Amount by the Base Face Amount immediately prior to the reductions and then multiplying the applicable surrender charge by that ratio.

Additional information about how certain policy charges work

Sales expenses and related charges

     The premium charges help to compensate us for the cost of selling our policies. (See "Description of charges at the policy level"). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the premium charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

     We deduct the monthly deductions described in the Fee Tables section from your policy's accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

Reduced charges for eligible classes

     The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

     Except for a portion of the premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium charge in order to correspond with changes in the state premium tax levels or in the Federal income tax treatment of the deferred acquisition costs for this type of policy. Currently, state premium tax levels range from 0% to 3.5%.

     Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

     The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under "Fee Tables") are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. We may also receive payments from a Series Fund or its affiliates at an annual rate of up to approximately 0.45% of the average net assets that holders of our variable life insurance policies and other products have invested in that portfolio. Any such payments do not, however, result in any charge to you in addition to what is shown in the tables. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

     When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Availability of any rider, the benefits it provides and the charges for it may vary by state. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

     . Total Disability Waiver of Monthly Deductions Rider - This rider waives monthly deductions under the policy during the total disability (as defined in the rider) of the insured person. The benefit continues until the earlier of (i) the policy anniversary nearest the insured person's 65th birthday or (ii) the cessation of total disability.

     . Disability Payment of Specified Premium Rider - This rider will deposit the Specified Premium into the policy value of your policy each month during the total disability (as defined in the rider) of the insured person. There is a 6 month "waiting period" of total disability before deposits begin. Deposits continue until cessation of total disability, but will cease at the insured person's 65th birthday if total disability begins on or after the policy anniversary nearest the insured person's 60th birthday. The "Specified Premium" is chosen at issue and will be stated in the Policy Specifications page of your policy.

     . Optional Extended No-Lapse Guarantee Rider - This rider extends the No-Lapse Gurantee Period to the earlier of: (a) termination of the policy or rider, (b) subject to any applicable state limitations, the number of years selected by the policyowner and (c) age 121 of the insured person. The rider may be terminated at any time but cannot be reinstated once terminated. In order for the Extended No-Lapse Guarantee to be applicable, the extended cumulative premium test must be satisfied. This test is described in the rider. The cost of the rider varies by issue age and Face Amount and a change in the Face Amount of the policy may affect the cost of the rider.

Variations in policy terms

     Insurance laws and regulations apply to us in every state in which our policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under "Reduced charges for eligible classes". No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

     Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

     Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $100,000. At the time of issue, the insured person must have an attained age of no more than 90. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person's risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under "Temporary coverage prior to policy delivery" below).

     The policy will take effect only if all of the following conditions are satisfied:

     .    The policy is delivered to and received by the applicant.

     .    The minimum initial premium is received by us.

     . The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

     The date all of the above conditions are satisfied is referred to in this prospectus as the "Contract Completion Date". If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "Policy Date". That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

     Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the policy. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance

Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

     Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

     . Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws

     .    Combining or removing fixed accounts or investment accounts

     .    Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

The owner of the policy

     Who owns the policy? That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

     While the insured person is alive, you will have a number of options under the policy. Here are some major ones:

     .    Determine when and how much you invest in the various accounts

     .    Borrow or withdraw amounts you have in the accounts

     .    Change the beneficiary who will receive the death benefit

     .    Change the amount of insurance

     . Turn in (i.e., "surrender") the policy for the full amount of its net cash surrender value

     . Choose the form in which we will pay out the death benefit or other proceeds

     It is possible to name so-called "joint owners" of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

     You have the right to cancel your policy within 10 days after you receive it (the period may be longer in some states). This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to:

     . John Hancock NY at one of the addresses shown on the back cover of this prospectus, or

     .    the John Hancock NY representative who delivered the policy to you.

     The date of cancellation will be the date of such mailing or delivery. In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your policy value on the date of cancellation.

Reports that you will receive

     At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

When we pay policy proceeds

General

     We will ordinarily pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive documentation of the insured person's death, we will pay the proceeds as a single sum.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

     State laws allow us to defer payment of any portion of the net cash surrender value derived from any fixed account for up to 6 months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

     Under our current rules, certain requests must be made in writing and be signed and dated by you. They include the following:

     .    loans

     .    surrenders or withdrawals

     .    change of death benefit option

     .    increase or decrease in Face Amount

     .    change of beneficiary

     .    election of payment option for policy proceeds

     .    tax withholding elections

     .    election of telephone/internet transaction privilege.

     The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company's secured website, if a special form is completed (see "Telephone, facsimile and internet transactions" below):

     .    transfers of policy value among accounts

     .    change of allocation among accounts for new premium payments

     You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person's death and related documentation to our Service Office. We do not consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

     If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-888-267-7781 or by faxing us at 1-416-963-7044 or through the Company's secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

     If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

     As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. To discourage disruptive frequent trading, we have imposed certain transfer restrictions (see "Transfers of existing policy value"). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy. (See "Description of charges at the policy level".)

     A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to policies that have already been purchased.

     Standard compensation. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 120.5% of the target premium paid in the first policy year and 7% of the target premium paid in years 2-10. Compensation on any premium in excess of target premium is not expected to exceed 8% in years 1-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed these schedules on a present value basis.

     Additional compensation and revenue sharing. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker-dealers may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm's "due diligence" examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for public, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. Subject to applicable NASD rules and other applicable laws and regulations, JH Distributors and its affiliates may contribute to, as well as sponsor, various educational programs, sales contests, and/or other promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash or other rewards.

     These arrangements will not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements involving selling firms and other financial institutions in the Statement of Additional Information, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

     Differential compensation. Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable policies or contracts. These compensation arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, registered representatives may be motivated to sell the policies of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy.

Tax considerations

     This description of Federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

     The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax advisor should be consulted for advice.

General

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your policy value are ordinarily not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you've paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first 15 years after issuance of the policy are ordinarily taxable in whole or in part. (See "Other policy distributions" below.) Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a modified endowment contract. This can happen if you've paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind. (See "7-pay premium limit and modified endowment contract status" below.)

Policy death benefit proceeds

     We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy Section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with Section 7702.

     If the policy complies with Section 7702, the death benefit proceeds under the policy should be excludable from the beneficiary's gross income under
Section 101 of the Code.

Other policy distributions

     Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy's death benefit or any other change that reduces benefits under the policy in the first 15 years after the policy is issued and that results in a cash distribution to the policy owner in order for the policy to continue to comply with the Section 7702 definitional limits. Changes that reduce benefits include partial withdrawals and death benefit option changes. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it caused the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in Section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

     Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

     Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocabale trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner's estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner's estate if the transfer occurred less than three years before the former owner's death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

Policy loans

     We expect that, except as noted below (see "7-pay premium limit and modified endowment contract status"), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

     Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have "investment control" over the underlying assets.

     In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.

     The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy's proportionate share of the assets of the Account.

     We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the Series Funds` prospectuses, or that a Series Fund will not have to change any fund's investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy's proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

     Policies classified as modified endowment contracts are subject to the following tax rules:

     . First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the distribution over the investment in the policy at such time.

     . Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.

     . Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:

          . is made on or after the date on which the policy owner attains age 591/2;

          .    is attributable to the policy owner becoming disabled; or

          . is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner's beneficiary.

     These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

     Furthermore, any time there is a "material change" in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

     Moreover, if benefits under a policy are reduced (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will generally be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

     All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the modified endowment contract rules. A policy received in exchange for a modified endowment contract will itself also be a modified endowment contract. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

Withholding

     To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

     In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

     If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

     The financial statements of John Hancock NY and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies.

Registration statement filed with the SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

     The consolidated financial statements of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New
York) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in the Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

     In addition to this prospectus, John Hancock NY has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information (the "SAI") which contains additional information about John Hancock NY and the Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

                             SERVICE OFFICE

            Express Delivery                 Mail Delivery
            ----------------                 -------------
          100 Summit Lake Drive              P.O. Box 633
        Valhalla, New York 10595        Niagara Square Station
                                        Buffalo, NY 14201-0633

                 Phone:                          Fax:
                 ------                          ----
             1-888-267-7781                 1-416-963-7044

     Information about the Account (including the SAI) can be reviewed and copied at the SEC's Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC's Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

       1940 Act File No. 811-8329        1933 Act File No. 333-127543

                       Statement of Additional Information
                                dated May 1, 2006

                                for interests in
John Hancock Life Insurance Company of New York Separate Account B
                                 ("Registrant")

                       Interests are made available under

                       PROTECTION VARIABLE UNIVERSAL LIFE

     a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("JOHN HANCOCK NY" or
                                 "DEPOSITOR")
This is a Statement of Additional Information ("SAI"). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at 100 Summit Lake Drive, Valhalla, New York 10595 or telephoning
1-888-267-7781.

                                TABLE OF CONTENTS

Contents of this SAI                                         Page No.
Description of the Depositor ........................           2
Description of the Registrant .......................           2
Services ............................................           2
Independent Registered Public Accounting Firm .......           2
Principal Underwriter/Distributor ...................           2
Additional Information About Charges ................           3
Financial Statements of Registrant and Depositor

Description of the Depositor

     Under the federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the "Depositor". The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

     John Hancock NY is a wholly-owned subsidiary of The John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation ("MFC"), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

     Under the federal securities laws, the registered separate account underlying the variable life insurance policy is known as the "Registrant". In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the "Account"), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of "separate account" under the federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or of John Hancock NY.

     New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

     Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by John Hancock Life Insurance Company, John Hancock Life Insurance Company of New York or other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

     Custodianship and depository services for the Registrant are provided by State Street Bank. State Street Bank's address is 225 Franklin Street, Boston, Massachusetts, 02110.

Independent Registered Public Accounting Firm

     The consolidated financial statements of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New
York) at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005, and the financial statements of Separate Account B of John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) at December 31, 2005, and for each of the two years in the period ended December 31, 2005, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Principal Underwriter/Distributor

     John Hancock Distributors LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

     JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the "1934 Act") and is a member of the National Association of Securities Dealers, Inc. (the "NASD").

     We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. These broker-dealers may include our affiliate Signator Investors, Inc.

     The aggregate dollar amount of underwriting commissions paid to JH Distributors in 2005, 2004 and 2003 was $487,871,282, $403,619,081, and
$293,120,491, respectively. JH Distributors did not retain any of these amounts during such periods.

     Through JH Distributors, John Hancock NY pays compensation to broker-dealers for the promotion and sale of the policies. The compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to broker-dealers for sale of the policies (not including riders) is not expected to exceed 120.5% of the target premium paid in the first policy year and 7% of the target premium paid in years 2-10. Compensation on any premium in excess of target premium is not expected to exceed 8% in years 1-10. The amount and timing of this compensation may differ among broker-dealers, but would not be expected to materially exceed these schedules on a present value basis.

     The registered representative through whom your policy is sold will be compensated pursuant to the registered representative's own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policyowners but will be recouped through the fees and charges imposed under the policy.

     Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms. The terms of such arrangements may differ among broker-dealer firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

  . Fixed dollar payments: The amount of these payments varies widely. JH
    Distributors may, for example, make one or more payments in connection with a firm's conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

  . Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

  . Payments based upon "assets under management": These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

     Signator Investors, Inc. and Essex National Securities, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies. Certain unaffiliated financial institutions such as banks may also receive compensation in connection with the sale of our policies sold by registered representatives of Essex National Securities, Inc. on bank premises.

Additional Information About Charges

     A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

     The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which

John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
(formerly the Manufacturers Life Insurance Company of New York)
Years ended December 31, 2005, 2004 and 2003

              THE JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

                         AUDITED FINANCIAL STATEMENTS

                 Years ended December 31, 2005, 2004 and 2003

                                   CONTENTS

Report of Independent Registered Public Accounting Firm                       1
Audited Financial Statements
Balance Sheets                                                                2
Statements of Income                                                          3
Statements of Changes in Shareholder's Equity                                 4
Statements of Cash Flows                                                      5
Notes to Financial Statements                                                 6

            Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
The John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of The John Hancock Life Insurance Company of New York ("the Company") as of December 31, 2005 and 2004, and the related statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The John Hancock Life Insurance Company of New York at December 31, 2005 and 2004, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 2 to the financial statements, in 2004 the Company changed its method of accounting for certain nontraditional long duration contracts and for separate accounts.

                                                     /s/ ERNST & YOUNG, LLP

Boston, Massachusetts
March 21, 2006

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

BALANCE SHEETS

As at December 31
ASSETS (In thousands)                                           2005         2004
---------------------                                       ------------ ------------
Investments
Fixed-maturity securities available-for-sale, at fair value
(amortized cost: 2005 $256,611; 2004 $210,481)              $    256,315 $    211,834
Investment in unconsolidated affiliate                               800          800
Policy loans                                                      21,564       17,960
Short-term investments                                           169,414      166,497
                                                            ------------ ------------
TOTAL INVESTMENTS                                           $    448,093 $    397,091
                                                            ------------ ------------
Cash and cash equivalents                                         24,144       35,947
Accrued investment income                                         12,549        8,895
Deferred acquisition costs                                       248,817      191,464
Deferred sales inducements                                        30,065       27,153
Federal income tax recoverable from affiliates                       624          864
Other assets                                                      13,363        2,373
Due from reinsurers                                               17,176       10,122
Separate account assets                                        4,103,680    3,065,926
                                                            ------------ ------------
TOTAL ASSETS                                                $  4,898,511 $  3,739,835
                                                            ============ ============
LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Policyholder liabilities and accruals                       $    472,158 $    433,518
Payable to affiliates                                             10,060        8,418
Payable for undelivered securities                                 7,238           --
Deferred income taxes                                             49,831       30,464
Other liabilities                                                 18,893       17,048
Separate account liabilities                                   4,103,680    3,065,926
                                                            ------------ ------------
TOTAL LIABILITIES                                           $  4,661,860 $  3,555,374
                                                            ------------ ------------
Shareholder's equity:
Common stock                                                $      2,000 $      2,000
Additional paid-in capital                                       113,306      113,306
Retained earnings                                                121,276       68,721
Accumulated other comprehensive income                                69          434
                                                            ------------ ------------
TOTAL SHAREHOLDER'S EQUITY                                  $    236,651 $    184,461
                                                            ------------ ------------
TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY                  $  4,898,511 $  3,739,835
                                                            ============ ============

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF INCOME

For the years ended December 31
(In thousands)                                                               2005       2004      2003
-------------------------------                                           ----------  --------- ---------
REVENUES:
Fees from separate accounts and policyholder liabilities                  $   73,052  $  46,271 $  30,440
Premiums                                                                         302        348       487
Net investment income                                                         80,856     48,965    38,973
Net realized investment gains (losses)                                          (263)     3,015     3,067
                                                                          ----------  --------- ---------
TOTAL REVENUE                                                             $  153,947  $  98,599 $  72,967
                                                                          ----------  --------- ---------
BENEFITS AND EXPENSES:
Policyholder benefits and claims                                          $   14,067  $  26,299 $  20,020
Amortization of deferred acquisition costs and deferred sales inducements     29,339      1,062     9,081
Other insurance expenses                                                      33,471     24,313    15,815
                                                                          ----------  --------- ---------
TOTAL BENEFITS AND EXPENSES                                               $   76,877  $  51,674 $  44,916
                                                                          ----------  --------- ---------
INCOME BEFORE INCOME TAXES AND CHANGE IN ACCOUNTING
  PRINCIPLE                                                                   77,070     46,925    28,051
                                                                          ----------  --------- ---------
INCOME TAX EXPENSE                                                            24,515     15,422     9,024
                                                                          ----------  --------- ---------
INCOME AFTER INCOME TAXES AND BEFORE CHANGE IN ACCOUNTING
  PRINCIPLE                                                                   52,555     31,503    19,027
                                                                          ----------  --------- ---------
CHANGE IN ACCOUNTING PRINCIPLE                                                    --        287        --
                                                                          ----------  --------- ---------
NET INCOME                                                                $   52,555  $  31,790 $  19,027
                                                                          ==========  ========= =========

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY

                                                                 Accumulated
                                                                    Other         Total
                             Common    Additional     Retained  Comprehensive Shareholder's
(In thousands)               Stock   Paid-in Capital  Earnings  Income (Loss)    Equity
--------------              -------- --------------- ---------- ------------- -------------
Balance, January 1, 2003    $  2,000   $  113,306    $   17,904    $ 2,690     $  135,900
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        19,027       (140)        18,887
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2003  $  2,000   $  113,306    $   36,931    $ 2,550     $  154,787
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        31,790     (2,116)        29,674
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2004  $  2,000   $  113,306    $   68,721    $   434     $  184,461
                            --------   ----------    ----------    -------     ----------
Comprehensive income (loss)       --           --        52,555       (365)        52,190
                            --------   ----------    ----------    -------     ----------
BALANCE, DECEMBER 31, 2005  $  2,000   $  113,306    $  121,276    $    69     $  236,651
                            ========   ==========    ==========    =======     ==========

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

STATEMENTS OF CASH FLOWS

For the years ended December 31
(In thousands)                                                           2005       2004       2003
-------------------------------                                       ---------  ---------  ---------
CASH FLOW FROM OPERATING ACTIVITIES:

Net income                                                            $  52,555  $  31,790  $  19,027
Adjustments to Reconcile Net Income to Net Cash Provided by Operating
Activities:
Change in accounting principle                                               --       (287)        --
Change in net realized investment (gains) losses                            263     (3,015)    (3,067)
Change in due from reinsurers                                            (7,054)    (3,124)       570
Change in policyholder liabilities and accruals                          10,351     12,227       (238)
Deferred acquisition costs capitalization                               (81,652)   (55,894)   (41,751)
Deferred acquisition costs amortization                                  25,116       (962)     7,876
Deferred sales inducements capitalization                                (6,999)    (5,958)    (4,890)
Deferred sales inducements amortization                                   4,223      2,024      1,205
Deferred tax provision                                                   19,564     15,560      8,467
Change in other assets and other liabilities                             (5,532)     9,358      2,342
Other adjustments, net                                                   (2,566)     2,711        498
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY OPERATING ACTIIVITIES                            $   8,269  $   4,430  $  (9,961)
                                                                      =========  =========  =========
CASH FLOW FROM INVESTMENT ACTIVITIES:

Fixed-maturity securities sold, matured or repaid                     $ 132,430  $ 111,928  $  96,962
Fixed-maturity securities purchased                                    (181,590)  (175,841)  (120,016)
Short-term investments net                                               (2,834)    39,437    (26,472)
Net change in policy loans                                               (3,604)    (6,851)    (3,783)
Net change in payable for undelivered securities                          7,238         --         --
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY INVESTING ACTIVITIES                             $ (48,360) $ (31,327) $ (53,309)
                                                                      ---------  ---------  ---------
CASH FLOW FROM FINANCING ACTIVITIES:

Net reinsurance consideration                                         $  (7,054) $  (3,124) $     570
Increase (decrease) in account balances subject to reinsurance            7,054      3,124       (570)
Deposits and interest credited to policyholder account balances         174,846    112,541    137,285
Net transfers to separate accounts from policyholders funds             (73,030)   (24,456)   (18,172)
Return of policyholder funds                                            (73,528)   (44,235)   (35,173)
                                                                      ---------  ---------  ---------
NET CASH PROVIDED BY FINANCING ACTIVITIES                             $  28,288  $  43,850  $  83,940
                                                                      ---------  ---------  ---------
Increase (decrease) in cash and cash equivalents during the year      $ (11,803) $  16,953  $  20,670
                                                                      ---------  ---------  ---------
Cash and cash equivalents at beginning of year                           35,947     18,994     (1,676)
                                                                      ---------  ---------  ---------
CASH AND CASH EQUIVALENTS AT END OF YEAR                              $  24,144  $  35,947  $  18,994
                                                                      =========  =========  =========

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

         (FORMERLY THE MANUFACTURERS LIFE INSURANCE COMPANY OF NEW YORK)

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 2005
                   ( $ in thousands unless otherwise stated)

1.     ORGANIZATION

       John Hancock Life Insurance Company of New York (the "Company") is a stock life insurance company, which was organized on February 10, 1992 under the laws of the State of New York. The New York Insurance Department (the "Department") granted the Company a license to operate on July 22, 1992. Effective January 1, 2002, the Company became a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A) ("JHUSA"). Prior to this, the Company was a wholly owned subsidiary of The Manufacturers Life Insurance Company of North America. JHUSA is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI in turn is a wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as "Manulife Financial". JH USA was formerly known as The Manufacturers Life Insurance Company (U.S.A.).

       The Company was formerly known as The Manufacturers Life Insurance Company of New York. As a result of the 2004 merger between MFC and John Hancock Financial Services, Inc., ("JHFS"), the Company changed its name to John Hancock Life Insurance Company of New York effective January 1, 2005.

       The Company mainly offers and issues individual and group annuity contracts. More recently, it has begun to offer and issue more individual life insurance and group pension contracts. All of these contracts (collectively, the "contracts") are sold exclusively in the State of New York. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust ("JHT"), formerly Manufacturers Investment Trust ("MIT"), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

       John Hancock Investment Management Services, LLC ("JHIMS"), formerly Manufacturers Securities Services, LLC ("MSS"), an affiliate of the Company, is the investment advisor to JHT. On October 1, 2002, JHUSA exchanged a 30% ownership interest in JHIMS for one common share of the Company. This transaction increased the Company's ownership of JHIMS from 10% to 40%. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the company's ownership in JHIMS to 38% at December 31, 2005. The Company's investment in JHIMS amounts to $800 and is accounted for using the equity method.

2.     SIGNIFICANT ACCOUNTING POLICIES

    a) Basis of Presentation

       The accompanying financial statements of the Company have been prepared in conformity with United States generally accepted accounting principals ("GAAP"). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

    b) Investments

       The Company classifies all of its fixed-maturity securities as available-for-sale and records these securities at fair value. Realized gains and losses on sales of securities classified as available-for-sale are recognized in net income using a first-in, first-out method where the first security purchased is the first security sold. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected in accumulated other comprehensive income after adjustments for deferred income taxes, deferred acquisition costs, policyholder liabilities and unearned revenue liability. The cost of fixed-maturity securities is adjusted for the amortization of premiums and accretion of discounts, which are calculated using the effective interest method. For the mortgage-backed securities included in the fixed-maturity securities, the Company recognizes amortization using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the security is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the security. That adjustment is included in net investment income.

       Policy loans are reported at aggregate unpaid balances, which approximate fair value.

       Short-term investments, which include investments with maturities of less than one year and greater than 90 days as at the date of acquisition, are reported at fair value with changes in fair value recorded through unrealized gains (losses).

    c) Cash Equivalents

       The Company considers all liquid debt instruments purchased with an original maturity date of 90 days or less to be cash equivalents. Cash equivalents are stated at cost plus accrued interest, which approximates fair value.

    d) Deferred Acquisition Costs ("DAC") and Deferred Sales Inducements ("DSI")

       Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. Acquisition costs associated with annuity contracts and investment pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2005 the Company's DAC was deemed recoverable. The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products. Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contract's expected ongoing crediting rates for periods after the inducement are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC.

    e) Policyholder Liabilities and Accruals

       For variable annuity and variable life contracts, universal life insurance contracts, and investment contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. For traditional non-participating life insurance policies, policyholder liabilities are computed using the net level premium method and are based upon estimates as to future mortality, persistency, maintenance expenses, and interest rate yields that are applicable in the year of issue. The assumptions include a provision for adverse deviation.

    f) Separate Accounts

       Separate account assets and liabilities represent funds that are separately administered, principally for investment contracts related to variable annuity and variable life contracts as well as for group pension business, and for which the contract holder, rather than the Company, bears the investment risk. Separate account contract holders have no claim against the assets of the general account of the Company. Separate account assets are recorded at fair value. Operations of the separate accounts are not included in the accompanying financial statements. However, fees charged on separate account policyholder funds are included in revenue of the Company.

    g) Revenue Recognition

       Fee income from separate accounts, annuity contracts and investment pension contracts consists of charges for mortality, expenses, surrender and administration charges that have been assessed against the policyholder account balances. Premiums on traditional non-participating life insurance policies are recognized as revenue when due. Investment income is recorded on the accrual basis of accounting and is adjusted for any amortization of premiums or discounts, where applicable.

    h) Policyholder Benefits and Claims

       Benefits for variable annuity and variable life contracts, for universal life insurance contracts and for investment pension contracts include interest credited to policyholder account balances and benefit claims incurred during the period in excess of policyholder account balances.

    i) Income Taxes

       Income taxes have been provided using the liability method in accordance with Statement of Financial Accounting Standards 109 "Accounting for Income Taxes." Under this method, deferred tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that likely will be in effect when the differences are expected to reverse. The measurement of the deferred tax asset is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax asset will not be realized.

    j) Recent Accounting Pronouncements

          Statement of Financial Accounting Standard No. 155, Accounting for Certain Hybrid Instruments ("SFAS No.155")

       In February, 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155 which is an amendment of FASB Statements No. 133 and No. 140, and which brings consistency to accounting and reporting for certain hybrid financial instruments by simplifying, and eliminating exceptions to the accounting for them. SFAS No. 155 allows financial instruments that have embedded derivatives to be accounted for as a whole (eliminating the need to bifurcate the derivative from its host) if the holder elects to account for the whole instrument on a fair value basis. SFAS No. 155 also clarifies which interest-only strips and principal-only strips are not subject to the requirements of Statement 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends Statement 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument.

       SFAS No. 155 will be effective for all financial instruments acquired or issued in fiscal years beginning after September 15, 2006. The Company is unable to estimate the impact on its financial position and results of operations of adopting SFAS 155.

       Statement of Position 05-1- "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

       In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and charged off to expense.

       SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. Retrospective adoption is not permitted. The Company is not able to estimate the impact on its financial position and results of operations of adopting SOP 05-1.

       Statement of Financial Standards No. 154--Accounting Changes and Error Corrections--a replacement of APB Opinion No. 20 and FASB Statement No. 3 ("SFAS No. 154")

       In May, 2005, the FASB issued SFAS No 154, which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement No. 3, Reporting Accounting Changes in Interim Financial Statements, and changes the accounting and reporting requirements for a change in accounting principle. This Statement applies to all voluntary changes in accounting principle, and also to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions.

       SFAS No. 154 requires retrospective application to prior periods' financial statements of changes in accounting principle. SFAS No. 154 carries forward without change the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and reporting a change in accounting estimate, and also carries forward requirements for justification of a change in accounting principle on the basis of preferability.

       SFAS No. 154 will be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

    k) Cumulative Effect of Accounting Changes

          Statement of Position 03-1--"Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1")

       In July 2003, the AcSEC of the AICPA issued SOP 03-1. SOP 03-1 provides guidance on a number of topics including separate account presentation, interests in separate accounts, gains and losses on the transfer of assets from the general account to a separate account, liability valuation, returns based on a contractually referenced pool of assets or index, accounting for contracts that contain death or other insurance benefit features, accounting for reinsurance and other similar contracts, accounting for annuitization guarantees, and sales inducements to contractholders. SOP 03-1 was effective for the Company's financial statements on January 1, 2004. These financial statements reflect adoption of SOP 03-1 as of January 1, 2004 and resulted in an increase in shareholders equity of $287 (net of tax of $154) and an increase in net income of $287 (net of tax of $154).

    l) Reclassifications

       Certain prior year amounts have been reclassified to conform to the current year presentation.

3.     INVESTMENTS AND INVESTMENT INCOME

    a) Fixed-Maturity Securities

       At December 31, 2005 and 2004, all fixed-maturity securities have been classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized as follows:

                                                    Gross Unrealized Gross Unrealized
     As at December 31, 2005         Amortized Cost      Gains            Losses      Fair Value
     -----------------------         -------------- ---------------- ---------------- ----------
     U.S. government                   $  148,727       $  1,154         $  (868)     $  149,013
     Corporate securities                  96,559            206            (580)         96,185
     Foreign governments                   11,325             --            (208)         11,117
                                       ----------       --------         -------      ----------
     Total Fixed-Maturity Securities   $  256,611       $  1,360         $(1,656)     $  256,315
                                       ==========       ========         =======      ==========

                                                    Gross Unrealized Gross Unrealized
     As at December 31, 2004         Amortized Cost      Gains            Losses      Fair Value
     -----------------------         -------------- ---------------- ---------------- ----------
     U.S. government                   $   64,069       $  1,201         $  (419)     $   64,851
     Corporate securities                 135,024            923            (430)        135,517
     Foreign governments                   11,388             95             (17)         11,466
                                       ----------       --------         -------      ----------
     Total Fixed-Maturity Securities   $  210,481       $  2,219         $  (866)     $  211,834
                                       ==========       ========         =======      ==========

       Proceeds from sales of fixed-maturity securities during 2005 were $132,430 (2004 $58,924; 2003 $67,912). Gross gains of $95 and gross losses of $301 were realized on those sales (gross gains and losses were $3,380 and $365 for 2004 and $3,470 and $452 for 2003, respectively).

       The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary Relevant facts and circumstances include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer; and (3) the Company's ability and intent to hold the security to maturity or until it recovers. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between book value and market value would be recorded as a realized loss.

       At December 31, 2005, there were 64 debt securities that had a gross unrealized loss of $1,656. These securities had a fair value of $211,273 at December 31, 2005. The amount of unrealized losses related to fixed maturity securities in an unrealized loss position for greater than twelve months was $1,090 on 24 securities with a fair value of $78,789 at December 31, 2005. The Company has the ability and intent to hold these debt securities until they recover or mature. The contractual maturities of fixed-maturity securities at December 31, 2005 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without prepayment penalties. Also, corporate requirements and investment strategies may result in the sale of investments before maturity.

                                            Amortized Cost Fair Value
                                            -------------- ----------
     Fixed-maturity securities
     Due in one year or less                  $  110,856   $  110,479
     Due after one through five years             81,977       81,169
     Due after five years through ten years       33,748       33,576
     Due after ten years                          30,030       31,091
                                              ----------   ----------
     TOTAL FIXED-MATURITY SECURITIES          $  256,611   $  256,315
                                              ==========   ==========

       Fixed-maturity securities with a fair value of $495 and $479 at December 31, 2005 and 2004, respectively, were on deposit with or in custody accounts on behalf of the Department to satisfy regulatory requirements.

    b) Investment Income

       Income by type of investment was as follows:

     For the year ended December 31    2005       2004       2003
     ------------------------------ ---------  ---------  ---------
     Fixed-maturity securities      $  12,864  $   5,594  $   6,100
     Other invested assets             67,060     40,759     30,124
     Short-term investments             1,317      2,953      3,046
                                    ---------  ---------  ---------
     Gross investment income           81,241     49,306     39,270
                                    ---------  ---------  ---------
     Investment expenses                 (385)      (341)      (297)
                                    ---------  ---------  ---------
     NET INVESTMENT INCOME          $  80,856  $  48,965  $  38,973
                                    =========  =========  =========

       The Company includes income earned from its investment in JHIMS in the other invested assets category. Income earned from the Company's investment in JHIMS was $65,793, $39,907, and $29,471 for the years ended December 31, 2005, 2004, and 2003, respectively.

    c) Significant Equity Interests

       As of November 1, 2005 the Company holds a 38% interest in JHIMS, (From January 1, 2003 to October 31, 2005 a 40% interest) which is accounted for using the equity method whereby the Company recognizes its proportionate share of JHIMS net income or loss.

       As of December 31, 2005, total assets for JHIMS were $27,968 (2004-$11,192), and total liabilities were $25,863 (2004-$9,214). For the year ended December 31, 2005, net income was $164,500 (2004-$99,769; 2003-$73,678).

4.     COMPREHENSIVE INCOME

       Total comprehensive income was as follows:

       For the year ended December 31                                     2005       2004       2003
       ------------------------------                                  ---------  ---------  ---------
       Net income                                                      $  52,555  $  31,790  $  19,027
       Other comprehensive income, net of tax:
          Unrealized holding gains (losses) arising during the year         (536)    (1,240)     1,854
          Less:
          Reclassification adjustment for net realized (losses) gains
            included in net income                                          (171)       876      1,994
                                                                       ---------  ---------  ---------
       Other comprehensive income (loss)                                    (365)    (2,116)      (140)
                                                                       ---------  ---------  ---------
       COMPREHENSIVE INCOME                                            $  52,190  $  29,674  $  18,887
                                                                       =========  =========  =========

       Other comprehensive income is reported net of income tax benefits of $196, $1,139 and $75 for the years ended December 31, 2005, 2004 and 2003, respectively.

5.     DEFERRED ACQUISITION COSTS ("DAC") AND DEFERRED SALES INDUCEMENTS ("DSI")

       The components of the change in DAC were as follows:

       For the year ended December 31                                              2005        2004
       ------------------------------                                           ----------  ----------
       Balance at January 1                                                     $  191,464  $  132,132
       Change in accounting principle                                                            1,948
       Capitalization                                                               81,652      55,894
       Amortization                                                                (25,116)        962
       Effect of net unrealized gains (losses) on securities available-for-sale        817         528
                                                                                ----------  ----------
       BALANCE AT DECEMBER 31                                                   $  248,817  $  191,464
                                                                                ==========  ==========

       The components of the change in DSI were as follows:

     For the year ended December 31                                              2005       2004
     ------------------------------                                           ---------  ---------
     Balance at January 1                                                     $  27,153  $  23,280
     Capitalization                                                               6,999      5,958
     Amortization                                                                (4,223)    (2,024)
     Effect of net unrealized gains (losses) on securities available-for-sale       136        (61)
                                                                              ---------  ---------
     BALANCE AT DECEMBER 31                                                   $  30,065  $  27,153
                                                                              =========  =========

6.     INCOME TAXES

       The components of income tax expense (benefit) were as follows:

     For the year ended December 31   2005       2004      2003
     ------------------------------ --------- ---------  --------
     Current expense (benefit)      $   4,952 $    (138) $    220
     Deferred expense                  19,563    15,560     8,804
                                    --------- ---------  --------
     TOTAL EXPENSE                  $  24,515 $  15,422  $  9,024
                                    ========= =========  ========

       Total expenses differ from the statutory rate due principally to the dividends received deduction. The tax benefit resulting from the dividends received deduction was $1,707, $1,019, and $ 800 for the years ended December 31, 2005, 2004 and 2003, respectively.

       Components of the Company's net deferred tax liability were as follows:

     As at December 31                                    2005        2004
     -----------------                                 ----------  ----------
     Deferred tax assets:
     Reserves                                          $   27,052  $   13,920
     Net operating loss carry-forwards                         --       5,172
                                                       ----------  ----------
     Deferred tax assets                                   27,052      19,092
                                                       ----------  ----------
     Deferred tax liabilities:
     Deferred acquisition costs                           (55,425)    (46,134)
     Unrealized gains on securities available-for-sale        166        (364)
     Reinsurance                                          (19,994)     (2,515)
     Other                                                 (1,630)       (543)
                                                       ----------  ----------
     Deferred tax liabilities                             (76,883)    (49,556)
                                                       ----------  ----------
     NET DEFERRED TAX LIABILITY                        $  (49,831) $  (30,464)
                                                       ==========  ==========

       The Company will file a separate federal and State of New York income tax return. Prior to 2002, the Company filed a consolidated tax return with the Manufacturers Life Insurance Company of North America. A tax sharing agreement set forth the manner in which each company's provision (benefit) was computed as if it filed a separate tax return. The tax charge to each of the respective companies was not more than that company would have paid on a separate return basis.

       The Company paid an installment of $4,744 for 2005 and $308 for 2004. For 2003, the Company received a refund of $153.

       At December 31, 2005 and 2004, the Company had operating loss carry-forwards of $0 and $14,778, respectively. The Company believes that it will realize the full benefit of its deferred tax assets.

7.     SHAREHOLDER'S EQUITY

       The Company has one class of common stock:

     As at December 31                       2005     2004
     -----------------                     -------- --------
     Authorized:
     3,000,000 Common shares, par value $1       --       --
     Issued and outstanding:
     2,000,001 Common shares               $  2,000 $  2,000
                                           -------- --------

       The maximum amount of dividends that may be paid by life insurance companies without prior approval of the New York Insurance Commissioner is subject to restrictions relating to statutory surplus and net statutory gain from operations. The aggregate statutory capital and surplus of the Company at December 31, 2005 was $100,870 (2004, $50,980). The aggregate statutory net income of the Company for the year ended 2005 was $13,230 (2004, $20,629; 2003, $2,401, respectively).
       State regulatory authorities prescribe statutory accounting practices that differ in certain respects from GAAP followed by stock life insurance companies in the United States. The significant differences relate to investments, deferred acquisition costs, deferred income taxes, non-admitted asset balances, and reserves. NAIC statutory reserving guidelines and/or interpretations of those guidelines may change in the future. Such changes may require the Company to modify, perhaps materially, its statutory-based reserves for variable annuity contracts.

8.     CAPITAL MAINTENANCE AGREEMENT

       Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus as a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

9.     REINSURANCE

       At December 31, 2005, the Company had treaties with nineteen re-insurers, seventeen non-affiliated and two affiliated. The per policy life risk retained by the Company is 10% of a policy, up to a maximum of $100. The Company remains liable for amounts ceded in the event that re-insurers do not meet their obligations. In 2005, there were three recoveries under these agreements totaling a recovery of $1,906 on $3,214 of death claims.

       At December 31, 2005, the Company had deferred stop loss reinsurance agreements with two unaffiliated reinsurers to cover a portion of the risk associated with variable annuity minimum death benefit guarantee claims. The Company paid $3,828 and $3,492 in reinsurance premiums for the years ended December 31, 2005 and 2004, respectively. The agreements have a term of fifteen years, at the end of which a settlement will be made. The Company has accounted for these agreements using the deposit method.

       Reinsurance premiums and benefits paid or provided are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts.

10.    RELATED PARTY TRANSACTIONS

       The Company utilizes various services provided by MLI and its affiliates. Such services include legal, personnel, marketing, investment accounting, and other corporate services. Pursuant to an administrative services agreement effective for 2001 and beyond, all inter-company services, except for investment services, are billed through JHUSA to the Company. Prior to 2001, such services were billed directly by MLI. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. For the years ended December 31, 2005, 2004, and 2003, the Company was billed administrative and investment service expenses of $34,562, $23,450 and $21,860, respectively, from the MLI group of affiliated companies. At December 31, 2005 and 2004, the Company had a net liability to the MLI group of affiliated companies of $9,743 and $7,301, respectively, for services provided.

       Effective January 1, 2002, Manulife Financial Services LLC, a wholly owned subsidiary of JHUSA, became the exclusive distributor of all contracts issued by the Company. For the years ended December 31, 2005, 2004, and 2003, the Company was billed underwriting commissions of $79,589, $53,748 and $38,351, respectively. The Company had a net liability for services provided of $317 and $1,117 at December 31, 2005 and 2004, respectively. In addition, the Company had a receivable from JHIMS relating to distributions of $7,011 and $3,677, which was included in accrued investment income at December 31, 2005 and 2004, respectively.

11.    EMPLOYEE BENEFITS

    a) Retirement Plan

       The Company participates in a non-contributory pension plan entitled "The Manulife Financial U.S. Cash Balance Plan" (the "Plan"), which is sponsored by the Company's parent, JHUSA.

       The Plan provides benefits to participants who have three years of vesting service with the Company. Such benefits are a function of the length of service with the Company as well as the final average earnings of the plan participant. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65, and is actuarially equivalent to the cash balance account. Various optional forms of payment are available, including a lump sum. Early retirement benefits are actuarially equivalent to the cash balance account, but are subsidized for plan participants who were age 45 with 5 or more years vesting service with the Company as at July 1, 1998 and who terminate employment after attaining age 50 and have completed 10 years of service.

       Cash balance accounts are credited annually with contribution credits and semi-annually with interest credits. Future contribution credits under the Plan vary based on service. Interest credits are a function of the 1-year U.S. Treasury Constant Maturity yields plus 0.25%, but no less than 5.25% per year.

       Actuarial valuations of projected plan benefit obligations are based on projected salaries, an assumed discount rate, and best estimates of investment yields on plan assets, mortality of plan participants, employee termination, and ages at retirement. Pension costs that relate to current service are funded as they accrue and are accounted for by the plan sponsor in the current period. Vested benefits are fully funded. Experience gains and losses outside of a corridor are amortized into the income of the sponsor over the estimated average remaining service lives of the plan participants. No contributions were made during the current or prior year because the Plan was subject to the full funding limitation under the Internal Revenue Code.

       The projected benefit obligation to the participants of the Plan was $85.0 million in 2005 and $78.3 million in 2004. The accumulated benefit obligation was $74.0 million in 2005 and $69.2 million in 2004. This was based on an assumed interest rate of 5.50% and 5.75% respectively. The fair value of the Plan assets totaled $71.1 million in 2005 and $74.0 million in 2004. The expected return on plan assets was 8.25% in both 2005 and 2004, respectively. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2005, 2004, and 2003 respectively.

    b) 401(k) Plan

       The Company participates in a defined contribution 401(k) Savings Plan sponsored by JHUSA. This plan is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA). The costs associated with the Plan were charged to the Company and were not material for the year ended December 31, 2005, 2004, and 2003, respectively.

    c) Postretirement Benefit Plan

       In addition to the above plans, the Company participates in a postretirement benefit plan that is sponsored by JHUSA. This plan provides retiree medical and life insurance benefits to those who have attained age 50 and have 10 or more years of service with the Company. It provides medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement. This plan provides the retiree with a life insurance benefit of 100% of the salary just prior to retirement, with a maximum of $150. The amount is reduced to 65% on the first of January following retirement, and is further reduced to 30% at age 70.

       The postretirement benefit cost, which includes the expected cost of postretirement benefits for newly eligible employees and for vested employees, interest cost, and gains/losses arising from differences between actuarial assumptions and actual experience, is accounted for by the plan sponsor JHUSA. This plan is unfunded.

12.    COMMITMENTS AND CONTINGENCIES

    a) The Company leases office space under various operating lease agreements, which will expire in December of 2006. For the years ended December 31, 2005, 2004, and 2003 the Company incurred rent expense of $181, $160, and $244, respectively.

       The minimum lease payments associated with the office space under the operating lease agreements are as follows:

                          Year  Minimum Lease Payments
                          ----  ----------------------
                          2006          $  93
                                        -----
                          TOTAL         $  93
                                        =====

       The Company is subject to various lawsuits that have arisen in the course of its business. Contingent liabilities arising from litigation, income taxes and other matters are not considered material in relation to the financial position of the Company.

    b) Legal Proceedings. The Company is regularly involved in litigation both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission and other government and regularity bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning compliance with, among other things, insurance laws, securities laws, and laws governing activities of broker-dealers. As with many other companies in the financial industry, the Company has been requested or required by such government and regulatory authorities to provide information with respect to market timing, late training and sales compensation and broker-dealer practices with respect to variable investment options underlying variable life and annuity products and other separate account products. It is believed that these inquiries are similar to those made to many financial services companies by various agencies into practices, policies and procedures relating to trading in mutual funds shares and sales compensation and broker-dealer practices. The Company intends to continue to cooperate fully with government and regulatory authorities in connection with their respective inquiries. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

13.    FAIR VALUE OF FINANCIAL INSTRUMENTS

       The carrying values and estimated fair values of the Company's financial instruments at December 31 were as follows:

                                                   2005                  2004
                                           --------------------- ---------------------
                                            Carrying    Fair      Carrying    Fair
                                             Value      Value      Value      Value
                                           ---------- ---------- ---------- ----------
     Assets:
     Fixed-maturity securities             $  256,315 $  256,315 $  211,834 $  211,834
     Policy loans                              21,564     21,564     17,960     17,960
     Short-term investments                   169,414    169,414    166,497    166,497
     Cash                                      24,144     24,144     35,947     35,947
     Separate account assets                4,103,680  4,103,680  3,065,926  3,065,926

     Liabilities:
     Policyholder liabilities and accruals $  472,158 $  440,963 $  433,518 $  409,386
     Separate account liabilities           4,103,680  4,103,680  3,065,926  3,065,926

       The following methods and assumptions were used by the Company in estimating the fair value disclosures for financial instruments:

       Fixed-Maturity Securities: Fair values for fixed-maturity securities were obtained from an independent pricing service.

       Policy Loans: Carrying values approximate fair values.

       Short-Term Investments and Cash: Carrying values approximate fair values.

       Separate Account Assets and Liabilities: The carrying values in the balance sheet for separate account assets and liabilities approximate their fair values.

       Policyholder Liabilities and Accruals: Fair values of the Company's liabilities under contracts not involving significant mortality risk are estimated to be the net cash surrender value or the cost the Company would incur to extinguish the liability.

14.    CERTAIN SEPARATE ACCOUNTS

       The Company issues variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees (variable contracts with guarantees) which are discussed more fully below.

       During 2005 and 2004, there were no gains or losses on transfers of assets from the general account to the separate accounts. The assets supporting the variable portion of the variable annuity contracts are carried at fair value and reported as summary total separate account assets with an equivalent summary total reported for liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue and changes in liabilities for minimum guarantees are included in policyholder benefits in the Company's statements of income. Separate account net investment income, net investment gains and losses, and the related liability changes are offset within the same line items in the Company's statements of income.

       The variable annuity contracts are issued through separate accounts and the Company contractually guarantees, upon the death of the covered life, either (a) return of no less than total deposits made to the contract less any partial withdrawals, or (b) the highest contract value on any contract anniversary date minus any withdrawals following the contract anniversary. Business issued after December 31, 2002 provides for a reduction in the death benefit on a proportional basis for partial withdrawals; business issued before that date provides for a reduction on a dollar-for-dollar basis. As of December 31, 2005, 34% of the inforce contract values have a reduction of benefit on a dollar-for-dollar basis and 66% on a proportional basis.

       In September 2001, the Company introduced a Guaranteed Income Benefit Rider ("GRIP"), which provides a guaranteed minimum annuity payout if the policy holder elects to annuitize after a waiting period of 10 years. In December 2002, the GRIP rider was replaced by a newer version
       - GRIP II, which provides a more generous benefit base but with a higher rider charge. The Company discontinued the sales of the GRIP and GRIP II, riders in 2004.

       In 2004 the Company introduced a Guaranteed Minimum Withdrawal Benefit Rider ("GMWB") named Principal Plus ("PP"). The rider provides a guaranteed withdrawal amount termed the Guaranteed Withdrawal Balance ("GWB") as long as withdrawals do not exceed 5% per year of the GWB. In 2005, a newer version of the GMWB rider - Principal Plus for Life ("PPFL") was introduced. The new version retains all the functionality of the PP rider, plus it adds an alternative guarantee of a Life Time Income Amount available for the life of a covered person.

       Reinsurance has been utilized to mitigate risk related to Guaranteed Minimum Death Benefits ("GMDB") and Guaranteed Minimum Income Benefits ("GMIB").

       The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed on the following page are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the current GMDB in excess of the current account balance at the balance sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The tables below show the net amounts at risk both gross and net of reinsurance for variable annuity contracts with guarantees at December 31, 2005 and 2004.

                                                                     December 31, December 31,
GUARANTEED MINIMUM DEATH BENEFIT                                         2005         2004
--------------------------------                                     ------------ ------------
                                                                           (In millions)
Return of net deposits
Account value                                                         $    392.8   $    232.7
Net amount at risk - gross                                                   0.6          2.0
Net amount at risk - net                                                     0.0          0.6

Highest anniversary account value minus withdrawals post-anniversary
Account value                                                         $  2,860.5   $  2,196.7
Net amount at risk - gross                                                 132.1        164.4
Net amount at risk - net                                                    39.8         49.2

Guaranteed Minimum Income Benefit
Account value                                                         $    741.8   $    696.7
Net amount at risk - gross                                                   3.0          1.0
Net amount at risk - net                                                     0.0          0.0

Guaranteed Minimum Withdrawal Benefit
Account value                                                         $    918.9   $    224.1
Net amount at risk - gross                                                   0.3          0.0
Net amount at risk - net                                                     0.3          0.0

       For purposes of modeling risk, account balances of variable contracts with guarantees have been mapped to the following investment categories as of December 31, 2005 and December 31, 2004, respectively:

                                                                      December 31, December 31,
Asset Class               Index                                           2005         2004
-----------               -----                                       ------------ ------------
                                                                            (In millions)
Large Cap Equity          S&P 500                                      $    901.1   $    750.8
High Quality Bond         Ibbottson US Intermediate Term Gov't Bond         617.2        271.8
High Yield Bond           Ibbottson Domestic High Yield Bond                 56.0         62.0
Balanced                  60% Large Cap Equity, 40% High Quality Bond     1,152.2        663.3
Small Cap Equity          Ibbottson US Small Cap Stock                      255.7        244.7
International Equity      MSCI EAFE                                          87.9         71.0
Global Equity             MSCI World                                         40.6         35.0
Real Estate               NAREIT                                             25.1         23.7
                                                                       ----------   ----------
                          Total                                        $  3,135.8   $  2,122.3
                                                                       ==========   ==========

       The following table summarizes the gross reserves and ceded assets for guarantees on variable contracts reflected in the general account as of December 31, 2005:

                                                  (In millions)
                                        --------------------------------
                                         GMDB     GMIB     GMWB   Totals
                                        ------  -------  -------  ------
       Balance at January 1, 2005       $  6.2  $   1.5  $   0.0  $  7.7
       Incurred guaranteed benefits       (3.6)    (0.0)    (0.0)   (3.6)
       Other reserve changes               5.2      0.4     (1.5)    4.1
                                        ------  -------  -------  ------
       Balance at December 31, 2005        7.8      1.9     (1.5)    8.2
       Reinsurance recoverable             0.0     (8.2)    (0.0)   (8.2)
                                        ------  -------  -------  ------
       Net Balance at December 31, 2005 $  7.8  $  (6.3) $  (1.5) $  0.0
                                        ======  =======  =======  ======

       The gross reserve and ceded asset for GMDB and the gross reserve for GMIB are determined using SOP 03-1. The gross reserve for GMWB and the ceded asset for GMIB are determined according to FAS 133. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that assumptions should be revised. The following assumptions and methodology were used to determine the above amounts:

           .   Mean return and volatility assumptions have been determined for each of the asset classes noted above. For FAS 133 purposes, risk neutral assumptions have been used.
           .   1,000 stochastically generated investment performance scenarios were generated from the return and volatility assumptions.
           .   Annuity mortality was assumed to be 90% of the Annuity 2000 table.
           .   Annuity lapse rates vary by contract type and duration and range from 1 percent to 45 percent.
           .   Partial withdrawal rates are approximately 4% per year.
           .   The discount rate is 7.0% (in-force issued pre-2004) or 6.4%
               (in-force issued in and post - 2004) in the SOP 03-1 calculations and 5% for FAS 133 calculations.

15.    Segment Information

       The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

       Protection Segment. Offers a variety of universal life and variable life insurance products. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

       Wealth Management Segment. Offers individual fixed and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

       Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

       The accounting policies of the segments are the same as those described in the summary of significant accounting policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

       The following tables summarize selected financial information by segment for the periods indicated:

                                                                                          Wealth
          For the year ended December 31, 2005                             Protection   Management   Corporate  Consolidated
          ------------------------------------                             ----------  ------------ ----------  ------------
          Revenues:
          Revenues from external customers                                 $   17,448  $     55,899 $        7  $     73,354
          Net investment income                                                 2,192        17,867     60,797        80,856
          Net realized investment gains (losses)                                 (329)           75         (9)         (263)
                                                                           ----------  ------------ ----------  ------------
          Revenues                                                         $   19,311  $     73,841 $   60,795  $    153,947
                                                                           ==========  ============ ==========  ============
          Net Income:
          Net income                                                       $     (431) $     15,397 $   37,589  $     52,555
                                                                           ==========  ============ ==========  ============
          Supplemental Information:
          Equity in net income of investees accounted for by the equity
            method                                                         $       70  $     11,629 $   54,094  $     65,793
          Carrying value of investments accounted for by the equity method        688            --        112           800
          Amortization of deferred acquisition costs and deferred sales
            inducements                                                         9,367        19,972         --        29,339
          Income tax expense                                                     (619)        4,506     20,628        24,515
          Segment assets                                                   $  165,590  $  4,504,239 $  228,682  $  4,898,511
                                                                           ==========  ============ ==========  ============

                                                                                            Wealth
                                                                              Protection  Management   Corporate  Consolidated
         For the year ended December 31, 2004                                 ---------- ------------  ---------- ------------
         Revenues:
         Revenues from external customers                                     $   7,538  $     38,776  $      306 $     46,620
         Net investment income                                                      774         9,898      38,293       48,965
         Net realized investment gains (losses)                                      35         1,529       1,450        3,014
                                                                              ---------  ------------  ---------- ------------
         Revenues                                                             $   8,347  $     50,203  $   40,049 $     98,599
                                                                              =========  ============  ========== ============
         Net Income:
         Net income                                                           $    (661) $      7,968  $   24,483 $     31,790
                                                                              =========  ============  ========== ============
         Supplemental Information:
         Equity in net income of investees accounted for by the equity method $   1,742  $      5,489  $   32,676 $     39,907
         Carrying value of investments accounted for by the equity method            --            --         800          800
         Amortization of deferred acquisition costs and deferred sales
           inducements                                                            1,952          (890)         --        1,062
         Income tax expense                                                        (382)        2,114      13,690       15,422
         Segment assets                                                       $  98,088  $  3,461,994  $  179,753 $  3,739,835
                                                                              =========  ============  ========== ============

                                                                                          Wealth
                                                                            Protection  Management    Corporate  Consolidated
       For the year ended December 31, 2003                                 ---------- ------------  ----------  ------------
       Revenues:
       Revenues from external customers                                     $   5,146  $     25,786  $       (5) $     30,927
       Net investment income                                                      142         8,055      30,776        38,973
       Net realized investment gains (losses)                                     (44)        1,439       1,672         3,067
                                                                            ---------  ------------  ----------  ------------
       Revenues                                                             $   5,244  $     35,280  $   32,443  $     72,967
                                                                            =========  ============  ==========  ============
       Net Income:
       Net income                                                           $      74  $     (2,327) $   21,280  $     19,027
                                                                            =========  ============  ==========  ============
       Supplemental Information:
       Equity in net income of investees accounted for by the equity method $   1,045  $      3,958  $   24,468  $     29,471
       Carrying value of investments accounted for by the equity method            --            --         800           800
       Amortization of deferred acquisition costs and deferred sales
         inducements                                                            1,591         7,490          --         9,081
       Income tax expense                                                          64        (1,595)     10,555         9,024
       Segment assets                                                       $  47,159  $  2,531,112  $  129,409  $  2,707,680
                                                                            =========  ============  ==========  ============

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
SEPARATE ACCOUNT B (Formerly The Manufacturers Life Insurance
Company of New York Separate Account B)

Audited Financial Statements

Years ended December 31, 2005 and 2004 with Report of Independent Registered Public Accounting Firm

                John Hancock Life Insurance Company of New York
                              Separate Account B
        (Formerly The Manufacturers Life Insurance Company of New York
                              Separate Account B)

                         Audited Financial Statements

                    Years ended December 31, 2005 and 2004

                                   Contents

      Report of Independent Registered Public Accounting Firm........  1

      Audited Financial Statements

      Statement of Assets and Contract Owners' Equity................  3
      Statements of Operations and Changes in Contract Owners' Equity  5
      Notes to Financial Statements.................................. 31

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York
Separate Account B)

We have audited the accompanying statement of assets and contract owners' equity of John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate Account
B) (comprising of the 500 Index Trust, 500 Index Trust B, Active Bond Trust, Aggressive Growth Trust, All Cap Core Trust, All Cap Growth Trust, All Cap Value Trust, American Blue Chip Income and Growth Trust, American Growth Trust, American Growth-Income Trust, American International Trust, Blue Chip Growth Trust, Capital Appreciation Trust, Classic Value Trust, Diversified Bond Trust, Dynamic Growth Trust, Emerging Growth Trust, Emerging Small Company Trust, Equity-Income Trust, Equity Index Trust, Financial Services Trust, Fundamental Value Trust, Global Trust, Global Allocation Trust, Global Bond Trust, Growth & Income Trust, Health Sciences Trust, High Yield Trust, Income & Value Trust, International Equity Index Trust B, International Opportunities Trust, International Small Cap Trust, International Stock Trust, International Value Trust, Investment Quality Bond Trust, Large Cap Trust, Large Cap Growth Trust, Large Cap Value Trust, Lifestyle Aggressive 1000 Trust, Lifestyle Balanced 640 Trust, Lifestyle Conservative 280 Trust, Lifestyle Growth 820 Trust, Lifestyle Moderate 460 Trust, Mid Cap Core Trust, Mid Cap Index Trust, Mid Cap Stock Trust, Mid Cap Value Trust, Money Market Trust, Natural Resources Trust, Overseas Trust, Pacific Rim Trust, Quantitative All Cap Trust, Quantitative Mid Cap Trust, Real Estate Securities Trust, Real Return Bond Trust, Science & Technology Trust, Small Cap Trust, Small Cap Index Trust, Small Cap Opportunities Trust, Small Company Trust, Small Company Blend Trust, Small Company Value Trust, Special Value Trust, Strategic Bond Trust, Strategic Growth Trust, Strategic Income Trust, Strategic Opportunities Trust, Strategic Value Trust, Total Return Trust, Total Stock Market Index Trust, U.S. Global Leaders Growth Trust, U.S. Government Securities Trust, U.S. Large Cap Trust, Utilities Trust and Value Trust sub-accounts) of John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New
York) as of December 31, 2005, and the related statements of operations and changes in contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion of the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the sub-accounts of John Hancock Life Insurance Company of New York Separate Account B (formerly The Manufacturers Life Insurance Company of New York Separate Account B) at December 31, 2005, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended and the financial highlights for each of the five years then ended, in conformity with U.S. generally accepted accounting principles.

                                                              Ernst & Young LLP

Toronto, Canada
March 24, 2006

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                Statement of Assets and Contract Owners' Equity

Assets
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       500 Index Trust Series 1 - 65,197 shares (cost $624,731)                                       $  704,129
       500 Index Trust B Series 0 - 1,184 shares (cost $17,475)                                           18,787
       Active Bond Trust Series 1 - 32,646 shares (cost $313,887)                                        317,641
       Aggressive Growth Trust Series 1                                                                        -
       All Cap Core Trust Series 1 - 8,543 shares (cost $110,740)                                        146,942
       All Cap Growth Trust Series 1 - 4,403 shares (cost $62,224)                                        73,666
       All Cap Value Trust Series 1 - 8,965 shares (cost $91,014)                                        131,790
       American Blue Chip Income and Growth Trust Series 1 - 937 shares (cost $14,559)                    14,986
       American Growth Trust Series 1 - 6,653 shares (cost $116,512)                                     132,931
       American Growth-Income Trust Series 1 - 24,181 shares (cost $403,513)                             430,661
       American International Trust Series 1 - 7,748 shares (cost $144,278)                              166,111
       Blue Chip Growth Trust Series 1 - 33,435 shares (cost $484,538)                                   592,796
       Capital Appreciation Trust Series 1 - 1,398 shares (cost $11,085)                                  14,011
       Classic Value Trust Series 1 - 24 shares (cost $345)                                                  349
       Diversified Bond Trust Series 1                                                                         -
       Dynamic Growth Trust Series 1 - 10,620 shares (cost $46,596)                                       57,773
       Emerging Growth Trust Series 1 - 287 shares (cost $4,348)                                           5,087
       Emerging Small Company Trust Series 1 - 1,898 shares (cost $49,767)                                57,331
       Equity - Income Trust Series 1 - 22,805 shares (cost $360,142)                                    384,717
       Equity Index Trust Series 1                                                                             -
       Financial Services Trust Series 1 - 6,877 shares (cost $83,737)                                   105,283
       Fundamental Value Trust Series 1 - 20,406 shares (cost $271,322)                                  312,615
       Global Trust Series 1 - 10,470 shares (cost $133,516)                                             169,295
       Global Allocation Trust Series 1 - 3,851 shares (cost $35,256)                                     43,823
       Global Bond Trust Series 1 - 15,731 shares (cost $232,349)                                        226,054
       Growth & Income Trust Series 1 - 22,378 shares (cost $434,164)                                    508,201
       Health Sciences Trust Series 1 - 8,574 shares (cost $109,380)                                     137,096
       High Yield Trust Series 1 - 12,644 shares (cost $123,997)                                         130,490
       Income & Value Trust Series 1 - 13,738 shares (cost $138,379)                                     156,202
       International Equity Index Trust B Series I - 5,957 shares (cost $88,307)                         102,169
       International Opportunities Trust Series 1 - 547 shares (cost $7,651)                               8,493
       International Small Cap Trust Series 1 - 5,405 shares (cost $83,903)                              103,993
       International Stock Trust Series 1 - 5,506 shares (cost $51,710)                                   70,365
       International Value Trust Series 1 - 15,351 shares (cost $211,218)                                245,465
       Investment Quality Bond Trust Series 1 - 31,015 shares (cost $379,874)                            371,559
       Large Cap Trust Series 1 - 196 shares (cost $2,673)                                                 2,765
       Large Cap Growth Trust Series 1 - 18,469 shares (cost $171,892)                                   185,058
       Large Cap Value Trust Series 1 - 4,078 shares (cost $81,984)                                       88,500
       Lifestyle Aggressive 1000 Trust Series 1 - 5,453 shares (cost $66,684)                             73,397
       Lifestyle Balanced 640 Trust Series 1 - 276,434 shares (cost $3,471,360)                        3,845,203
       Lifestyle Conservative 280 Trust Series 1 - 22,755 shares (cost $301,065)                         305,372
       Lifestyle Growth 820 Trust Series 1 - 80,949 shares (cost $1,057,538)                           1,138,146
       Lifestyle Moderate 460 Trust Series 1 - 44,938 shares (cost $594,595)                             599,926

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                Statement of Assets and Contract Owners' Equity

Assets (continued)
Investments at fair value:
   Sub-accounts invested in John Hancock Trust (formerly Manufacturers Investment Trust) portfolios:
       Mid Cap Core Trust Series 1 - 521 shares (cost $8,299)                                         $     8,747
       Mid Cap Index Trust Series 1 - 7,433 shares (cost $101,338)                                        134,160
       Mid Cap Stock Trust Series 1 - 17,000 shares (cost $205,810)                                       264,686
       Mid Cap Value Trust Series 1 - 12,652 shares (cost $198,939)                                       238,230
       Money Market Trust Series 1 - 338,403 shares (cost $3,384,034)                                   3,384,034
       Natural Resources Trust Series 1 - 3,836 shares (cost $103,770)                                    120,819
       Overseas Trust Series 1                                                                                  -
       Pacific Rim Trust Series 1 - 8,599 shares (cost $83,648)                                           101,817
       Quantitative All Cap Trust Series 1 - 1,412 shares (cost $25,083)                                   23,366
       Quantitative Mid Cap Trust Series 1 - 5,772 shares (cost $76,988)                                   84,728
       Real Estate Securities Trust Series 1 - 13,378 shares (cost $263,563)                              332,703
       Real Return Bond Trust Series 1 - 542 shares (cost $7,135)                                           7,342
       Science & Technology Trust Series 1 - 18,011 shares (cost $182,315)                                211,989
       Small Cap Trust Series 1 - 58 shares (cost $831)                                                       834
       Small Cap Index Trust Series 1 - 8,377 shares (cost $101,545)                                      124,730
       Small Cap Opportunities Trust Series 1 - 3,233 shares (cost $64,624)                                73,778
       Small Company Trust Series 1 - 4 shares (cost $70)                                                      71
       Small Company Blend Trust Series 1                                                                       -
       Small Company Value Trust Series 1 - 19,975 shares (cost $352,038)                                 443,639
       Special Value Trust Series 1 - 768 shares (cost $13,823)                                            15,085
       Strategic Bond Trust Series 1 - 22,338 shares (cost $259,684)                                      268,725
       Strategic Growth Trust Series 1                                                                          -
       Strategic Income Trust Series 1 - 579 shares (cost $7,907)                                           7,623
       Strategic Opportunities Trust Series 1 - 15,551 shares (cost $148,417)                             185,673
       Strategic Value Trust Series 1 - 2,322 shares (cost $23,631)                                        24,679
       Total Return Trust Series 1 - 25,304 shares (cost $354,143)                                        349,701
       Total Stock Market Index Trust Series 1 - 13,991 shares (cost $133,433)                            161,733
       U.S. Global Leaders Growth Trust Series 1 - 771 shares (cost $9,463)                                10,050
       U.S. Government Securities Trust Series 1 - 35,213 shares (cost $485,405)                          480,306
       U.S. Large Cap Trust Series 1 - 20,209 shares (cost $258,890)                                      298,078
       Utilities Trust Series 1 - 3,108 shares (cost $34,913)                                              40,963
       Value Trust Series 1 - 11,963 shares (cost $194,476)                                               261,861
                                                                                                      -----------
Total assets                                                                                          $19,839,328
                                                                                                      ===========
Contract Owners' Equity
Variable universal life insurance contracts                                                           $19,839,328
                                                                                                      ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                            Sub-Account
                                                                       ----------------------------------------------------
                                                                             500 Index          500 Index      Active Bond
                                                                          Trust Series 1     Trust B Series 0 Trust Series 1
                                                                       --------------------  ---------------- --------------
                                                                       Year Ended Year Ended   Period Ended    Period Ended
                                                                       Dec. 31/05 Dec. 31/04   Dec. 31/05~     Dec. 31/05~
                                                                       ---------- ---------- ---------------- --------------
Income:
   Net investment income                                                $  9,933   $  4,165      $   224         $    684
   Net realized gain (loss)                                               28,095        564           52              275
   Change in unrealized appreciation (depreciation) during the period    (10,433)    48,849        1,312            3,754
                                                                        --------   --------      -------         --------
Net increase (decrease) in assets from operations                         27,595     53,578        1,588            4,713
                                                                        --------   --------      -------         --------
Changes from principal transactions:
   Transfer of net premiums                                              141,117    168,959        4,600           21,644
   Transfer on terminations                                              (61,004)   (57,140)      (1,125)          (9,786)
   Transfer on policy loans                                                 (251)   (20,627)           -                -
   Net interfund transfers                                               (62,058)   176,135       13,724          301,070
                                                                        --------   --------      -------         --------
Net increase (decrease) in assets from principal transactions             17,804    267,327       17,199          312,928
                                                                        --------   --------      -------         --------
Total increase (decrease) in assets                                       45,399    320,905       18,787          317,641

Assets, beginning of period                                              658,730    337,825            -                -
                                                                        --------   --------      -------         --------
Assets, end of period                                                   $704,129   $658,730      $18,787         $317,641
                                                                        ========   ========      =======         ========

                                                                         Sub-Account
                                  ----------------------------------------------------------------------------------------
                                     Aggressive Growth         All Cap Core         All Cap Growth         All Cap Value
                                      Trust Series 1          Trust Series 1        Trust Series 1        Trust Series 1
                                  ----------------------   --------------------  --------------------  --------------------
                                   Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05/a/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ------------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income            $      -     $      -   $  1,031   $    558   $      -   $      -   $  4,939  $     965
   Net realized gain (loss)            5,962      (24,841)     3,617       (317)     9,043       (189)     1,107     30,572
   Change in unrealized
     appreciation (depreciation)
     during the period                (9,759)      32,957      7,630     21,269     (2,312)     6,745        435      2,396
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Net increase (decrease) in assets
  from operations                     (3,797)       8,116     12,278     21,510      6,731      6,556      6,481     33,933
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums            4,331       11,294     20,284     18,914     16,410     26,737     16,637      3,977
   Transfer on terminations           (2,314)     (66,559)   (24,431)   (60,733)   (16,494)   (26,588)    (4,223)  (212,308)
   Transfer on policy loans                -       (7,685)      (207)   (14,258)         -          -          -          -
   Net interfund transfers           (53,532)         864     (1,036)     7,955    (21,955)   (24,004)        (5)        57
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Net increase (decrease) in assets
  from principal transactions        (51,515)     (62,086)    (5,390)   (48,122)   (22,039)   (23,855)    12,409   (208,274)
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Total increase (decrease) in
  assets                             (55,312)     (53,970)     6,888    (26,612)   (15,308)   (17,299)    18,890   (174,341)

Assets, beginning of period           55,312      109,282    140,054    166,666     88,974    106,273    112,900    287,241
                                    --------     --------   --------   --------   --------   --------   --------  ---------
Assets, end of period               $      -     $ 55,312   $146,942   $140,054   $ 73,666   $ 88,974   $131,790  $ 112,900
                                    ========     ========   ========   ========   ========   ========   ========  =========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
a Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       --------------------------------------------
                                                                         American Blue Chip          American
                                                                       Income and Growth Trust     Growth Trust
                                                                              Series 1               Series 1
                                                                       ----------------------  --------------------
                                                                       Year Ended  Year Ended  Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04
                                                                       ---------- ------------ ---------- ----------
Income:
   Net investment income                                                $    782    $     -    $      23   $      2
   Net realized gain (loss)                                                   36          2        1,090        114
   Change in unrealized appreciation (depreciation) during the period         16        411       14,919      1,277
                                                                        --------    -------    ---------   --------
Net increase (decrease) in assets from operations                            834        413       16,032      1,393
                                                                        --------    -------    ---------   --------
Changes from principal transactions:
   Transfer of net premiums                                                3,260      2,209       30,652      2,518
   Transfer on terminations                                               (1,665)      (821)      (5,714)    (2,253)
   Transfer on policy loans                                                    -          -            -          -
   Net interfund transfers                                                 5,936      4,820       78,324      7,037
                                                                        --------    -------    ---------   --------
Net increase (decrease) in assets from principal transactions              7,531      6,208      103,262      7,302
                                                                        --------    -------    ---------   --------
Total increase (decrease) in assets                                        8,365      6,621      119,294      8,695

Assets, beginning of period                                                6,621          -       13,637      4,942
                                                                        --------    -------    ---------   --------
Assets, end of period                                                   $ 14,986    $ 6,621    $ 132,931   $ 13,637
                                                                        ========    =======    =========   ========

                                                                         Sub-Account
                                       -------------------------------------------------------------------------------
                                         American Growth-    American International    Balanced      Blue Chip Growth
                                       Income Trust Series 1    Trust Series 1      Trust Series 1    Trust Series 1
                                       --------------------  --------------------   -------------- --------------------
                                       Year Ended Year Ended Year Ended  Year Ended   Year Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04  Dec. 31/04x   Dec. 31/05 Dec. 31/04
                                       ---------- ---------- ----------  ---------- -------------- ---------- ----------
Income:
   Net investment income                $  2,768   $  1,193   $  2,560    $    63      $    907     $  2,236   $    511
   Net realized gain (loss)                4,664        560        883        209         1,641        5,906       (341)
   Change in unrealized appreciation
     (depreciation) during the period     14,974     11,756     19,160      2,335        (2,763)      22,104     46,535
                                        --------   --------   --------    -------      --------     --------   --------
Net increase (decrease) in assets from
  operations                              22,406     13,509     22,603      2,607          (215)      30,246     46,705
                                        --------   --------   --------    -------      --------     --------   --------
Changes from principal transactions:
   Transfer of net premiums              181,247      5,124     33,531      2,546           788       89,848    129,976
   Transfer on terminations              (73,138)    (7,437)    (3,382)      (912)       (1,347)     (44,558)   (36,762)
   Transfer on policy loans                    -          -       (749)         -             -          (19)       (24)
   Net interfund transfers                71,773    210,537     95,304     12,004       (32,695)     (52,582)     8,525
                                        --------   --------   --------    -------      --------     --------   --------
Net increase (decrease) in assets from
  principal transactions                 179,882    208,224    124,704     13,638       (33,254)      (7,311)   101,715
                                        --------   --------   --------    -------      --------     --------   --------
Total increase (decrease) in assets      202,288    221,733    147,307     16,245       (33,469)      22,935    148,420

Assets, beginning of period              228,373      6,640     18,804      2,559        33,469      569,861    421,441
                                        --------   --------   --------    -------      --------     --------   --------
Assets, end of period                   $430,661   $228,373   $166,111    $18,804      $      -     $592,796   $569,861
                                        ========   ========   ========    =======      ========     ========   ========

++ Fund available in prior year but no activity.
x Terminated as an investment option and funds transferred to Income & Value Trust on May 2, 2004.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                ----------------------------------------------------------
                                                                Capital Appreciation  Classic Value     Diversified Bond
                                                                   Trust Series 1     Trust Series 1     Trust Series 1
                                                                --------------------  -------------- ---------------------
                                                                Year Ended Year Ended  Period Ended  Year Ended  Year Ended
                                                                Dec. 31/05 Dec. 31/04  Dec. 31/05~   Dec. 31/05b Dec. 31/04
                                                                ---------- ---------- -------------- ----------- ----------
Income:
   Net investment income                                         $     -    $     -       $  18       $  12,241  $  12,880
   Net realized gain (loss)                                          636         81           -         (11,752)     8,189
   Change in unrealized appreciation (depreciation) during the
     period                                                          923      1,138           4           1,289     (9,856)
                                                                 -------    -------       -----       ---------  ---------
Net increase (decrease) in assets from operations                  1,559      1,219          22           1,778     11,213
                                                                 -------    -------       -----       ---------  ---------
Changes from principal transactions:
   Transfer of net premiums                                        2,614      5,959         443          11,791     35,601
   Transfer on terminations                                       (2,172)      (800)       (146)         (4,349)  (124,363)
   Transfer on policy loans                                            -          -           -               -          -
   Net interfund transfers                                          (523)       148          30        (272,089)    45,391
                                                                 -------    -------       -----       ---------  ---------
Net increase (decrease) in assets from principal transactions        (81)     5,307         327        (264,647)   (43,371)
                                                                 -------    -------       -----       ---------  ---------
Total increase (decrease) in assets                                1,478      6,526         349        (262,869)   (32,158)

Assets, beginning of period                                       12,533      6,007           -         262,869    295,027
                                                                 -------    -------       -----       ---------  ---------
Assets, end of period                                            $14,011    $12,533       $ 349       $       -  $ 262,869
                                                                 =======    =======       =====       =========  =========

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                     Dynamic Growth        Emerging Growth    Emerging Small Company     Equity-Income
                                     Trust Series 1        Trust Series 1        Trust Series 1         Trust Series 1
                                  --------------------  --------------------  --------------------   --------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended  Year Ended Year Ended Year Ended
                                  Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ---------- ---------- ---------- ---------- ----------  ---------- ---------- ----------
Income:
   Net investment income           $      -  $       -    $    -     $   11    $     -     $      -   $ 18,044  $   8,509
   Net realized gain (loss)          11,077     44,155        13         (9)     2,621      (10,087)    43,437     31,127
   Change in unrealized
     appreciation
     (depreciation) during the
     period                          (2,960)   (31,160)      356        388     (1,004)      16,690    (46,768)    17,339
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Net increase (decrease) in assets
  from operations                     8,117     12,995       369        390      1,617        6,603     14,713     56,975
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums          11,069     15,123       670      2,659      4,413        9,737     77,876     80,098
   Transfer on terminations         (16,007)  (196,709)     (336)      (201)    (8,553)     (34,283)   (52,876)  (132,722)
   Transfer on policy loans            (135)    (7,219)        -          -        (51)      (5,363)         -          -
   Net interfund transfers          (19,743)     1,750     1,026          3     12,059        6,091    (95,189)   142,820
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Net increase (decrease) in assets
  from principal transactions       (24,816)  (187,055)    1,360      2,461      7,868      (23,818)   (70,189)    90,196
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Total increase (decrease) in
  assets                            (16,699)  (174,060)    1,729      2,851      9,485      (17,215)   (55,476)   147,171

Assets, beginning of period          74,472    248,532     3,358        507     47,846       65,061    440,193    293,022
                                   --------  ---------    ------     ------    -------     --------   --------  ---------
Assets, end of period              $ 57,773  $  74,472    $5,087     $3,358    $57,331     $ 47,846   $384,717  $ 440,193
                                   ========  =========    ======     ======    =======     ========   ========  =========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.
b Terminated as an investment option and funds transferred to Active Bond Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       --------------------------------------------
                                                                            Equity Index         Financial Services
                                                                           Trust Series 1          Trust Series 1
                                                                       ----------------------   --------------------
                                                                        Year Ended   Year Ended Year Ended Year Ended
                                                                       Dec. 31/05/c/ Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ------------  ---------- ---------- ----------
Income:
   Net investment income                                                 $    300     $   115    $    342   $   279
   Net realized gain (loss)                                                   331        (180)      1,158     1,379
   Change in unrealized appreciation (depreciation) during the period      (1,221)      1,366       7,926     6,497
                                                                         --------     -------    --------   -------
Net increase (decrease) in assets from operations                            (590)      1,301       9,426     8,155
                                                                         --------     -------    --------   -------
Changes from principal transactions:
   Transfer of net premiums                                                     -       5,468       3,893    23,571
   Transfer on terminations                                                  (536)     (1,595)     (4,358)   (5,622)
   Transfer on policy loans                                                     -           -           -         -
   Net interfund transfers                                                (13,724)          -       4,224    11,420
                                                                         --------     -------    --------   -------
Net increase (decrease) in assets from principal transactions             (14,260)      3,873       3,759    29,369
                                                                         --------     -------    --------   -------
Total increase (decrease) in assets                                       (14,850)      5,174      13,185    37,524

Assets, beginning of period                                                14,850       9,676      92,098    54,574
                                                                         --------     -------    --------   -------
Assets, end of period                                                    $      -     $14,850    $105,283   $92,098
                                                                         ========     =======    ========   =======

                                                                        Sub-Account
                                  --------------------------------------------------------------------------------------
                                    Fundamental Value          Global           Global Allocation        Global Bond
                                     Trust Series 1        Trust Series 1        Trust Series 1        Trust Series 1
                                  --------------------  --------------------  --------------------  --------------------
                                  Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income           $    769   $    664   $  1,661   $  1,404   $   384    $   326    $  8,633   $  1,592
   Net realized gain (loss)          10,727      2,637      2,987      1,342     1,125         89         235        315
   Change in unrealized
     appreciation
     (depreciation) during the
     period                          14,278     13,384     10,665     10,132     1,029      3,939     (20,407)    12,181
                                   --------   --------   --------   --------   -------    -------    --------   --------
Net increase (decrease) in assets
  from operations                    25,774     16,685     15,313     12,878     2,538      4,354     (11,539)    14,088
                                   --------   --------   --------   --------   -------    -------    --------   --------
Changes from principal
  transactions:
   Transfer of net premiums          46,766     39,085     34,556     26,746     6,158      7,620      70,805     27,536
   Transfer on terminations         (27,678)   (14,214)    (9,550)    (5,985)   (2,111)    (2,498)     (9,629)    (5,487)
   Transfer on policy loans            (349)         -          -          -         -          -           4         10
   Net interfund transfers          103,609     12,663     15,144      3,449    (2,567)     2,536      23,604     82,974
                                   --------   --------   --------   --------   -------    -------    --------   --------
Net increase (decrease) in assets
  from principal transactions       122,348     37,534     40,150     24,210     1,480      7,658      84,784    105,033
                                   --------   --------   --------   --------   -------    -------    --------   --------
Total increase (decrease) in
  assets                            148,122     54,219     55,463     37,088     4,018     12,012      73,245    119,121

Assets, beginning of period         164,493    110,274    113,832     76,744    39,805     27,793     152,809     33,688
                                   --------   --------   --------   --------   -------    -------    --------   --------
Assets, end of period              $312,615   $164,493   $169,295   $113,832   $43,823    $39,805    $226,054   $152,809
                                   ========   ========   ========   ========   =======    =======    ========   ========

c Terminated as an investment option and funds transferred to 500 Index B Trust on May 2, 2005.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------
                                                                          Growth & Income       Health Sciences
                                                                          Trust Series 1        Trust Series 1
                                                                       --------------------  --------------------
                                                                       Year Ended Year Ended Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ---------- ---------- ---------- ----------
Income:
   Net investment income                                                $ 17,849  $   4,705   $  8,744   $      -
   Net realized gain (loss)                                               15,124     (1,490)       862        463
   Change in unrealized appreciation (depreciation) during the period    (23,496)    33,156      5,911     13,294
                                                                        --------  ---------   --------   --------
Net increase (decrease) in assets from operations                          9,477     36,371     15,517     13,757
                                                                        --------  ---------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                                               52,106     56,410     12,699     14,736
   Transfer on terminations                                              (49,736)  (183,071)    (7,692)    (5,632)
   Transfer on policy loans                                                    -          -          -          -
   Net interfund transfers                                               (31,899)    17,841      4,546      4,355
                                                                        --------  ---------   --------   --------
Net increase (decrease) in assets from principal transactions            (29,529)  (108,820)     9,553     13,459
                                                                        --------  ---------   --------   --------
Total increase (decrease) in assets                                      (20,052)   (72,449)    25,070     27,216

Assets, beginning of period                                              528,253    600,702    112,026     84,810
                                                                        --------  ---------   --------   --------
Assets, end of period                                                   $508,201  $ 528,253   $137,096   $112,026
                                                                        ========  =========   ========   ========

                                                                       Sub-Account
                             -----------------------------------------------------------------------------------------------
                                                                                                 International International
                                  High Yield          Income & Value      International Equity    Index Trust  Opportunities
                                Trust Series 1        Trust Series 1     Index Trust B Series 1    Series 1    Trust Series I
                             --------------------  --------------------  ----------------------  ------------- --------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended Period Ended  Year Ended    Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04##  Dec. 31/04)   Dec. 31/05~
                             ---------- ---------- ---------- ---------- ---------- ------------ ------------- --------------
Income:
   Net investment income      $  7,772  $  12,667   $  2,307   $  1,185   $  4,003    $   129      $    261        $    -
   Net realized gain (loss)      9,922     16,892      2,399        641        404         39         1,883             5
   Change in unrealized
     appreciation
     (depreciation) during
     the period                (12,514)    (3,014)     2,799      8,788      8,866      4,996        (1,831)          842
                              --------  ---------   --------   --------   --------    -------      --------        ------
Net increase (decrease) in
  assets from operations         5,180     26,545      7,505     10,614     13,273      5,164           313           847
                              --------  ---------   --------   --------   --------    -------      --------        ------
Changes from principal
  transactions:
   Transfer of net premiums     25,724     40,934     22,310     23,404     47,580      1,527         6,246         1,077
   Transfer on terminations    (11,141)  (117,951)   (16,567)   (12,632)    (2,015)    (1,053)         (723)         (162)
   Transfer on policy loans          -          -          -          -          -          -             -             -
   Net interfund transfers     (67,839)     3,485     (7,940)    38,616      7,332     30,361       (15,731)        6,731
                              --------  ---------   --------   --------   --------    -------      --------        ------
Net increase (decrease) in
  assets from principal
  transactions                 (53,256)   (73,532)    (2,197)    49,388     52,897     30,835       (10,208)        7,646
                              --------  ---------   --------   --------   --------    -------      --------        ------
Total increase (decrease) in
  assets                       (48,076)   (46,987)     5,308     60,002     66,170     35,999        (9,895)        8,493

Assets, beginning of period    178,566    225,553    150,894     90,892     35,999          -         9,895             -
                              --------  ---------   --------   --------   --------    -------      --------        ------
Assets, end of period         $130,490  $ 178,566   $156,202   $150,894   $102,169    $35,999      $      -        $8,493
                              ========  =========   ========   ========   ========    =======      ========        ======

) Terminated as an investment option and funds transferred to John Hancock VST International Equity Index Fund on June 18, 2004.
## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------
                                                                        International Small   International Stock
                                                                        Cap Trust Series 1      Trust Series 1
                                                                       --------------------  --------------------
                                                                       Year Ended Year Ended Year Ended Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                                       ---------- ---------- ---------- ----------
Income:
   Net investment income                                                $    643   $     41   $    435   $    380
   Net realized gain (loss)                                                2,405     (5,877)     2,372     (9,345)
   Change in unrealized appreciation (depreciation) during the period      5,234     16,629      7,145     18,541
                                                                        --------   --------   --------   --------
Net increase (decrease) in assets from operations                          8,282     10,793      9,952      9,576
                                                                        --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                                               24,159      9,481     15,595     16,095
   Transfer on terminations                                               (7,759)   (35,868)   (17,442)   (37,384)
   Transfer on policy loans                                                  (48)    (2,919)      (139)         -
   Net interfund transfers                                                28,821      6,070      1,384      1,415
                                                                        --------   --------   --------   --------
Net increase (decrease) in assets from principal transactions             45,173    (23,236)      (602)   (19,874)
                                                                        --------   --------   --------   --------
Total increase (decrease) in assets                                       53,455    (12,443)     9,350    (10,298)

Assets, beginning of period                                               50,538     62,981     61,015     71,313
                                                                        --------   --------   --------   --------
Assets, end of period                                                   $103,993   $ 50,538   $ 70,365   $ 61,015
                                                                        ========   ========   ========   ========

                                                                          Sub-Account
                                       --------------------------------------------------------------------------------
                                        International Value   Investment Quality   Large Cap Trust   Large Cap Growth
                                          Trust Series 1      Bond Trust Series 1     Series I        Trust Series 1
                                       --------------------  --------------------  --------------- --------------------
                                       Year Ended Year Ended Year Ended Year Ended  Period Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04   Dec. 31/05~   Dec. 31/05 Dec. 31/04
                                       ---------- ---------- ---------- ---------- --------------- ---------- ----------
Income:
   Net investment income                $  4,029   $  1,208   $ 18,414  $  18,760      $    -       $  1,358   $    417
   Net realized gain (loss)                9,595      3,406       (537)      (176)          2          9,430     16,904
   Change in unrealized appreciation
     (depreciation) during the period      9,490     19,159    (10,182)    (3,273)         92        (10,498)    (5,384)
                                        --------   --------   --------  ---------      ------       --------   --------
Net increase (decrease) in assets from
  operations                              23,114     23,773      7,695     15,311          94            290     11,937
                                        --------   --------   --------  ---------      ------       --------   --------
Changes from principal transactions:
   Transfer of net premiums               43,896     26,460     43,971     82,151         278         34,798     57,198
   Transfer on terminations              (14,015)    (6,288)   (13,190)   (14,899)        (54)       (25,573)   (79,501)
   Transfer on policy loans                    -          -          -          -           -              -          -
   Net interfund transfers                38,696     65,791      4,483   (114,663)      2,447         (6,948)    20,267
                                        --------   --------   --------  ---------      ------       --------   --------
Net increase (decrease) in assets from
  principal transactions                  68,577     85,963     35,264    (47,411)      2,671          2,277     (2,036)
                                        --------   --------   --------  ---------      ------       --------   --------
Total increase (decrease) in assets       91,691    109,736     42,959    (32,100)      2,765          2,567      9,901

Assets, beginning of period              153,774     44,038    328,600    360,700           -        182,491    172,590
                                        --------   --------   --------  ---------      ------       --------   --------
Assets, end of period                   $245,465   $153,774   $371,559  $ 328,600      $2,765       $185,058   $182,491
                                        ========   ========   ========  =========      ======       ========   ========

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                        Sub-Account
                                                                       -------------------------------------------------
                                                                        Large Cap Value Trust  Lifestyle Aggressive 1000
                                                                              Series 1            Trust Series 1
                                                                       ----------------------- -------------------------
                                                                       Year Ended Period Ended Year Ended   Year Ended
                                                                       Dec. 31/05  Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                                       ---------- ------------ ------------ ------------
Income:
   Net investment income                                                $      -    $ 1,043     $ 1,222      $   117
   Net realized gain (loss)                                               14,761      1,300       4,141          985
   Change in unrealized appreciation (depreciation) during the period     (6,180)    11,694        (272)       3,848
                                                                        --------    -------     -------      -------
Net increase (decrease) in assets from operations                          8,581     14,037       5,091        4,950
                                                                        --------    -------     -------      -------
Changes from principal transactions:
   Transfer of net premiums                                               90,682     28,584      19,946       35,882
   Transfer on terminations                                               (6,572)    (3,340)     (6,073)      (6,066)
   Transfer on policy loans                                                 (446)         -           -            -
   Net interfund transfers                                               (86,765)    (2,020)      6,283           47
                                                                        --------    -------     -------      -------
Net increase (decrease) in assets from principal transactions             (3,101)    23,224      20,156       29,863
                                                                        --------    -------     -------      -------
Total increase (decrease) in assets                                        5,480     37,261      25,247       34,813

Assets, beginning of period                                               83,020     45,759      48,150       13,337
                                                                        --------    -------     -------      -------
Assets, end of period                                                   $ 88,500    $83,020     $73,397      $48,150
                                                                        ========    =======     =======      =======

                                                                                 Sub-Account
                                                     --------------------------------------------------------------------
                                                       Lifestyle Balanced    Lifestyle Conservative    Lifestyle Growth
                                                       640 Trust Series 1     280 Trust Series 1      820 Trust Series 1
                                                     ----------------------- ---------------------  ----------------------
                                                     Year Ended  Year Ended  Year Ended  Year Ended Year Ended  Year Ended
                                                     Dec. 31/05  Dec. 31/04  Dec. 31/05  Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                     ----------  ----------  ----------  ---------- ----------  ----------
Income:
   Net investment income                             $  199,680  $   73,584   $ 19,541    $  5,679  $   15,135   $  2,652
   Net realized gain (loss)                              13,615       9,780      1,207       3,210      21,575        853
   Change in unrealized appreciation (depreciation)
     during the period                                   32,914     315,976    (13,536)      8,865      33,811     35,486
                                                     ----------  ----------   --------    --------  ----------   --------
Net increase (decrease) in assets from operations       246,209     399,340      7,212      17,754      70,521     38,991
                                                     ----------  ----------   --------    --------  ----------   --------
Changes from principal transactions:
   Transfer of net premiums                              60,878      42,046     67,702      65,982     722,838    221,978
   Transfer on terminations                            (116,422)    (81,782)   (17,224)     (8,081)    (31,732)   (21,750)
   Transfer on policy loans                                   -           -          -           -           -          -
   Net interfund transfers                               50,335   2,946,005      1,194       4,272       4,145     36,815
                                                     ----------  ----------   --------    --------  ----------   --------
Net increase (decrease) in assets from principal
  transactions                                           (5,209)  2,906,269     51,672      62,173     695,251    237,043
                                                     ----------  ----------   --------    --------  ----------   --------
Total increase (decrease) in assets                     241,000   3,305,609     58,884      79,927     765,772    276,034

Assets, beginning of period                           3,604,203     298,594    246,488     166,561     372,374     96,340
                                                     ----------  ----------   --------    --------  ----------   --------
Assets, end of period                                $3,845,203  $3,604,203   $305,372    $246,488  $1,138,146   $372,374
                                                     ==========  ==========   ========    ========  ==========   ========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                               Sub-Account
                                                              ---------------------------------------------
                                                               Lifestyle Moderate        Mid Cap Core
                                                               460 Trust Series 1       Trust Series 1
                                                              --------------------- -----------------------
                                                              Year Ended Year Ended Year Ended Period Ended
                                                              Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                              ---------- ---------- ---------- ------------
Income:
   Net investment income                                       $ 36,387   $    231   $   771     $    58
   Net realized gain (loss)                                      (2,124)       365       196         591
   Unrealized appreciation (depreciation) during the period      (9,247)    14,077      (464)        585
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from operations                25,016     14,673       503       1,234
                                                               --------   --------   -------     -------
Changes from principal transactions:
   Transfer of net premiums                                      81,013     12,425       877       5,547
   Transfer on terminations                                     (19,096)       447    (1,372)     (4,513)
   Transfer on policy loans                                           -          -      (462)       (974)
   Net interfund transfers                                           59    480,238         7       1,386
                                                               --------   --------   -------     -------
Net increase (decrease) in assets from principal transactions    61,976    493,110      (950)      1,446
                                                               --------   --------   -------     -------
Total increase (decrease) in assets                              86,992    507,783      (447)      2,680

Assets, beginning of period                                     512,934      5,151     9,194       6,514
                                                               --------   --------   -------     -------
Assets, end of period                                          $599,926   $512,934   $ 8,747     $ 9,194
                                                               ========   ========   =======     =======

                                                                                 Sub-Account
                                                      -----------------------------------------------------------------
                                                          Mid Cap Index         Mid Cap Stock         Mid Cap Value
                                                         Trust Series 1        Trust Series 1        Trust Series 1
                                                      --------------------- --------------------- ---------------------
                                                      Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                                      Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                                      ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income                               $  4,808   $    622   $  6,645   $      -   $  7,022   $    701
   Net realized gain (loss)                               6,070      2,789     13,258      3,579     13,775      1,710
   Unrealized appreciation (depreciation) during the
     period                                               3,376     12,176     18,682     23,346     (4,090)    30,614
                                                       --------   --------   --------   --------   --------   --------
Net increase (decrease) in assets from operations        14,254     15,587     38,585     26,925     16,707     33,025
                                                       --------   --------   --------   --------   --------   --------
Changes from principal transactions:
   Transfer of net premiums                               9,354     22,229     36,658     25,880     64,628     50,553
   Transfer on terminations                             (18,187)   (10,968)   (34,695)   (22,236)   (21,874)   (14,241)
   Transfer on policy loans                              (2,065)   (16,773)       121        267       (361)         -
   Net interfund transfers                                3,629     18,239     43,555     40,224        314     18,308
                                                       --------   --------   --------   --------   --------   --------
Net increase (decrease) in assets from principal
  transactions                                           (7,269)    12,727     45,639     44,135     42,707     54,620
                                                       --------   --------   --------   --------   --------   --------
Total increase (decrease) in assets                       6,985     28,314     84,224     71,060     59,414     87,645

Assets, beginning of period                             127,175     98,861    180,462    109,402    178,816     91,171
                                                       --------   --------   --------   --------   --------   --------
Assets, end of period                                  $134,160   $127,175   $264,686   $180,462   $238,230   $178,816
                                                       ========   ========   ========   ========   ========   ========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                         Sub-Account
                                                                       -----------------------------------------------
                                                                             Money Market          Natural Resources
                                                                            Trust Series 1          Trust Series 1
                                                                       -----------------------  ----------------------
                                                                       Year Ended   Year Ended  Year Ended  Year Ended
                                                                       Dec. 31/05   Dec. 31/04  Dec. 31/05 Dec. 31/04++
                                                                       ----------  -----------  ---------- ------------
Income:
   Net investment income                                               $   71,012  $    19,424   $  1,350    $    18
   Net realized gain (loss)                                                     -            -     10,905         22
   Change in unrealized appreciation (depreciation) during the period           -            -     14,889      2,161
                                                                       ----------  -----------   --------    -------
Net increase (decrease) in assets from operations                          71,012       19,424     27,144      2,201
                                                                       ----------  -----------   --------    -------
Changes from principal transactions:
   Transfer of net premiums                                             1,488,146    4,562,179     68,185      1,456
   Transfer on terminations                                              (247,098)    (201,872)    (1,519)      (282)
   Transfer on policy loans                                                (1,137)      (7,050)         -          -
   Net interfund transfers                                               (158,023)  (4,302,107)    14,415      9,219
                                                                       ----------  -----------   --------    -------
Net increase (decrease) in assets from principal transactions           1,081,888       51,150     81,081     10,393
                                                                       ----------  -----------   --------    -------
Total increase (decrease) in assets                                     1,152,900       70,574    108,225     12,594

Assets, beginning of period                                             2,231,134    2,160,560     12,594          -
                                                                       ----------  -----------   --------    -------
Assets, end of period                                                  $3,384,034  $ 2,231,134   $120,819    $12,594
                                                                       ==========  ===========   ========    =======

                                                                              Sub-Account
                                       ----------------------------------------------------------------------------------------
                                           Overseas Trust            Pacific Rim       Quantitative All Cap   Quantitative Equity
                                              Series 1             Trust Series 1         Trust Series 1        Trust Series 1
                                       ----------------------   --------------------  ----------------------  -------------------
                                        Year Ended   Year Ended Year Ended Year Ended Year Ended  Year Ended      Year Ended
                                       Dec. 31/05/d/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04++    Dec. 31/04xx
                                       ------------  ---------- ---------- ---------- ---------- ------------ -------------------
Income:
   Net investment income                 $    211     $   161    $     87   $     87   $ 1,511       $  2          $     758
   Net realized gain (loss)                10,155         497         915      2,847         1          -            (24,020)
   Change in unrealized appreciation
     (depreciation) during the period     (11,459)      5,422      15,084       (304)   (1,720)         3             24,225
                                         --------     -------    --------   --------   -------       ----          ---------
Net increase (decrease) in assets from
  operations                               (1,093)      6,080      16,086      2,630      (208)         5                963
                                         --------     -------    --------   --------   -------       ----          ---------
Changes from principal transactions:
   Transfer of net premiums                 3,126      18,205      45,305        701        51          -             19,287
   Transfer on terminations               (10,177)     (5,799)     (1,298)      (575)      (14)       (13)           (59,695)
   Transfer on policy loans                     -           -           -          -         -          -                  -
   Net interfund transfers                (55,910)     11,684      31,950    (11,849)   23,495         50            (72,701)
                                         --------     -------    --------   --------   -------       ----          ---------
Net increase (decrease) in assets from
  principal transactions                  (62,961)     24,090      75,957    (11,723)   23,532         37           (113,109)
                                         --------     -------    --------   --------   -------       ----          ---------
Total increase (decrease) in assets       (64,054)     30,170      92,043     (9,093)   23,324         42           (112,146)

Assets, beginning of period                64,054      33,884       9,774     18,867        42          -            112,146
                                         --------     -------    --------   --------   -------       ----          ---------
Assets, end of period                    $      -     $64,054    $101,817   $  9,774   $23,366       $ 42          $       -
                                         ========     =======    ========   ========   =======       ====          =========

d Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.
++ Fund available in prior year but no activity.
xx Terminated as an investment option and funds transferred to U.S. Large Cap
   Trust on May 3, 2004.

See accompanying notes

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       -------------------------------------------
                                                                       Quantitative Mid Cap  Real Estate Securities
                                                                          Trust Series 1        Trust Series 1
                                                                       --------------------- ---------------------
                                                                       Year Ended Year Ended Year Ended  Year Ended
                                                                       Dec. 31/05 Dec. 31/04 Dec. 31/05  Dec. 31/04
                                                                       ---------- ---------- ----------  ----------
Income:
   Net investment income                                                $     -    $     -    $ 41,741    $  4,754
   Net realized gain (loss)                                               1,134        161      15,253       3,960
   Change in unrealized appreciation (depreciation) during the period     4,644      2,206     (25,629)     54,473
                                                                        -------    -------    --------    --------
Net increase (decrease) in assets from operations                         5,778      2,367      31,365      63,187
                                                                        -------    -------    --------    --------
Changes from principal transactions:
   Transfer of net premiums                                               5,760      3,154      60,188      22,835
   Transfer on terminations                                              (1,195)      (427)    (30,395)     (9,061)
   Transfer on policy loans                                                   -          -           -           -
   Net interfund transfers                                               55,035      9,123       6,115      10,535
                                                                        -------    -------    --------    --------
Net increase (decrease) in assets from principal transactions            59,600     11,850      35,908      24,309
                                                                        -------    -------    --------    --------
Total increase (decrease) in assets                                      65,378     14,217      67,273      87,496

Assets, beginning of period                                              19,350      5,133     265,430     177,934
                                                                        -------    -------    --------    --------
Assets, end of period                                                   $84,728    $19,350    $332,703    $265,430
                                                                        =======    =======    ========    ========

                                                                           Sub-Account
                                       -----------------------------------------------------------------------------------
                                          Real Return Bond     Science & Technology  Small Cap Trust    Small Cap Index
                                           Trust Series 1         Trust Series 1        Series 1        Trust Series 1
                                       ----------------------- --------------------- --------------- ---------------------
                                       Year Ended  Year Ended  Year Ended Year Ended  Period Ended   Year Ended Year Ended
                                       Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04   Dec. 31/05~   Dec. 31/05 Dec. 31/04
                                       ---------- ------------ ---------- ---------- --------------- ---------- ----------
Income:
   Net investment income                 $  313      $    -     $      -   $      -       $  -        $  4,556   $    296
   Net realized gain (loss)                  16          14        3,805    (13,940)         -           9,989      1,778
   Change in unrealized appreciation
     (depreciation) during the period      (236)        443          991     17,115          3         (10,917)    16,019
                                         ------      ------     --------   --------       ----        --------   --------
Net increase (decrease) in assets from
  operations                                 93         457        4,796      3,175          3           3,628     18,093
                                         ------      ------     --------   --------       ----        --------   --------
Changes from principal transactions:
   Transfer of net premiums               1,059       1,897       36,345     69,681        841          18,089     23,486
   Transfer on terminations                (614)       (730)     (28,778)   (41,753)       (10)        (13,705)   (10,600)
   Transfer on policy loans                   -           -          226     (8,113)         -          (1,427)         -
   Net interfund transfers                    -       5,180       (9,247)        26          -         (10,856)    17,476
                                         ------      ------     --------   --------       ----        --------   --------
Net increase (decrease) in assets from
  principal transactions                    445       6,347       (1,454)    19,841        831          (7,899)    30,362
                                         ------      ------     --------   --------       ----        --------   --------
Total increase (decrease) in assets         538       6,804        3,342     23,016        834          (4,271)    48,455

Assets, beginning of period               6,804           -      208,647    185,631          -         129,001     80,546
                                         ------      ------     --------   --------       ----        --------   --------
Assets, end of period                    $7,342      $6,804     $211,989   $208,647       $834        $124,730   $129,001
                                         ======      ======     ========   ========       ====        ========   ========

++ Fund available in prior year but no activity.
~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                Sub-Account
                                                              -----------------------------------------------
                                                              Small Cap Opportunities      Small Company
                                                                  Trust Series 1          Trust Series 1
                                                              ----------------------- -----------------------
                                                              Year Ended Period Ended Year Ended Period Ended
                                                              Dec. 31/05 Dec. 31/04++ Dec. 31/05 Dec. 31/04##
                                                              ---------- ------------ ---------- ------------
Income:
   Net investment income                                       $    47      $    -       $  -        $ -
   Net realized gain (loss)                                        454          17          1         (3)
   Unrealized appreciation (depreciation) during the period      8,816         338          1          -
                                                               -------      ------       ----        ---
Net increase (decrease) in assets from operations                9,317         355          2         (3)
                                                               -------      ------       ----        ---
Changes from principal transactions:
   Transfer of net premiums                                     16,072         209        113          -
   Transfer on terminations                                     (4,031)       (344)       (53)         3
   Transfer on policy loans                                         12           -          -          -
   Net interfund transfers                                      49,851       2,337          9          -
                                                               -------      ------       ----        ---
Net increase (decrease) in assets from principal transactions   61,904       2,202         69          3
                                                               -------      ------       ----        ---
Total increase (decrease) in assets                             71,221       2,557         71          -

Assets, beginning of period                                      2,557           -          -          -
                                                               -------      ------       ----        ---
Assets, end of period                                          $73,778      $2,557       $ 71        $ -
                                                               =======      ======       ====        ===

                                                                         Sub-Account
                                  -----------------------------------------------------------------------------------------
                                    Small Company Blend     Small Company Value      Special Value        Strategic Bond
                                      Trust Series 1          Trust Series 1        Trust Series 1        Trust Series 1
                                  -----------------------  --------------------- --------------------- ---------------------
                                   Year Ended   Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
                                  Dec. 31/05/e/ Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04
                                  ------------  ---------- ---------- ---------- ---------- ---------- ---------- ----------
Income:
   Net investment income            $      -     $     -    $  8,006   $  3,867   $    25     $   83    $  5,263  $   6,282
   Net realized gain (loss)            2,719       2,322      45,058      4,772       213        138       1,770     16,304
   Unrealized appreciation
     (depreciation) during the
     period                           (9,106)      1,522     (17,733)    68,563       272        696      (1,414)   (10,401)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Net increase (decrease) in assets
  from operations                     (6,387)      3,844      35,331     77,202       510        917       5,619     12,185
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Changes from principal
  transactions:
   Transfer of net premiums            3,949      15,768     105,781     94,145     8,465      1,667      41,212     44,555
   Transfer on terminations           (1,697)     (8,311)    (31,230)   (26,147)     (701)      (481)    (24,794)  (133,570)
   Transfer on policy loans               (3)       (213)        258        257         -          -        (112)    (8,499)
   Net interfund transfers           (49,044)     (9,443)    (80,816)    18,803        44      2,613      59,191     (1,054)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Net increase (decrease) in assets
  from principal transactions        (46,795)     (2,199)     (6,007)    87,058     7,808      3,799      75,497    (98,568)
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Total increase (decrease) in
  assets                             (53,182)      1,645      29,324    164,260     8,318      4,716      81,116    (86,383)

Assets, beginning of period           53,182      51,537     414,315    250,055     6,767      2,051     187,609    273,992
                                    --------     -------    --------   --------   -------     ------    --------  ---------
Assets, end of period               $      -     $53,182    $443,639   $414,315   $15,085     $6,767    $268,725  $ 187,609
                                    ========     =======    ========   ========   =======     ======    ========  =========

++ Fund available in prior year but no activity.
## Reflects the period from commencement of operations on May 3, 2004 through
   December 31, 2004.
e Terminated as an investment option and funds transferred to Small Cap Opportunities Trust on May 2, 2005.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                              ---------------------------------------------------------------
                                                                 Strategic Growth    Strategic Income Strategic Opportunities
                                                                  Trust Series 1      Trust Series I     Trust Series 1
                                                              ---------------------- ---------------- -----------------------
                                                              Year Ended  Year Ended   Period Ended   Year Ended  Year Ended
                                                              Dec. 31/05f Dec. 31/04   Dec. 31/05~    Dec. 31/05  Dec. 31/04
                                                              ----------- ---------- ---------------- ----------- -----------
Income:
   Net investment income                                       $    219    $     -        $  299       $    859    $    127
   Net realized gain (loss)                                       2,752        287             -         12,449     (21,441)
   Unrealized appreciation (depreciation) during the period      (4,244)     2,041          (284)         4,963      45,621
                                                               --------    -------        ------       --------    --------
Net increase (decrease) in assets from operations                (1,273)     2,328            15         18,271      24,307
                                                               --------    -------        ------       --------    --------
Changes from principal transactions:
   Transfer of net premiums                                       1,038     10,328         7,735         32,748      57,062
   Transfer on terminations                                     (20,662)    (2,117)         (127)       (18,253)    (38,946)
   Transfer on policy loans                                           -          -             -            (24)        (23)
   Net interfund transfers                                      (15,813)     3,444             -        (43,936)    (42,075)
                                                               --------    -------        ------       --------    --------
Net increase (decrease) in assets from principal transactions   (35,437)    11,655         7,608        (29,465)    (23,982)
                                                               --------    -------        ------       --------    --------
Total increase (decrease) in assets                             (36,710)    13,983         7,623        (11,194)        325

Assets, beginning of period                                      36,710     22,727             -        196,867     196,542
                                                               --------    -------        ------       --------    --------
Assets, end of period                                          $      -    $36,710        $7,623       $185,673    $196,867
                                                               ========    =======        ======       ========    ========

                                                                          Sub-Account
                                    ---------------------------------------------------------------------------------------
                                       Strategic Value        Total Return       Total Stock Market    U.S. Global Leaders
                                       Trust Series 1        Trust Series 1     Index Trust Series 1  Growth Trust Series 1
                                    --------------------- --------------------- --------------------- ---------------------
                                    Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended     Period Ended
                                    Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04 Dec. 31/05 Dec. 31/04     Dec. 31/05++
                                    ---------- ---------- ---------- ---------- ---------- ---------- ---------------------
Income:
   Net investment income             $ 1,549    $    34    $ 14,152  $  16,692   $  1,592   $    680         $   186
   Net realized gain (loss)              370        350        (315)     1,558      3,455        196             187
   Unrealized appreciation
     (depreciation) during the
     period                           (1,853)     1,378      (6,465)    (2,554)     3,739     13,944             588
                                     -------    -------    --------  ---------   --------   --------         -------
Net increase (decrease) in assets
  from operations                         66      1,762       7,372     15,696      8,786     14,820             961
                                     -------    -------    --------  ---------   --------   --------         -------
Changes from principal
  transactions:
   Transfer of net premiums           13,864      3,781      61,732     68,602     24,448     31,860           1,995
   Transfer on terminations           (1,699)    (1,582)    (42,351)  (121,277)   (24,465)    (6,972)           (862)
   Transfer on policy loans                -          -        (101)    (7,989)         -          -          (2,731)
   Net interfund transfers                 -          -      52,336     (7,622)     6,954        615          10,687
                                     -------    -------    --------  ---------   --------   --------         -------
Net increase (decrease) in assets
  from principal transactions         12,165      2,199      71,616    (68,286)     6,937     25,503           9,089
                                     -------    -------    --------  ---------   --------   --------         -------
Total increase (decrease) in assets   12,231      3,961      78,988    (52,590)    15,723     40,323          10,050

Assets, beginning of period           12,448      8,487     270,713    323,303    146,010    105,687               -
                                     -------    -------    --------  ---------   --------   --------         -------
Assets, end of period                $24,679    $12,448    $349,701  $ 270,713   $161,733   $146,010         $10,050
                                     =======    =======    ========  =========   ========   ========         =======

f Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.
++ Fund available in prior year but not active.

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

  Statements of Operations and Changes in Contract Owners' Equity (continued)

                                                                                       Sub-Account
                                                                       ------------------------------------------------
                                                                       U.S. Government Securities     U.S. Large Cap
                                                                             Trust Series 1           Trust Series 1
                                                                       -------------------------- ---------------------
                                                                       Year Ended    Year Ended   Year Ended Year Ended
                                                                       Dec. 31/05    Dec. 31/04   Dec. 31/05 Dec. 31/04
                                                                       ----------    ----------   ---------- ----------
Income:
   Net investment income                                                $ 14,967     $  15,422     $  1,114   $    454
   Net realized gain (loss)                                               (2,069)         (497)      18,271        937
   Change in unrealized appreciation (depreciation) during the period     (6,057)         (655)      (2,602)    21,223
                                                                        --------     ---------     --------   --------
Net increase (decrease) in assets from operations                          6,841        14,270       16,783     22,614
                                                                        --------     ---------     --------   --------
Changes from principal transactions:
   Transfer of net premiums                                              115,235       130,868       56,399     53,557
   Transfer on terminations                                              (24,855)     (193,244)     (33,910)   (20,316)
   Transfer on policy loans                                                    -             -           30        (84)
   Net interfund transfers                                               (23,140)        4,112      (16,324)    95,519
                                                                        --------     ---------     --------   --------
Net increase (decrease) in assets from principal transactions             67,240       (58,264)       6,195    128,676
                                                                        --------     ---------     --------   --------
Total increase (decrease) in assets                                       74,081       (43,994)      22,978    151,290

Assets, beginning of period                                              406,225       450,219      275,100    123,810
                                                                        --------     ---------     --------   --------
Assets, end of period                                                   $480,306     $ 406,225     $298,078   $275,100
                                                                        ========     =========     ========   ========

                                                                  Sub-Account
                                                  ---------------------------------------------
                                                  Utilities Trust Series 1 Value Trust Series 1            Total
                                                  -----------------------  --------------------  ------------------------
                                                  Year Ended   Year Ended  Year Ended Year Ended  Year Ended   Year Ended
                                                  Dec. 31/05   Dec. 31/04  Dec. 31/05 Dec. 31/04  Dec. 31/05   Dec. 31/04
                                                  ----------   ----------  ---------- ---------- -----------  -----------
Income:
   Net investment income                           $ 2,333      $   109     $  1,459   $    998  $   597,188  $   228,832
   Net realized gain (loss)                            385           82       15,035      4,638      414,690      116,493
   Change in unrealized appreciation
     (depreciation) during the period                2,730        2,680       13,070     26,879       34,664    1,064,571
                                                   -------      -------     --------   --------  -----------  -----------
Net increase (decrease) in assets from operations    5,448        2,871       29,564     32,515    1,046,542    1,409,896
                                                   -------      -------     --------   --------  -----------  -----------
Changes from principal transactions:
   Transfer of net premiums                          3,384        4,696       36,374     72,686    4,571,023    6,810,658
   Transfer on terminations                         (2,052)        (488)     (26,534)   (14,051)  (1,417,807)  (2,563,521)
   Transfer on policy loans                              -            -          204       (113)      (9,962)    (107,392)
   Net interfund transfers                          21,300           18      (18,315)   (43,751)     (16,648)     (18,047)
                                                   -------      -------     --------   --------  -----------  -----------
Net increase (decrease) in assets from principal
  transactions                                      22,632        4,226       (8,271)    14,771    3,126,606    4,121,698
                                                   -------      -------     --------   --------  -----------  -----------
Total increase (decrease) in assets                 28,080        7,097       21,293     47,286    4,173,148    5,531,594

Assets, beginning of period                         12,883        5,786      240,568    193,282   15,666,180   10,134,586
                                                   -------      -------     --------   --------  -----------  -----------
Assets, end of period                              $40,963      $12,883     $261,861   $240,568  $19,839,328  $15,666,180
                                                   =======      =======     ========   ========  ===========  ===========

See accompanying notes.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                         Notes to Financial Statements

                               December 31, 2005

1. Organization

John Hancock Life Insurance Company Separate Account B (formerly The Manufacturers Life Insurance Company of New York Separate Account B) (the "Account") is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the "Company) (formerly The Manufacturers Life Insurance Company of New York). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the "Act") and has sixty-nine active investment sub-accounts that invest in shares of a particular John Hancock Trust (formerly Manufacturers Investment Trust) portfolio. John Hancock Trust (formerly Manufacturers Investment Trust (the "Trust") is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the "Contracts") issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA") (formerly The Manufacturers Life Insurance Company (U.S.A.)) ("ManUSA") which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

1. Organization (continued)

Effective January 1, 2005, the following name changes occurred:

                  Previous Name                         New Name
         --------------------------------      ---------------------------
              The Manufacturers Life                John Hancock Life
                Insurance Company                   Insurance Company
                     (U.S.A.)                           (U.S.A.)
              The Manufacturers Life                John Hancock Life
               Insurance Company of               Insurance Company of
                     New York                           New York
                Manulife Financial                    John Hancock
                  Securities LLC                    Distributors LLC
          Manufacturers Investment Trust           John Hancock Trust
         The Manufacturers Life Insurance      John Hancock Life Insurance
               Company of New York                 Company of New York
                Separate Account B                  Separate Account

As the result of portfolio changes, the following sub-accounts of the Account were renamed as follows:

      Previous Name                New Name               Effective Date
      -------------        ------------------------  ------------------------
   Global Equity Trust           Global Trust              May 3, 2004
   International Equity      International Equity          May 2, 2005
         Index Fund              Index Trust B
   Pacific Rim Emerging       Pacific Rim Trust            May 3, 2004
       Markets Trust

Effective May 2, 2005 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                 Terminated                 Funds Transferred To
                 ----------         ----------------------------------
          Aggressive Growth Trust           Mid Cap Stock Trust
           Diversified Bond Trust            Active Bond Trust
             Equity Index Trust              500 Index Trust B
               Overseas Trust            International Value Trust
          Small Company Blend Trust    Small Cap Opportunities Trust
           Strategic Growth Trust     U.S. Global Leaders Growth Trust

Effective May 3, 2004 the following sub-accounts of the Account were terminated as investment options and funds transferred to existing sub-account funds as follows:

                     Terminated           Funds Transferred To
                     ----------         ------------------------
                    Balanced Trust        Income & Value Trust
              Quantitative Equity Trust   U.S. Large Cap Trust

Effective June 18, 2004 the following sub-account of the Account was terminated as an investment option and funds transferred to an existing sub-account fund as follows:

                     Terminated           Funds Transferred To
                     ----------         ------------------------
              International Index Trust   International Equity
                                               Index Fund

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

1. Organization (continued)

The following sub-accounts of the Account were added as investment options for variable universal life insurance contract holders of the Company:

             500 Index Trust B                      May 2, 2005
             Active Bond Trust                      May 2, 2005
             All Asset Portfolio (                  May 3, 2004
             American Bond Trust (                October 31, 2005
             Bond Index Trust B (                   May 2, 2005
             Brandes International Equity Trust (   May 2, 2005
             Business Opportunities Trust (         May 2, 2005
             Classic Value Trust                    May 3, 2004
             Core Bond Trust (                      May 2, 2005
             Core Equity Trust                      May 3, 2004
             Frontier Capital Appreciation          May 2, 2005
             Growth & Income Trust II (             May 2, 2005
             International Equity Index Trust A (   May 2, 2005
             International Equity Index Trust B     May 3, 2004
             International Opportunities Trust      May 2, 2005
             Large Cap Trust                        May 2, 2005
             Managed Trust (                        May 2, 2005
             Mid Value Trust (                      May 2, 2005
             Money Market Trust B (                 May 2, 2005
             Overseas Equity Trust (                May 2, 2005
             Quantitative Value Trust               May 3, 2004
             Short-Term Bond Trust (                May 2, 2005
             Small Cap Trust                        May 2, 2005
             Small Cap Growth Trust (               May 2, 2005
             Small Cap Value Trust (                May 2, 2005
             Small Company Trust                    May 3, 2004
             Strategic Income Trust                 May 3, 2004
             Turner Core Growth Trust (             May 2, 2005
             U.S. Global Leaders Growth Trust       May 3, 2004
             U.S. High Yield Bond Trust (           May 2, 2005

(  Fund available in current year but not active.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

2. Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company's general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company's general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "Code"). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

3. Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4. Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2005 were as follows:

                                                           Purchases  Sales
                                                           --------- --------
   Sub-Accounts:
      500 Index Trust Series 1                             $131,927  $104,190
      500 Index Trust B Series 0                             18,295       872
      Active Bond Trust Series 1                            340,057    26,445
      Aggressive Growth Trust Series 1                        3,525    55,039
      All Cap Core Trust Series 1                            18,275    22,635
      All Cap Growth Trust Series 1                          18,577    40,615
      All Cap Value Trust Series 1                           20,611     3,262
      American Blue Chip Income and Growth Trust Series 1    11,970     3,657
      American Growth Trust Series 1                        109,042     5,756
      American Growth-Income Trust Series 1                 265,008    82,357
      American International Trust Series 1                 132,570     5,306
      Blue Chip Growth Trust Series 1                        98,495   103,570
      Capital Appreciation Trust Series 1                     2,400     2,481
      Classic Value Trust Series 1                              345         -
      Diversified Bond Trust Series 1                        54,418   306,825
      Dynamic Growth Trust Series 1                           8,731    33,547
      Emerging Growth Trust Series 1                          1,686       325
      Emerging Small Company Trust Series 1                  21,897    14,029
      Equity-Income Trust Series 1                          120,912   173,058
      Equity Index Trust Series 1                               300    14,260

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

                                                      Purchases   Sales
                                                      ---------- --------
       Sub-Accounts:
          Financial Services Trust Series 1           $    8,653 $  4,552
          Fundamental Value Trust Series 1               161,148   38,032
          Global Trust Series 1                           51,040    9,230
          Global Allocation Trust Series 1                 5,730    3,866
          Global Bond Trust Series 1                     101,894    8,476
          Growth & Income Trust Series 1                  63,571   75,252
          Health Sciences Trust Series 1                  26,995    8,699
          High Yield Trust Series 1                       29,892   75,376
          Income & Value Trust Series 1                   25,757   25,647
          International Equity Index Trust B              59,814    2,914
          International Opportunities Trust Series 1       7,703       57
          International Small Cap Trust Series 1          52,089    6,271
          International Stock Trust Series 1              14,827   14,994
          International Value Trust Series 1             116,549   43,943
          Investment Quality Bond Trust Series 1          65,078   11,400
          Large Cap Trust Series 1                         2,724       53
          Large Cap Growth Trust Series 1                 50,182   46,548
          Large Cap Value Trust Series 1                 100,934  104,036
          Lifestyle Aggressive 1000 Trust Series 1        37,331   15,954
          Lifestyle Balanced 640 Trust Series 1          293,301   98,830
          Lifestyle Conservative 280 Trust Series 1       88,948   17,736
          Lifestyle Growth 820 Trust Series 1            811,060  100,673
          Lifestyle Moderate 460 Trust Series 1          168,660   70,297
          Mid Cap Core Trust Series 1                      1,557    1,738
          Mid Cap Index Trust Series 1                    18,981   21,442
          Mid Cap Stock Trust Series 1                    90,733   38,450
          Mid Cap Value Trust Series 1                    91,788   42,059
          Money Market Trust Series 1                  1,674,064  521,163
          Natural Resources Trust Series 1               132,240   49,807
          Overseas Trust Series 1                          3,555   66,305
          Pacific Rim Trust Series 1                      78,288    2,244
          Quantitative All Cap Trust Series 1             25,058       16
          Quantitative Mid Cap Trust Series 1             62,806    3,206
          Real Estate Securities Trust Series 1          118,001   40,352
          Real Return Bond Trust Series 1                  1,148      390

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

4. Purchases and Sales of Investments (continued)

                                                    Purchases    Sales
                                                    ---------- ----------
      Sub-Accounts:
         Science & Technology Trust Series 1        $   32,349 $   33,803
         Small Cap Trust Series 1                          841         10
         Small Cap Index Trust Series 1                 21,956     25,299
         Small Cap Opportunities Trust Series 1         65,377      3,425
         Small Company Trust Series 1                      111         43
         Small Company Blend Trust Series 1              3,680     50,475
         Small Company Value Trust Series 1            136,207    134,208
         Special Value Trust Series 1                    8,501        668
         Strategic Bond Trust Series 1                 101,853     21,092
         Strategic Growth Trust Series 1                   914     36,133
         Strategic Income Trust Series 1                 7,929         22
         Strategic Opportunities Trust Series 1         30,717     59,323
         Strategic Value Trust Series 1                 15,061      1,347
         Total Return Trust Series 1                   114,649     28,881
         Total Stock Market Index Trust Series 1        31,120     22,591
         U.S. Global Leaders Growth Trust Series 1      12,219      2,943
         U.S. Government Securities Trust Series 1     147,220     65,014
         U.S. Large Cap Trust Series 1                  60,887     53,577
         Utilities Trust Series 1                       26,220      1,255
         Value Trust Series 1                           35,022     41,834
                                                    ---------- ----------
                                                    $6,873,973 $3,150,180
                                                    ========== ==========

5. Financial Highlights

                                                   Sub-Account
                             -------------------------------------------------------
                                                    500 Index
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      60,823     34,393     17,368      6,896         49
Units issued                    11,060     32,006     21,523     14,266      7,196
Units redeemed                  (9,541)    (5,576)    (4,498)    (3,794)      (349)
                              --------   --------   --------   --------    -------
Units, end of period            62,342     60,823     34,393     17,368      6,896
                              ========   ========   ========   ========    =======
Unit value, end of period     $  11.30   $  10.83   $   9.82   $   7.67    $  9.91
Assets, end of period         $704,129   $658,730   $337,825   $133,278    $68,304
Investment income ratio/(1)/      1.50%      0.84%      0.71%      0.00%      2.26%
Total return/(2)/                 4.29%     10.26%     28.00%    (22.53)%   (12.37)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                      Sub-Account
                                    ----------------
                                       500 Index
                                    Trust B Series 0
                                    ----------------
                                      Period Ended
                                      Dec. 31/05~
                                    ----------------
Units, beginning of period                    -
Units issued                              1,443
Units redeemed                              (65)
                                        -------
Units, end of period                      1,378
                                        =======
Unit value, end of period               $ 13.63
Assets, end of period                   $18,787
Investment income ratio/(1)/               0.00%
Total return/(2)/                          9.07%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                     Sub-Account
                                    --------------
                                     Active Bond
                                    Trust Series 1
                                    --------------
                                     Period Ended
                                     Dec. 31/05~
                                    --------------
Units, beginning of period                    -
Units issued                             27,106
Units redeemed                           (2,093)
                                       --------
Units, end of period                     25,013
                                       ========
Unit value, end of period              $  12.70
Assets, end of period                  $317,641
Investment income ratio/(1)/               0.00%
Total return/(2)/                          1.59%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ----------------------------------------------------------
                                                 Aggressive Growth
                                                   Trust Series 1
                             ----------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05/a/ Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ------------  ---------- ---------- ----------  ----------
Units, beginning of period       5,051       10,905      10,993     20,820      22,559
Units issued                       330        1,215       1,494      1,806       1,606
Units redeemed                  (5,381)      (7,069)     (1,582)   (11,633)     (3,345)
                               -------      -------    --------   --------    --------
Units, end of period                 -        5,051      10,905     10,993      20,820
                               =======      =======    ========   ========    ========
Unit value, end of period      $ 10.22      $ 10.95    $  10.02   $   7.49    $   9.98
Assets, end of period          $     0      $55,312    $109,282   $ 82,297    $207,717
Investment income ratio/(1)/      0.00%        0.00%       0.00%      0.00%       0.00%
Total return/(2)/                (6.65)%       9.26%      33.87%    (24.96)%    (25.98)%

/a/ Terminated as an investment option and funds transferred to Mid Cap Stock Trust on May 2, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                   All Cap Core
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      15,972     22,110     18,944     41,935      35,265
Units issued                     1,909      3,535      6,116      5,791      11,127
Units redeemed                  (2,518)    (9,673)    (2,950)   (28,782)     (4,457)
                              --------   --------   --------   --------    --------
Units, end of period            15,363     15,972     22,110     18,944      41,935
                              ========   ========   ========   ========    ========
Unit value, end of period     $   9.56   $   8.77   $   7.54   $   5.73    $   7.66
Assets, end of period         $146,942   $140,054   $166,666   $108,556    $321,442
Investment income ratio/(1)/      0.75%      0.39%      0.00%      0.00%       0.00%
Total return/(2)/                 9.08%     16.32%     31.55%    (25.23)%    (21.37)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 All Cap Growth
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      8,720     11,094       9,404    10,175      9,724
Units issued                    1,838      2,545       2,997     4,968      3,017
Units redeemed                 (3,934)    (4,919)     (1,307)   (5,739)    (2,566)
                              -------    -------    --------   -------    -------
Units, end of period            6,624      8,720      11,094     9,404     10,175
                              =======    =======    ========   =======    =======
Unit value, end of period     $ 11.12    $ 10.20    $   9.58   $  7.41    $  9.80
Assets, end of period         $73,666    $88,974    $106,273   $69,701    $99,760
Investment income ratio/(1)/     0.00%      0.00%       0.00%     0.00%      0.00%
Total return/(2)/                8.99%      6.52%      29.24%   (24.41)%   (23.77)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                   All Cap Value
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       7,732     22,808     24,771     11,356            -
Units issued                     1,030        256        418     18,634       11,465
Units redeemed                    (224)   (15,332)    (2,381)    (5,219)        (109)
                              --------   --------   --------   --------     --------
Units, end of period             8,538      7,732     22,808     24,771       11,356
                              ========   ========   ========   ========     ========
Unit value, end of period     $  15.44   $  14.60   $  12.59   $   9.10     $  12.61
Assets, end of period         $131,790   $112,900   $287,241   $225,471     $143,220
Investment income ratio/(1)/      0.53%      0.36%      0.08%      0.00%        0.09%
Total return/(2)/                 5.71%     15.96%     38.36%    (27.83)%       0.90%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                             -------------------------
                             American Blue Chip Income
                             and Growth Trust Series 1
                             -------------------------
                             Year Ended   Year Ended
                             Dec. 31/05  Dec. 31/04++
                             ----------- -------------
Units, beginning of period        426            -
Units issued                      698          439
Units redeemed                   (220)         (13)
                              -------       ------
Units, end of period              904          426
                              =======       ======
Unit value, end of period     $ 16.58       $15.53
Assets, end of period         $14,986       $6,621
Investment income ratio/(1)/     0.20%        0.00%
Total return/(2)/                6.76%        9.32%

++ Fund available in prior year but no activity.

                                        Sub-Account
                             ----------------------------------
                                          American
                                           Growth
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period         876       356           -
Units issued                     6,844       629         372
Units redeemed                    (344)     (109)        (16)
                              --------   -------      ------
Units, end of period             7,376       876         356
                              ========   =======      ======
Unit value, end of period     $  18.02   $ 15.57      $13.89
Assets, end of period         $132,931   $13,637      $4,942
Investment income ratio/(1)/      0.00%     0.00%       0.00%
Total return/(2)/                15.79%    12.10%      11.09%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                          American
                                       Growth-Income
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period      14,681        469          -
Units issued                    16,824     14,683        490
Units redeemed                  (5,249)      (471)       (21)
                              --------   --------     ------
Units, end of period            26,256     14,681        469
                              ========   ========     ======
Unit value, end of period     $  16.40   $  15.56     $14.15
Assets, end of period         $430,661   $228,373     $6,640
Investment income ratio/(1)/      0.52%      0.47%      0.00%
Total return/(2)/                 5.44%      9.96%     13.18%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

                                        Sub-Account
                             ----------------------------------
                                          American
                                       International
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03+
                             ---------- ---------- ------------
Units, beginning of period       1,042       169           -
Units issued                     6,830       934         181
Units redeemed                    (272)      (61)        (12)
                              --------   -------      ------
Units, end of period             7,600     1,042         169
                              ========   =======      ======
Unit value, end of period     $  21.86   $ 18.05      $15.19
Assets, end of period         $166,111   $18,804      $2,559
Investment income ratio/(1)/      0.27%     0.18%       0.00%
Total return/(2)/                21.07%    18.88%      21.48%

+ Reflects the period from commencement of operations on July 9, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                 Blue Chip Growth
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended   Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02   Dec. 31/01
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period      55,058     44,396     30,144     16,940        2,397
Units issued                     9,424     13,515     19,258     21,518       15,928
Units redeemed                 (10,244)    (2,853)    (5,006)    (8,314)      (1,385)
                              --------   --------   --------   --------     --------
Units, end of period            54,238     55,058     44,396     30,144       16,940
                              ========   ========   ========   ========     ========
Unit value, end of period     $  10.93   $  10.35   $   9.49   $   7.35     $   9.70
Assets, end of period         $592,796   $569,861   $421,441   $221,532     $164,347
Investment income ratio/(1)/      0.40%      0.11%      0.04%      0.00%        0.00%
Total return/(2)/                 5.60%      9.03%     29.16%    (24.26)%     (14.60)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                      Capital
                                                   Appreciation
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       1,150        602        325          -            -
Units issued                       199        595        333        352          478
Units redeemed                    (221)       (47)       (56)       (27)        (478)
                              --------   --------   --------   --------     --------
Units, end of period             1,128      1,150        602        325            -
                              ========   ========   ========   ========     ========
Unit value, end of period     $  12.43   $  10.90   $   9.97   $   7.70     $   0.00
Assets, end of period         $ 14,011   $ 12,533   $  6,007   $  2,502     $      0
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%        0.00%
Total return/(2)/                13.99%      9.33%     29.47%    (30.61)%       0.00%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                     Sub-Account
                                    --------------
                                    Classic Value
                                    Trust Series 1
                                    --------------
                                     Period Ended
                                     Dec. 31/05~
                                    --------------
Units, beginning of period                   -
Units issued                                23
Units redeemed                               -
                                        ------
Units, end of period                        23
                                        ======
Unit value, end of period               $15.22
Assets, end of period                   $  349
Investment income ratio/(1)/              1.20%
Total return/(2)/                         9.42%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                 Diversified Bond
                                                  Trust Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/b/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       19,043       22,195     18,470     26,609     31,136
Units issued                      3,064       10,513      8,718     10,860        306
Units redeemed                  (22,107)     (13,665)    (4,993)   (18,999)    (4,833)
                               --------     --------   --------   --------   --------
Units, end of period                  -       19,043     22,195     18,470     26,609
                               ========     ========   ========   ========   ========
Unit value, end of period      $  13.88     $  13.80   $  13.29   $  12.71   $  11.81
Assets, end of period          $      0     $262,869   $295,027   $234,712   $314,222
Investment income ratio/(1)/       4.08%        4.15%      4.33%      4.60%      5.66%
Total return/(2)/                  0.57%        3.85%      4.60%      7.61%      7.09%

/b/ Terminated as an investment option and funds transferred to Active Bond
    Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Dynamic Growth
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period     15,366      56,383     11,187     7,054      3,333
Units issued                    1,666       4,592     48,352     5,737      5,773
Units redeemed                 (6,423)    (45,609)    (3,156)   (1,604)    (2,052)
                              -------    --------   --------   -------    -------
Units, end of period           10,609      15,366     56,383    11,187      7,054
                              =======    ========   ========   =======    =======
Unit value, end of period     $  5.45    $   4.85   $   4.41   $  3.42    $  4.77
Assets, end of period         $57,773    $ 74,472   $248,532   $38,219    $33,636
Investment income ratio/(1)/     0.00%       0.00%      0.00%     0.00%      0.18%
Total return/(2)/               12.40%      10.01%     29.04%   (28.36)%   (40.24)%

                                        Sub-Account
                             ----------------------------------
                                      Emerging Growth
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        192         31           -
Units issued                       97        174          31
Units redeemed                    (19)       (13)          -
                               ------     ------      ------
Units, end of period              270        192          31
                               ======     ======      ======
Unit value, end of period      $18.82     $17.48      $16.35
Assets, end of period          $5,087     $3,358      $  507
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                7.65%      6.90%      30.84%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Emerging Small
                                                     Company
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period       3,347      5,076      4,723      8,455       8,705
Units issued                     1,469      1,042      1,128        958       1,178
Units redeemed                    (998)    (2,771)      (775)    (4,690)     (1,428)
                              --------   --------   --------   --------    --------
Units, end of period             3,818      3,347      5,076      4,723       8,455
                              ========   ========   ========   ========    ========
Unit value, end of period     $  15.01   $  14.29   $  12.82   $   9.17    $  12.96
Assets, end of period         $ 57,331   $ 47,846   $ 65,061   $ 43,321    $109,547
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%       0.00%
Total return/(2)/                 5.05%     11.51%     39.73%    (29.20)%    (22.24)%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Equity-Income
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      30,571     23,364     23,882      7,078         644
Units issued                     7,052     16,065     22,005     26,518       7,645
Units redeemed                 (11,913)    (8,858)   (22,523)    (9,714)     (1,211)
                              --------   --------   --------   --------    --------
Units, end of period            25,710     30,571     23,364     23,882       7,078
                              ========   ========   ========   ========    ========
Unit value, end of period     $  14.96   $  14.40   $  12.54   $   9.99    $  11.52
Assets, end of period         $384,717   $440,193   $293,022   $238,524    $ 81,523
Investment income ratio/(1)/      1.21%      1.14%      1.39%      1.40%       0.44%
Total return/(2)/                 3.92%     14.81%     25.58%    (13.28)%      1.29%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                   Equity Index
                                                  Trust Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/c/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       1,459        1,050      1,221        926        653
Units issued                         -          578         74        556        493
Units redeemed                  (1,459)        (169)      (245)      (261)      (220)
                               -------      -------     ------    -------    -------
Units, end of period                 -        1,459      1,050      1,221        926
                               =======      =======     ======    =======    =======
Unit value, end of period      $  9.76      $ 10.18     $ 9.21    $  7.18    $  9.24
Assets, end of period          $     -      $14,850     $9,676    $ 8,770    $ 8,561
Investment income ratio/(1)/      2.13%        0.92%      1.43%      0.82%      0.71%
Total return/(2)/                (4.07)%      10.48%     28.27%    (22.30)%   (12.26)%

/c/ Terminated as an investment option and funds transferred to 500 Index Trust
    B on May 2, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                Financial Services
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period       6,538     4,277        632        264           -
Units issued                       590     2,661      3,851        455         283
Units redeemed                    (319)     (400)      (206)       (87)        (19)
                              --------   -------    -------    -------      ------
Units, end of period             6,809     6,538      4,277        632         264
                              ========   =======    =======    =======      ======
Unit value, end of period     $  15.46   $ 14.09    $ 12.76    $  9.55      $11.63
Assets, end of period         $105,283   $92,098    $54,574    $ 6,038      $3,069
Investment income ratio/(1)/      0.37%     0.37%      0.05%      0.00%       0.11%
Total return/(2)/                 9.78%    10.38%     33.58%    (17.88)%     (6.93)%

* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                Fundamental Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      11,529      8,641      4,281       383           -
Units issued                    11,202      4,284      6,091     4,334         387
Units redeemed                  (2,599)    (1,396)    (1,731)     (436)         (4)
                              --------   --------   --------   -------      ------
Units, end of period            20,132     11,529      8,641     4,281         383
                              ========   ========   ========   =======      ======
Unit value, end of period     $  15.53   $  14.27   $  12.76   $  9.83      $11.73
Assets, end of period         $312,615   $164,493   $110,274   $42,078      $4,491
Investment income ratio/(1)/      0.32%      0.47%      0.19%     0.04%       0.00%
Total return/(2)/                 8.85%     11.80%     29.83%   (16.20)%     (6.16)%

--------
* Reflects the period of commencement of operations on May 1, 2001 through December 31, 2001.

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Global Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      10,170      7,868      6,705    12,768      12,777
Units issued                     4,290      2,852     13,942     2,163       3,219
Units redeemed                    (800)      (550)   (12,779)   (8,226)     (3,228)
                              --------   --------   --------   -------    --------
Units, end of period            13,660     10,170      7,868     6,705      12,768
                              ========   ========   ========   =======    ========
Unit value, end of period     $  12.39   $  11.19   $   9.75   $  7.65    $   9.46
Assets, end of period         $169,295   $113,832   $ 76,744   $51,310    $120,802
Investment income ratio/(1)/      1.17%      1.62%      0.48%     1.44%       2.62%
Total return/(2)/                10.72%     14.75%     27.46%   (19.11)%    (16.09)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                              Sub-Account
                             ---------------------------------------------
                                           Global Allocation
                                            Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      3,470      2,732        848           -
Units issued                      452        928      1,997         918
Units redeemed                   (325)      (190)      (113)        (70)
                              -------    -------    -------     -------
Units, end of period            3,597      3,470      2,732         848
                              =======    =======    =======     =======
Unit value, end of period     $ 12.18    $ 11.47    $ 10.18     $  8.05
Assets, end of period         $43,823    $39,805    $27,793     $ 6,825
Investment income ratio/(1)/     0.93%      0.98%      0.22%       0.00%
Total return/(2)/                6.20%     12.73%     26.43%     (23.21)%

++ Fund available in prior year but no activity.

                                                   Sub-Account
                             -------------------------------------------------------
                                                   Global Bond
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ----------  ---------- ---------- ---------- ----------
Units, beginning of period      10,497       2,551       308         24         -
Units issued                     6,724       8,329     3,520        318        30
Units redeemed                    (605)       (383)   (1,277)       (34)       (6)
                              --------    --------   -------     ------     -----
Units, end of period            16,616      10,497     2,551        308        24
                              ========    ========   =======     ======     =====
Unit value, end of period     $  13.60    $  14.56   $ 13.21     $11.44     $9.53
Assets, end of period         $226,054    $152,809   $33,688     $3,526     $ 229
Investment income ratio/(1)/      4.02%       1.92%     1.86%      0.00%     0.00%
Total return/(2)/                (6.54)%     10.24%    15.40%     20.12%     0.53%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                  Growth & Income
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended   Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02   Dec. 31/01
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period      54,972     66,744     62,157     48,091       44,117
Units issued                     4,715      6,641     11,273     46,527       11,249
Units redeemed                  (7,854)   (18,413)    (6,686)   (32,461)      (7,275)
                              --------   --------   --------   --------     --------
Units, end of period            51,833     54,972     66,744     62,157       48,091
                              ========   ========   ========   ========     ========
Unit value, end of period     $   9.81   $   9.61   $   9.00   $   7.11     $   9.40
Assets, end of period         $508,201   $528,253   $600,702   $441,927     $451,836
Investment income ratio/(1)/      1.37%      0.83%      0.93%      0.57%        0.41%
Total return/(2)/                 2.03%      6.77%     26.59%    (24.33)%     (11.28)%

                                                    Sub-Account
                             ---------------------------------------------------------
                                                  Health Sciences
                                                  Trust Series 1
                             ---------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01*
                             ---------- ---------- ---------- ----------  ------------
Units, beginning of period       7,240      6,320      4,548      3,544            -
Units issued                     1,182      1,376      2,304      5,105        3,551
Units redeemed                    (557)      (456)      (532)    (4,101)          (7)
                              --------   --------   --------   --------     --------
Units, end of period             7,865      7,240      6,320      4,548        3,544
                              ========   ========   ========   ========     ========
Unit value, end of period     $  17.43   $  15.48   $  13.42   $   9.85     $  13.54
Assets, end of period         $137,096   $112,026   $ 84,810   $ 44,812     $ 47,988
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.00%        0.00%
Total return/(2)/                12.64%     15.31%     36.22%    (27.24)%       8.32%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -------------------------------------------------------
                                                   High Yield
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      15,031     21,088     17,585      5,731        292
Units issued                     1,853      5,217     22,865     12,717      5,555
Units redeemed                  (6,293)   (11,274)   (19,362)      (863)      (116)
                              --------   --------   --------   --------    -------
Units, end of period            10,591     15,031     21,088     17,585      5,731
                              ========   ========   ========   ========    =======
Unit value, end of period     $  12.31   $  11.88   $  10.69   $   8.59    $  9.23
Assets, end of period         $130,490   $178,566   $225,553   $151,141    $52,896
Investment income ratio/(1)/      5.47%      5.11%      5.29%      6.26%      4.88%
Total return/(2)/                 3.69%     11.06%     24.41%     (6.87)%    (5.48)%

                                                   Sub-Account
                             -------------------------------------------------------
                                                 Income & Value
                                                 Trust Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      11,677      7,571      6,278        521          -
Units issued                     1,768      5,225      2,022      6,261        556
Units redeemed                  (1,957)    (1,119)      (729)      (504)       (35)
                              --------   --------   --------   --------    -------
Units, end of period            11,488     11,677      7,571      6,278        521
                              ========   ========   ========   ========    =======
Unit value, end of period     $  13.60   $  12.92   $  12.00   $   9.49    $ 11.29
Assets, end of period         $156,202   $150,894   $ 90,892   $ 59,584    $ 5,883
Investment income ratio/(1)/      1.60%      0.98%      1.85%      2.16%      0.00%
Total return/(2)/                 5.22%      7.65%     26.48%    (15.93)%     0.98%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                          Sub-Account
                                    ----------------------
                                     International Equity
                                         Index Trust B
                                           Series 1
                                    ----------------------
                                    Year Ended Period Ended
                                    Dec. 31/05 Dec. 31/04##
                                    ---------- ------------
Units, beginning of period              2,431          -
Units issued                            3,675      2,492
Units redeemed                           (188)       (61)
                                     --------    -------
Units, end of period                    5,918      2,431
                                     ========    =======
Unit value, end of period            $  17.26    $ 14.81
Assets, end of period                $102,169    $35,999
Investment income ratio/(1)/             0.58%      0.51%
Total return/(2)/                       16.61%     18.44%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                            Sub-Account
                                           --------------
                                           International
                                           Opportunities
                                           Trust Series 1
                                           --------------
                                            Period Ended
                                            Dec. 31/05~
                                           --------------
Units, beginning of period                          -
Units issued                                      551
Units redeemed                                     (4)
                                               ------
Units, end of period                              547
                                               ======
Unit value, end of period                      $15.53
Assets, end of period                          $8,493
Investment income ratio/(1)/                     0.00%
Total return/(2)/                               24.24%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ----------------------------------------------------
                                                 International
                                                   Small Cap
                                                 Trust Series 1
                             ----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       3,671     5,539      5,297      9,696      9,624
Units issued                     3,625     1,251      1,057        733      1,694
Units redeemed                    (435)   (3,119)      (815)    (5,132)    (1,622)
                              --------   -------    -------    -------    -------
Units, end of period             6,861     3,671      5,539      5,297      9,696
                              ========   =======    =======    =======    =======
Unit value, end of period     $  15.16   $ 13.77    $ 11.37    $  7.34    $  8.81
Assets, end of period         $103,993   $50,538    $62,981    $38,874    $85,451
Investment income ratio/(1)/      0.79%     0.09%      0.00%      0.00%      0.00%
Total return/(2)/                10.10%    21.07%     54.95%    (16.73)%   (31.10)%

                                                   Sub-Account
                             -----------------------------------------------------
                                               International Stock
                                                 Trust Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      6,294      8,503      8,214     13,999      14,599
Units issued                    1,468      1,831      1,662      1,944       1,882
Units redeemed                 (1,502)    (4,040)    (1,373)    (7,729)     (2,482)
                              -------    -------    -------    -------    --------
Units, end of period            6,260      6,294      8,503      8,214      13,999
                              =======    =======    =======    =======    ========
Unit value, end of period     $ 11.24    $  9.69    $  8.39    $  6.44    $   8.22
Assets, end of period         $70,365    $61,015    $71,313    $52,879    $115,070
Investment income ratio/(1)/     0.71%      0.66%      0.48%      0.51%       0.20%
Total return/(2)/               15.94%     15.60%     30.27%    (21.69)%    (21.54)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                              International Value
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       9,724      3,385     1,222        745        158
Units issued                     7,069      7,075     2,769      1,089        706
Units redeemed                  (2,751)      (736)     (606)      (612)      (119)
                              --------   --------   -------    -------     ------
Units, end of period            14,042      9,724     3,385      1,222        745
                              ========   ========   =======    =======     ======
Unit value, end of period     $  17.48   $  15.81   $ 13.01    $  8.98     $10.93
Assets, end of period         $245,465   $153,774   $44,038    $10,979     $8,148
Investment income ratio/(1)/      0.86%      1.09%     0.69%      0.68%      0.76%
Total return/(2)/                10.54%     21.55%    44.87%    (17.84)%    (9.97)%

                                                  Sub-Account
                             ------------------------------------------------------
                                               Investment Quality
                                              Bond Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      22,899     26,345     18,344      5,368        29
Units issued                     3,205      6,592     21,208     14,458     5,471
Units redeemed                    (784)   (10,038)   (13,207)    (1,482)     (132)
                              --------   --------   --------   --------   -------
Units, end of period            25,320     22,899     26,345     18,344     5,368
                              ========   ========   ========   ========   =======
Unit value, end of period     $  14.67   $  14.35   $  13.69   $  12.76   $ 11.61
Assets, end of period         $371,559   $328,600   $360,700   $234,021   $62,300
Investment income ratio/(1)/      5.46%      5.87%      4.53%      4.72%     0.42%
Total return/(2)/                 2.26%      4.81%      7.32%      9.94%     7.33%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                                  --------------
                                    Large Cap
                                  Trust Series 1
                                  --------------
                                   Period Ended
                                   Dec. 31/05~
                                  --------------
Units, beginning of period                 -
Units issued                             202
Units redeemed                            (4)
                                      ------
Units, end of period                     198
                                      ======
Unit value, end of period             $13.96
Assets, end of period                 $2,765
Investment income ratio/(1)/            0.00%
Total return/(2)/                      11.70%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                    Large Cap
                                                      Growth
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      20,747     20,834     24,655     29,100      28,570
Units issued                     5,642      8,615     27,739     23,497       5,346
Units redeemed                  (5,401)    (8,702)   (31,560)   (27,942)     (4,816)
                              --------   --------   --------   --------    --------
Units, end of period            20,988     20,747     20,834     24,655      29,100
                              ========   ========   ========   ========    ========
Unit value, end of period     $   8.82   $   8.80   $   8.28   $   6.61    $   8.57
Assets, end of period         $185,058   $182,491   $172,590   $162,977    $249,260
Investment income ratio/(1)/      0.74%      0.25%      0.26%      0.43%       0.00%
Total return/(2)/                 0.24%      6.18%     25.33%    (22.83)%    (17.81)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                      Large Cap Value
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period      4,272      2,868           -
Units issued                    4,868      1,737       2,893
Units redeemed                 (5,197)      (333)        (25)
                              -------    -------     -------
Units, end of period            3,943      4,272       2,868
                              =======    =======     =======
Unit value, end of period     $ 22.44    $ 19.43     $ 15.96
Assets, end of period         $88,500    $83,020     $45,759
Investment income ratio/(1)/     0.00%      0.82%       0.00%
Total return/(2)/               15.48%     21.80%      27.65%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                              Sub-Account
                             ---------------------------------------------
                                         Lifestyle Aggressive
                                          1000 Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      4,195      1,349      1,202           -
Units issued                    2,974      3,203        325       2,474
Units redeemed                 (1,389)      (357)      (178)     (1,272)
                              -------    -------    -------     -------
Units, end of period            5,780      4,195      1,349       1,202
                              =======    =======    =======     =======
Unit value, end of period     $ 12.70    $ 11.48    $  9.89     $  7.33
Assets, end of period         $73,397    $48,151    $13,337     $ 8,814
Investment income ratio/(1)/     1.49%      0.51%      0.41%       0.37%
Total return/(2)/               10.64%     16.06%     34.90%     (20.71)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                               Sub-Account
                             -----------------------------------------------
                                           Lifestyle Balanced
                                           640 Trust Series 1
                             -----------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04  Dec. 31/03 Dec. 31/02++
                             ----------  ----------  ---------- ------------
Units, beginning of period      262,614      24,690      1,252          -
Units issued                      6,625     243,586     24,089      1,392
Units redeemed                   (7,108)     (5,662)      (651)      (140)
                             ----------  ----------   --------    -------
Units, end of period            262,131     262,614     24,690      1,252
                             ==========  ==========   ========    =======
Unit value, end of period    $    14.67  $    13.73   $  12.09    $  9.76
Assets, end of period        $3,845,203  $3,604,203   $298,594    $12,212
Investment income ratio/(1)/       3.89%       2.78%      0.54%      0.55%
Total return/(2)/                  6.88%      13.50%     23.97%     (9.95)%

++ Fund available in prior year but no activity.

                                        Sub-Account
                             ----------------------------------
                                 Lifestyle Conservative 280
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03++
                             ---------- ---------- ------------
Units, beginning of period      17,371     12,746           -
Units issued                     4,786      7,454      13,441
Units redeemed                  (1,240)    (2,829)       (695)
                              --------   --------    --------
Units, end of period            20,917     17,371      12,746
                              ========   ========    ========
Unit value, end of period     $  14.60   $  14.19    $  13.07
Assets, end of period         $305,372   $246,488    $166,561
Investment income ratio/(1)/      4.75%      2.74%       0.69%
Total return/(2)/                 2.88%      8.60%      11.55%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ---------------------------------------------------------
                                                 Lifestyle Growth
                                                     820 Trust
                                                     Series 1
                             ---------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01++
                             ----------  ---------- ---------- ---------- ------------
Units, beginning of period       29,479      8,740     5,150      5,603           -
Units issued                     61,289     21,893     4,394      5,434       5,923
Units redeemed                   (7,850)    (1,154)     (804)    (5,887)       (320)
                             ----------   --------   -------    -------     -------
Units, end of period             82,918     29,479     8,740      5,150       5,603
                             ==========   ========   =======    =======     =======
Unit value, end of period    $    13.73   $  12.63   $ 11.02    $  8.51     $ 10.11
Assets, end of period        $1,138,146   $372,374   $96,340    $43,822     $56,645
Investment income ratio/(1)/       1.73%      1.12%     1.04%      2.28%       0.00%
Total return/(2)/                  8.66%     14.59%    29.56%    (15.85)%     (8.97)%

++ Fund available in prior year but no activity.

                                              Sub-Account
                             ---------------------------------------------
                                          Lifestyle Moderate
                                          460 Trust Series 1
                             ---------------------------------------------
                             Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ---------- ---------- ---------- ------------
Units, beginning of period      37,194        415       210           -
Units issued                     9,679     36,972       221         223
Units redeemed                  (5,105)      (193)      (16)        (13)
                              --------   --------    ------      ------
Units, end of period            41,768     37,194       415         210
                              ========   ========    ======      ======
Unit value, end of period     $  14.36   $  13.79    $12.42      $10.54
Assets, end of period         $599,926   $512,934    $5,151      $2,218
Investment income ratio/(1)/      3.84%      0.31%     2.51%       1.73%
Total return/(2)/                 4.15%     11.04%    17.83%      (4.04)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                        Mid Cap Core
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        525        425           -
Units issued                       43        397         466
Units redeemed                    (98)      (297)        (41)
                               ------     ------      ------
Units, end of period              470        525         425
                               ======     ======      ======
Unit value, end of period      $18.59     $17.51      $15.32
Assets, end of period          $8,747     $9,194      $6,514
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                6.18%     14.31%      22.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Mid Cap Index
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       7,308      6,580     4,729      2,395        130
Units issued                       772      2,332     2,485      3,555      2,356
Units redeemed                  (1,198)    (1,604)     (634)    (1,221)       (91)
                              --------   --------   -------    -------    -------
Units, end of period             6,882      7,308     6,580      4,729      2,395
                              ========   ========   =======    =======    =======
Unit value, end of period     $  19.49   $  17.40   $ 15.02    $ 11.17    $ 13.16
Assets, end of period         $134,160   $127,175   $98,861    $52,805    $31,519
Investment income ratio/(1)/      0.51%      0.40%     0.00%      0.58%      2.08%
Total return/(2)/                12.02%     15.83%    34.56%    (15.16)%    (1.73)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Mid Cap Stock
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      12,772      9,217      3,507     2,429       1,131
Units issued                     6,339      5,182      6,796     1,590       1,499
Units redeemed                  (2,761)    (1,627)    (1,086)     (512)       (201)
                              --------   --------   --------   -------     -------
Units, end of period            16,350     12,772      9,217     3,507       2,429
                              ========   ========   ========   =======     =======
Unit value, end of period     $  16.19   $  14.13   $  11.87   $  8.34     $ 10.77
Assets, end of period         $264,686   $180,462   $109,402   $29,246     $26,164
Investment income ratio/(1)/      0.00%      0.00%      0.00%     0.00%       0.00%
Total return/(2)/                14.57%     19.04%     42.33%   (22.56)%    (10.99)%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Mid Cap Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period       9,740      6,181      4,035       264           -
Units issued                     4,457      4,382      3,223     4,069         295
Units redeemed                  (2,182)      (823)    (1,077)     (298)        (31)
                              --------   --------   --------   -------     -------
Units, end of period            12,015      9,740      6,181     4,035         264
                              ========   ========   ========   =======     =======
Unit value, end of period     $  19.83   $  18.36   $  14.75   $ 11.77     $ 13.09
Assets, end of period         $238,230   $178,816   $ 91,171   $47,482     $ 3,450
Investment income ratio/(1)/      0.39%      0.50%      0.33%     0.00%       0.49%
Total return/(2)/                 8.00%     24.46%     25.36%   (10.11)%      4.72%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                    Sub-Account
                             ----------------------------------------------------------
                                                    Money Market
                                                   Trust Series 1
                             ----------------------------------------------------------
                             Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                             Dec. 31/05  Dec. 31/04  Dec. 31/03  Dec. 31/02  Dec. 31/01
                             ----------  ----------  ----------  ----------  ----------
Units, beginning of period      189,654     185,160     178,513      64,557     20,792
Units issued                    134,353     464,096     121,129     191,003     63,217
Units redeemed                  (43,806)   (459,602)   (114,482)    (77,047)   (19,452)
                             ----------  ----------  ----------  ----------   --------
Units, end of period            280,201     189,654     185,160     178,513     64,557
                             ==========  ==========  ==========  ==========   ========
Unit value, end of period    $    12.08  $    11.76  $    11.67  $    11.60   $  11.46
Assets, end of period        $3,384,034  $2,231,134  $2,160,560  $2,070,945   $739,983
Investment income ratio/(1)/       2.68%       0.76%       0.58%       1.18%      3.59%
Total return/(2)/                  2.67%       0.76%       0.58%       1.18%      3.59%

                                          Sub-Account
                                    -----------------------
                                       Natural Resources
                                        Trust Series 1
                                    -----------------------
                                    Year Ended  Year Ended
                                    Dec. 31/05 Dec. 31/04++
                                    ---------- ------------
Units, beginning of period                563          -
Units issued                            4,918        578
Units redeemed                         (1,802)       (15)
                                     --------    -------
Units, end of period                    3,679        563
                                     ========    =======
Unit value, end of period            $  32.84    $ 22.38
Assets, end of period                $120,819    $12,594
Investment income ratio/(1)/             0.00%      0.01%
Total return/(2)/                       46.78%     24.31%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                  Overseas Trust
                                                     Series 1
                             --------------------------------------------------------
                              Year Ended   Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05/d/ Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ------------  ---------- ---------- ---------- ----------
Units, beginning of period       5,910        3,495      3,635      2,812      1,256
Units issued                       310        2,871      1,498      1,874      2,032
Units redeemed                  (6,220)        (456)    (1,638)    (1,051)      (476)
                               -------      -------    -------    -------    -------
Units, end of period                 -        5,910      3,495      3,635      2,812
                               =======      =======    =======    =======    =======
Unit value, end of period      $ 10.55      $ 10.84    $  9.70    $  6.74    $  8.58
Assets, end of period          $     -      $64,054    $33,884    $24,503    $24,152
Investment income ratio/(1)/      0.37%        0.32%      0.46%      0.45%      0.23%
Total return/(2)/                (2.69)%      11.79%     43.84%    (21.44)%   (21.09)%

/d/ Terminated as an investment option and funds transferred to International Value Trust on May 2, 2005.

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Pacific Rim
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period         698     1,575      1,138         77         44
Units issued                     5,229        84        800      1,100         47
Units redeemed                    (144)     (961)      (363)       (39)       (14)
                              --------    ------    -------    -------    -------
Units, end of period             5,783       698      1,575      1,138         77
                              ========    ======    =======    =======    =======
Unit value, end of period     $  17.60    $14.00    $ 11.98    $  8.51    $  9.73
Assets, end of period         $101,817    $9,774    $18,867    $ 9,682    $   753
Investment income ratio/(1)/      0.21%     0.71%      0.11%      0.04%      0.29%
Total return/(2)/                25.75%    16.89%     40.70%    (12.53)%   (18.57)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                   Sub-Account
                             -----------------------
                              Quantitative All Cap
                                 Trust Series 1
                             -----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04##
                             ---------- ------------
Units, beginning of period          2           -
Units issued                    1,202           3
Units redeemed                     (1)         (1)
                              -------      ------
Units, end of period            1,203           2
                              =======      ======
Unit value, end of period     $ 19.42      $17.88
Assets, end of period         $23,366      $   42
Investment income ratio/(1)/    25.57%       0.74%
Total return/(2)/                8.58%      14.91%

## Reflects the period from commencement of operations on May 3, 2004 through December 31, 2004.

                                                 Sub-Account
                                ---------------------------------------------
                                              Quantitative Mid
                                             Cap Trust Series 1
                                ---------------------------------------------
                                Year Ended Year Ended Year Ended  Year Ended
                                Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02++
                                ---------- ---------- ---------- ------------
   Units, beginning of period      1,498        470          1           -
   Units issued                    4,504      1,086        551           8
   Units redeemed                   (230)       (58)       (82)         (7)
                                 -------    -------     ------     -------
   Units, end of period            5,772      1,498        470           1
                                 =======    =======     ======     =======
   Unit value, end of period     $ 14.68    $ 12.92     $10.93     $  7.89
   Assets, end of period         $84,728    $19,350     $5,133     $     5
   Investment income ratio/(1)/     0.00%      0.00%      0.00%       0.00%
   Total return/(2)/               13.62%     18.21%     38.53%     (22.65)%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Real Estate
                                                   Securities
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      11,870     10,506      9,703        561       231
Units issued                     3,175      2,018      1,436      9,389       385
Units redeemed                  (1,743)      (654)      (633)      (247)      (55)
                              --------   --------   --------   --------    ------
Units, end of period            13,302     11,870     10,506      9,703       561
                              ========   ========   ========   ========    ======
Unit value, end of period     $  25.01   $  22.36   $  16.94   $  12.17    $11.86
Assets, end of period         $332,703   $265,430   $177,934   $118,093    $6,654
Investment income ratio/(1)/      1.82%      2.24%      2.59%      3.30%     1.91%
Total return/(2)/                11.85%     32.04%     39.14%      2.58%     3.15%

                                   Sub-Account
                             -----------------------
                                   Real Return
                                   Bond Trust
                                    Series 1
                             -----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04++
                             ---------- ------------
Units, beginning of period        476           -
Units issued                       57         515
Units redeemed                    (27)        (39)
                               ------      ------
Units, end of period              506         476
                               ======      ======
Unit value, end of period      $14.50      $14.30
Assets, end of period          $7,342      $6,804
Investment income ratio/(1)/     0.00%       0.00%
Total return/(2)/                1.43%       9.07%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -----------------------------------------------------
                                                    Science &
                                                Technology Trust
                                                    Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      31,376     28,158     18,018    17,279      12,290
Units issued                     5,025     10,282     13,615     7,923       7,023
Units redeemed                  (5,173)    (7,064)    (3,475)   (7,184)     (2,034)
                              --------   --------   --------   -------    --------
Units, end of period            31,228     31,376     28,158    18,018      17,279
                              ========   ========   ========   =======    ========
Unit value, end of period     $   6.79   $   6.65   $   6.59   $  4.38    $   7.40
Assets, end of period         $211,989   $208,647   $185,631   $78,981    $127,852
Investment income ratio/(1)/      0.00%      0.00%      0.00%     0.00%       0.00%
Total return/(2)/                 2.09%      0.86%     50.37%   (40.76)%    (41.25)%

                              Sub-Account
                             --------------
                               Small Cap
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                         59
Units redeemed                       (1)
                                 ------
Units, end of period                 58
                                 ======
Unit value, end of period        $14.30
Assets, end of period            $  834
Investment income ratio/(1)/       0.00%
Total return/(2)/                 14.40%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             -----------------------------------------------------
                                                Small Cap Index
                                                 Trust Series 1
                             -----------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period       8,085      5,923     3,031        781          -
Units issued                     1,086      2,774     3,398      3,616        826
Units redeemed                  (1,646)      (612)     (506)    (1,366)       (45)
                              --------   --------   -------    -------     ------
Units, end of period             7,525      8,085     5,923      3,031        781
                              ========   ========   =======    =======     ======
Unit value, end of period     $  16.58   $  15.96   $ 13.60    $  9.33     $11.88
Assets, end of period         $124,730   $129,001   $80,546    $28,276     $9,282
Investment income ratio/(1)/      0.50%      0.29%     0.00%      1.13%      7.07%
Total return/(2)/                 3.89%     17.33%    45.79%    (21.47)%     1.41%

                                   Sub-Account
                             ----------------------
                             Small Cap Opportunities
                                 Trust Series 1
                             ----------------------
                             Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04++
                             ---------- ------------
Units, beginning of period        116           -
Units issued                    3,145         131
Units redeemed                   (151)        (15)
                              -------      ------
Units, end of period            3,110         116
                              =======      ======
Unit value, end of period     $ 23.72      $22.01
Assets, end of period         $73,778      $2,557
Investment income ratio/(1)/     0.00%       0.00%
Total return/(2)/                7.77%      25.78%

++ Fund available in prior year but no activity.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                              Sub-Account
                             --------------
                             Small Company
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                          7
Units redeemed                       (3)
                                 ------
Units, end of period                  4
                                 ======
Unit value, end of period        $16.18
Assets, end of period            $   71
Investment income ratio/(1)/       0.00%
Total return/(2)/                  6.32%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Small Company
                                                   Blend Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended  Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05e Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ----------- ---------- ---------- ---------- ----------
Units, beginning of period       3,785      3,932      2,284        954        164
Units issued                       277      1,403      2,100      1,689        916
Units redeemed                  (4,062)    (1,550)      (452)      (359)      (126)
                               -------    -------    -------    -------    -------
Units, end of period                 -      3,785      3,932      2,284        954
                               =======    =======    =======    =======    =======
Unit value, end of period      $ 12.41    $ 14.05    $ 13.11    $  9.38    $ 12.60
Assets, end of period          $     0    $53,182    $51,537    $21,431    $12,026
Investment income ratio/(1)/      0.00%      0.00%      0.00%      0.14%      0.00%
Total return/(2)/               (11.71)%     7.19%     39.71%    (25.55)%    (2.30)%

e Terminated as an investment option and funds transferred to Small Cap
  Opportunities Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             -------------------------------------------------------
                                                  Small Company
                                                   Value Trust
                                                    Series 1
                             -------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      21,728     16,417     14,054      8,232        388
Units issued                     6,661      6,333      3,851     11,127      8,141
Units redeemed                  (6,652)    (1,022)    (1,488)    (5,305)      (297)
                              --------   --------   --------   --------    -------
Units, end of period            21,737     21,728     16,417     14,054      8,232
                              ========   ========   ========   ========    =======
Unit value, end of period     $  20.41   $  19.07   $  15.23   $  11.40    $ 12.11
Assets, end of period         $443,639   $414,315   $250,055   $160,148    $99,712
Investment income ratio/(1)/      0.25%      0.15%      0.40%      0.26%      0.10%
Total return/(2)/                 7.04%     25.20%     33.66%     (5.93)%     6.54%

                                        Sub-Account
                             ----------------------------------
                                       Special Value
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03^
                             ---------- ---------- ------------
Units, beginning of period        356        130           -
Units issued                      430        261         140
Units redeemed                    (35)       (35)        (10)
                              -------     ------      ------
Units, end of period              751        356         130
                              =======     ======      ======
Unit value, end of period     $ 20.08     $19.01      $15.82
Assets, end of period         $15,085     $6,767      $2,051
Investment income ratio/(1)/     0.00%      0.00%       0.00%
Total return/(2)/                5.61%     20.18%      26.56%

^ Reflects the period from commencement of operations on May 5, 2003 through December 31, 2003.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                 Strategic Bond
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      12,259     19,097     12,505     27,510     30,987
Units issued                     6,199      3,903      8,888      1,544      1,113
Units redeemed                  (1,359)   (10,741)    (2,296)   (16,549)    (4,590)
                              --------   --------   --------   --------   --------
Units, end of period            17,099     12,259     19,097     12,505     27,510
                              ========   ========   ========   ========   ========
Unit value, end of period     $  15.72   $  15.30   $  14.35   $  12.68   $  11.64
Assets, end of period         $268,725   $187,609   $273,992   $158,608   $320,278
Investment income ratio/(1)/      2.67%      3.18%      3.49%      8.90%      7.65%
Total return/(2)/                 2.70%      6.67%     13.11%      8.96%      6.24%

                                              Sub-Account
                             ----------------------------------------------
                                            Strategic Growth
                                             Trust Series 1
                             ----------------------------------------------
                             Year Ended  Year Ended Year Ended  Year Ended
                             Dec. 31/05f Dec. 31/04 Dec. 31/03 Dec. 31/02++
                             ----------- ---------- ---------- ------------
Units, beginning of period       3,424      2,259        387           -
Units issued                        67      1,294      1,940         432
Units redeemed                  (3,491)      (129)       (68)        (45)
                               -------    -------    -------     -------
Units, end of period                 -      3,424      2,259         387
                               =======    =======    =======     =======
Unit value, end of period      $ 10.13    $ 10.72    $ 10.06     $  7.93
Assets, end of period          $     0    $36,710    $22,727     $ 3,069
Investment income ratio/(1)/      0.00%      0.00%      0.00%       0.00%
Total return/(2)/                (5.46)%     6.56%     26.86%     (28.04)%

++ Fund available in prior year but no activity.
f Terminated as an investment option and funds transferred to U.S. Global Leaders Growth Trust on May 2, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                               Sub-Account
                             ----------------
                             Strategic Income
                              Trust Series 1
                             ----------------
                               Period Ended
                               Dec. 31/05~
                             ----------------
Units, beginning of period             -
Units issued                         549
Units redeemed                        (2)
                                  ------
Units, end of period                 547
                                  ======
Unit value, end of period         $13.93
Assets, end of period             $7,623
Investment income ratio/(1)/       71.07%
Total return/(2)/                   2.28%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

                                                   Sub-Account
                             --------------------------------------------------------
                                                    Strategic
                                                  Opportunities
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      22,947     25,730     20,172     19,278      15,842
Units issued                     3,493      7,213      7,878      9,797       5,966
Units redeemed                  (6,716)    (9,996)    (2,320)    (8,903)     (2,530)
                              --------   --------   --------   --------    --------
Units, end of period            19,724     22,947     25,730     20,172      19,278
                              ========   ========   ========   ========    ========
Unit value, end of period     $   9.41   $   8.58   $   7.64   $   6.07    $   9.91
Assets, end of period         $185,673   $196,867   $196,542   $122,446    $191,095
Investment income ratio/(1)/      0.44%      0.08%      0.00%      0.00%       0.48%
Total return/(2)/                 9.74%     12.31%     25.83%    (38.77)%    (15.25)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                 Strategic Value
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Period Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01*
                             ---------- ---------- ---------- ---------- ------------
Units, beginning of period      1,052        846        611         90           -
Units issued                    1,156        333        578        667         111
Units redeemed                   (117)      (127)      (343)      (146)        (21)
                              -------    -------     ------    -------     -------
Units, end of period            2,091      1,052        846        611          90
                              =======    =======     ======    =======     =======
Unit value, end of period     $ 11.80    $ 11.84     $10.03    $  7.79     $ 10.70
Assets, end of period         $24,679    $12,448     $8,487    $ 4,758     $   966
Investment income ratio/(1)/     0.70%      0.34%      0.02%      0.00%       0.00%
Total return/(2)/               (0.30)%    17.98%     28.77%    (27.20)%    (14.40)%

* Reflects the period from commencement of operations on May 1, 2001 through December 31, 2001.

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Total Return
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      15,097     18,923     15,105      5,178        92
Units issued                     5,524      4,332      5,867     10,898     5,322
Units redeemed                  (1,590)    (8,158)    (2,049)      (971)     (236)
                              --------   --------   --------   --------   -------
Units, end of period            19,031     15,097     18,923     15,105     5,178
                              ========   ========   ========   ========   =======
Unit value, end of period     $  18.37   $  17.93   $  17.08   $  16.27   $ 14.86
Assets, end of period         $349,701   $270,713   $323,303   $245,736   $76,920
Investment income ratio/(1)/      2.26%      3.90%      2.43%      2.44%     2.42%
Total return/(2)/                 2.48%      4.96%      5.01%      9.52%     8.28%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                  Sub-Account
                             ------------------------------------------------------
                                                  Total Stock
                                                  Market Index
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      12,766     10,326      6,973     1,864          -
Units issued                     2,486      2,913      3,839     5,698      2,051
Units redeemed                  (1,872)      (473)      (486)     (589)      (187)
                              --------   --------   --------   -------    -------
Units, end of period            13,380     12,766     10,326     6,973      1,864
                              ========   ========   ========   =======    =======
Unit value, end of period     $  12.09   $  11.44   $  10.24   $  7.84    $  9.96
Assets, end of period         $161,733   $146,010   $105,687   $54,673    $18,572
Investment income ratio/(1)/      1.05%      0.57%      0.00%     1.12%      2.70%
Total return/(2)/                 5.70%     11.73%     30.55%   (21.29)%   (11.41)%

                              Sub-Account
                             --------------
                              U.S. Global
                             Leaders Growth
                             Trust Series 1
                             --------------
                              Period Ended
                              Dec. 31/05~
                             --------------
Units, beginning of period            -
Units issued                        979
Units redeemed                     (226)
                                -------
Units, end of period                753
                                =======
Unit value, end of period       $ 13.34
Assets, end of period           $10,050
Investment income ratio/(1)/       0.21%
Total return/(2)/                  0.87%

~ Reflects the period from commencement of operations on May 2, 2005 through December 31, 2005.

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                                   Sub-Account
                             --------------------------------------------------------
                                                 U.S. Government
                                                    Securities
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      30,248     34,492     26,203     12,983         384
Units issued                     9,760     11,561     12,842     15,867      12,827
Units redeemed                  (4,800)   (15,805)    (4,553)    (2,647)       (228)
                              --------   --------   --------   --------    --------
Units, end of period            35,208     30,248     34,492     26,203      12,983
                              ========   ========   ========   ========    ========
Unit value, end of period     $  13.64   $  13.43   $  13.05   $  12.83    $  11.88
Assets, end of period         $480,306   $406,225   $450,219   $336,205    $154,261
Investment income ratio/(1)/      1.62%      1.90%      2.94%      3.35%       1.07%
Total return/(2)/                 1.58%      2.88%      1.73%      7.99%       7.03%

                                                   Sub-Account
                             --------------------------------------------------------
                                                  U.S. Large Cap
                                                  Trust Series 1
                             --------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02  Dec. 31/01
                             ---------- ---------- ---------- ----------  ----------
Units, beginning of period      19,069      9,388      5,165      2,818         527
Units issued                     4,083     11,081      5,729      3,225       2,658
Units redeemed                  (3,626)    (1,400)    (1,506)      (878)       (367)
                              --------   --------   --------   --------    --------
Units, end of period            19,526     19,069      9,388      5,165       2,818
                              ========   ========   ========   ========    ========
Unit value, end of period     $  15.26   $  14.43   $  13.19   $   9.62    $  12.86
Assets, end of period         $298,078   $275,100   $123,810   $ 49,694    $ 36,239
Investment income ratio/(1)/      0.41%      0.22%      0.31%      0.25%       0.30%
Total return/(2)/                 5.81%      9.39%     37.06%    (25.18)%     (2.55)%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

                                        Sub-Account
                             ----------------------------------
                                         Utilities
                                       Trust Series 1
                             ----------------------------------
                             Year Ended Year Ended  Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03++
                             ---------- ---------- ------------
Units, beginning of period      1,035        602           -
Units issued                    1,879        479         626
Units redeemed                    (96)       (46)        (24)
                              -------    -------      ------
Units, end of period            2,818      1,035         602
                              =======    =======      ======
Unit value, end of period     $ 14.54    $ 12.44      $ 9.61
Assets, end of period         $40,963    $12,883      $5,786
Investment income ratio/(1)/     0.52%      1.09%       0.00%
Total return/(2)/               16.82%     29.42%      34.54%

++ Fund available in prior year but no activity.

                                                  Sub-Account
                             ------------------------------------------------------
                                                     Value
                                                 Trust Series 1
                             ------------------------------------------------------
                             Year Ended Year Ended Year Ended Year Ended Year Ended
                             Dec. 31/05 Dec. 31/04 Dec. 31/03 Dec. 31/02 Dec. 31/01
                             ---------- ---------- ---------- ---------- ----------
Units, beginning of period      16,069     14,870     10,345     6,187        761
Units issued                     2,110      5,425      5,715     5,628      6,612
Units redeemed                  (2,639)    (4,226)    (1,190)   (1,470)    (1,186)
                              --------   --------   --------   -------    -------
Units, end of period            15,540     16,069     14,870    10,345      6,187
                              ========   ========   ========   =======    =======
Unit value, end of period     $  16.85   $  14.97   $  13.00   $  9.37    $ 12.13
Assets, end of period         $261,861   $240,568   $193,282   $96,909    $75,081
Investment income ratio/(1)/      0.60%      0.53%      1.06%     0.71%      0.51%
Total return/(2)/                12.56%     15.18%     38.75%   (22.80)%     3.42%

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

5. Financial Highlights (continued)

   /(1)/ These ratios represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trusts, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trusts except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trusts is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.
   /(2)/ These ratios represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. Transactions with Affiliates

John Hancock Distributors LLC (formerly Manulife Financial Securities LLC), a registered broker-dealer and wholly owned subsidiary of JHUSA (formerly ManUSA), acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) or other broker-dealers having distribution agreements with John Hancock Distributors LLC (formerly Manulife Financial Securities LLC) who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months' notice. Under this Agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

Majority of the investments held by the Account are invested in the Trust (Note
1).

      John Hancock Life Insurance Company of New York Separate Account B (Formerly The Manufacturers Life Insurance Company of New York Separate
                                  Account B)

                   Notes to Financial Statements (continued)

7. Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Internal Revenue Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Separate Account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                         SUPPLEMENT DATED MAY 1, 2006

                                      TO

                    PROSPECTUSES DATED MAY 1, 2006 OR LATER

                               -----------------

   This supplement is intended to be distributed with certain prospectuses dated May 1, 2006 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," or "Accumulation Variable Universal Life," "Medallion Variable Universal Life Edge II." We refer to these prospectuses as the "Product Prospectuses."

   This supplement will be used only with policies sold through the product prospectuses and through duly appointed insurance agents who are associated with certain authorized general agencies and who are also registered representatives of certain authorized broker dealers.

                               -----------------

  This Supplement is accompanied with the prospectus for The World Insurance Trust that contains detailed information about the CSI Equity Fund. Be sure to read that prospectus before selecting the additional variable investment option/investment account described in this supplement.

                               -----------------

   Add the following investment account to the table on the cover page:

                           -------------------------
                                   CSI Equity
                           -------------------------


                                                           CSI Prod Supp (5/06)

                         SUPPLEMENT DATED MAY 1, 2006

                                      TO

                    PROSPECTUSES DATED MAY 1, 2006 OR LATER

                               -----------------

   This Supplement is to be distributed with certain prospectuses dated May 1, 2005 or later for variable life insurance policies issued by John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York. The prospectuses involved bear the title "Protection Variable Universal Life," "Accumulation Variable Universal Life," "Corporate VUL," "Medallion Variable Universal Life," "Medallion Variable Universal Life Edge," "Medallion Variable Universal Life Edge II," "Medallion Executive Variable Life," "Medallion Executive Variable Life III," "Performance Executive Variable Life," "Variable Estate Protection," "Variable Estate Protection Plus," "Variable Estate Protection Edge," or "Performance Survivorship Variable Universal Life." We refer to these prospectuses as the "Product Prospectuses."

   This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

                               -----------------

This Supplement is accompanied with a prospectus dated April 30, 2006 for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

                               -----------------

                       AMENDMENT TO PRODUCT PROSPECTUSES

   The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

   Brandes International Equity
   Turner Core Growth
   Frontier Capital Appreciation
   Business Opportunity Value


                                                               VL M SUPP (5/06)

                      PROSPECTUS INSERT DATED MAY 1, 2006

                               -----------------

   The following text replaces footnotes H and I in the fund expense table contained in this prospectus.

/H/ Each of the Lifestyle Trusts may invest in all the other Trust portfolios except the American Growth, the American International, the American Blue Chip Income and Growth, American Bond, and the American Growth-Income (the "Underlying Portfolios"). The Total Annual Expenses for the Underlying Portfolios range from 0.50% to 1.53%.
/I/ The adviser for this fund has agreed, pursuant to its agreement with the John Hancock Trust, to waive its management fee (or, if necessary, reimburse expenses of the fund) to the extent necessary to limit the fund's "Annual Operating Expenses". A fund's "Annual Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the fund not incurred in the ordinary course of the fund's business. Under the agreement, the adviser's obligation will remain in effect until May 1, 2007 and will terminate after that date only if the John Hancock Trust, without the prior written consent of the adviser, sells shares of the fund to (or has shares of the fund held by) any person other than the variable life insurance or variable annuity insurance separate accounts of the Company or any of its affiliates that are specified in the agreement. If this fee waiver had been reflected, the management fee shown for the 500 Index Trust B, Bond Index Trust B, International Equity Index Trust B and Money Market Trust B would be 0.22%, 0.22%, 0.30% and 0.24%, respectively, and the Total Fund Annual Expenses shown would be 0.25%, 0.25%, 0.34% and 0.28%, respectively.

05/01/06 H&I Supp

PART C
OTHER INFORMATION

Item 27. Exhibits

The following exhibits are filed as part of this Registration Statement:

     (a) Resolutions of Board of Directors of First North American Life Assurance Company establishing FNAL Variable Life Account I (now referred to as Separate Account B). Incorporated by reference to exhibit A (1) file number 333-33351 filed with the Commission on August 8, 1997 on behalf of FNAL.

     (b) Not applicable.

     (c) (1) Form of Underwriting and Distribution Agreement. Incorporated by reference to post-effective amendment number 7 file number 33-46217 filed with the Commissionon February 25, 1998.

     (2) Form of General Agent and Broker Dealer Servicing Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27
(c)(3), file number 333-126668 filed with the Commission on October 12, 2005.

     (3) Form of General Agent and Broker Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.) and John Hancock Distributors. Incorporated by reference to Pre-Effective number 1, Exhibit 27 (c)(4), file number 333-126668 filed with the Commission on October 12, 2005.

     (d) (1)Form of Specimen Flexible Premium Variable Universal Life Insurance Policy. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (2) Form of Specimen Supplementary Benefit Extended No-Lapse Guarantee Rider. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (3) Form of Specimen Disability Benefit Rider Payment of Specified Premium in Event of Life Insured's Total Disability as Defined and Limited Rider. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (4) Form of Specimen Accelerated Death Benefit Rider. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (e) Form of Specimen Application for a Protection VUL Life Insurance Policy. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (f) (1) Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit (6)(A)(I) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Certificate of amendment of the Declaration of Intention and Charter of First North American Life Assurance Company. Incorporated by reference to Exhibit (6)(A)(II) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 17, 1997. Incorporated by reference to Exhibit (6)(A)(III) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (c) Form of Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York effective January 1, 2005. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York). Incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (g) Not Applicable.

     (h) (1) Form of Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

     (i) (1) Administrative Services Agreement between The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York dated October 1, 1997 Incorporated by reference to Exhibit (8)(A) to post-effective amendment No. file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

     (a) Form of Administrative Services Agreement between The Manufacturers Life Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of New York dated January 1, 2001. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (b) Form of Amendment No. 1 to Administrative Services Agreement effective January 1, 2001. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (2) Form of Investment Services Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company dated 1997. Incorporated by reference to pre-effective amendment number 1 file number 333-127543 filed with the Commission on November 16, 2005.

     (j) Not Applicable.

     (k) Opinion and consent of Gretchen H. Swanz, Secretary and Counsel of The Manufacturers Life Insurance Company of New York dated April 9, 2001 Incorporated by reference to Exhibit (2)(a) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (l) Not Applicable.

     (m) Not Applicable.

     (n) Consent of Independent Registered Public Accounting Firm filed herewith.

     (n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b), filed herewith

     (o) Not Applicable.

     (p) Not Applicable.

     (q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit
(a)(6) to pre-effective amendment no. 1 file number 333-33504 filed with the Commission on May 3, 2001.

     (i) Powers of Attorney for Alison Alden, James R. Boyle, James Brockelman, Robert Cook, Marc Costantini, James D. Gallagher, and Bruce Speca filed herewith.

Item 28. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK as of April 1, 2006

Name and Principal Business Address        Position with Depositor
-------------------------------------      -------------------------------------
Directors
Alison Alden
601 Congress Street
Boston, MA 02210 ....................      Director
Thomas Borshoff
3 Robin Drive
Rochester, NY 14618 .................      Director
James R. Boyle
601 Congress Street
Boston, MA 02210 ....................      Director
James Brockelman
601 Congress Street
Boston, MA 02210 ....................      Director
Robert A. Cook
601 Congress Street
Boston, MA 02210 ....................      Director
Marc Costantini
601 Congress Street
Boston, MA 02210 ....................      Director

Name and Principal Business Address        Position with Depositor
-------------------------------------      -------------------------------------
Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078 ...............      Director
James D. Gallagher
601 Congress Street
Boston, MA 02210 ....................      Director
Neil M. Merkl
35-35 161st Street
Flushing, NY 11358 ..................      Director
Bradford J. Race, Jr.
136 East 64th Street
New York, NY 10021 ..................      Director
Joseph Scott
601 Congress Street
Boston, MA 02210 ....................      Director
Bruce R. Speca
601 Congress Street
Boston, MA 02210 ....................      Director
Officers
James D. Gallagher ..................      Chairman and President
Peter Copestake .....................      Senior Vice President and Treasurer
Andrew Corselli .....................      Secretary and Chief Legal Counsel
Richard Harris ......................      Appointed Acturary
Patricia Cassidy ....................      Illustration Actuary
Naveed Irshad .......................      Illustration Officer
Katherine MacMillan .................      Executive Vice President, Retirement
                                            Plan Services
Robert Cook .........................      Executive Vice President, Insurance
James Boyle .........................      Executive Vice President, Annuities
Yiji Starr ..........................      Vice President and Chief Investment
                                            Officer
Patrick Gill ........................      Controller
Brooks Tingle .......................      Insurance Administration
Jill Rebman .........................      Insurance Administration
Gregory Mack ........................      Vice President, Distribution

Item 29. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY's variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Trust and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY as of December 31, 2005 appears below:

     Subsidiary Name

     Cavalier Cable, Inc.

     John Hancock Investment Management Services, LLC

     Manulife Service Corporation

     Ennal, Inc.

     John Hancock Distributors, LLC

     Ironside Venture Partners I LLC

     Ironside Venture Partners II LLC

     Avon Long Term Care Leaders LLC

     Manulife Leasing Co., LLC

Item 30. Indemnification

     Article 10 of the Charter of the Company provides as follows:

     TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director establish that his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

     Article VII of the By-laws of the Company provides as follows:

     Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or
(2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

     The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

     The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, or its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company                            Capacity in Which Acting
--------------------------------------------------    -------------------------
John Hancock Variable Life Separate Account S ....    Principal Underwriter
John Hancock Variable Life Separate Account U ....    Principal Underwriter
John Hancock Variable Life Separate Account V ....    Principal Underwriter
John Hancock Variable Life Separate Account UV ...    Principal Underwriter
John Hancock Variable Annuity Separate Account I .    Principal Underwriter
John Hancock Variable Annuity Separate Account JF     Principal Underwriter
John Hancock Variable Annuity Separate Account U .    Principal Underwriter
John Hancock Variable Annuity Separate Account V .    Principal Underwriter
John Hancock Variable Annuity Separate Account H .    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account A ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account N ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account H ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account I ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account J ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account K ...............................    Principal Underwriter
John Hancock Life Insurance Company (U.S.A.)
Separate Account M ...............................    Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account B ...............................    Principal Underwriter
John Hancock Life Insurance Company of New York
Separate Account A ...............................    Principal Underwriter

     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of JHD LLC and the following comprise the Board of Managers and officers of JHD LLC.

Name                                   Title
---------------------------------      -----------------------------------------------------------
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and Chief Executive Officer
Kevin Hill * ....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher Walker**** ..........      Vice President and Chief Compliance Officer
Marc Costantini* ................      Chairman
Steve Finch**** .................      President and CEO
Peter Copestake***** ............      Vice President and Treasurer
James C. Hoodlet*** .............      Secretary and General Counsel
Kevin Hill* .....................      Senior Vice President, U.S. Annuities and Managed Accounts
Katherine MacMillan***** ........      Senior Vice President, Retirement Plan Services
Christopher M. Walker**** .......      Vice President and Chief Compliance Officer
Brian Collins**** ...............      Vice President, U.S. Taxation
Philip Clarkson*** ..............      Vice President, U.S. Taxation
Jeffrey H. Long* ................      Chief Financial Officer and Financial Operations Principal
David Crawford**** ..............      Assistant Secretary

*Principal Business Office is 601 Congress Street, Boston, MA 02210

**Principal Business Office is 197 Clarendon Street, Boston, MA 02116

***Principal Business Office is 200 Clarendon Street, Boston, MA 02116

****Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5

*****Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

     (c) John Hancock Distributors, LLC

     The information contained in the section titled "Principal Underwriter and Distributor" in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 32. Location of Accounts and Records

     The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant's distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, cancelled stock certificates. John Hancock Life Insurance Company of New York (at the same address), in its capacity as Registrant`s depositor keep all other records required by Section 31 (a) of the Act.

Item 33. Management Services

     None

Item 34. Fee Representation

     Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

     John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement on Form N-6 to be signed on their behalf in the City of Boston, Massachusetts, as of the 27th day of April, 2006.

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                               SEPARATE ACCOUNT B
                                  (Registrant)

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                           By: /s/ James D. Gallagher
                               ----------------------
                               James D. Gallagher
                                    Chairman

                 JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

                                   (Depositor)

                           By: /s/ James D. Gallagher
                               ----------------------
                               James D. Gallagher
                                    Chairman

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement on Form N-6 has been signed by the following persons in the capacities indicated as of the 27th day of April, 2006.

/s/ Patrick Gill                      Controller
------------------------------
Patrick Gill
/s/Yiji Starr                         Senior Vice President and Chief Financial
------------------------------         Officer
Yiji Starr
*                                     Director
------------------------------
Alison Alden
*                                     Director
------------------------------
Thomas Borshoff
*                                     Director
------------------------------
James R. Boyle
*                                     Director
------------------------------
James Brockelman
*                                     Director
------------------------------
Robert A. Cook
*                                     Director
------------------------------
Marc Costantini
*                                     Director
------------------------------
Ruth Ann Fleming
*                                     Director
------------------------------
James D. Gallagher
*                                     Director
------------------------------
Neil M. Merkl
*                                     Director
------------------------------
Bradford J. Race, Jr.
*                                     Director
------------------------------
Joseph Scott
*                                     Director
------------------------------
Bruce R. Speca
/s/James C. Hoodlet
------------------------------
James C. Hoodlet

Pursuant to Power of Attorney